FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207567-05

May 5, 2017

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$644,660,735

(Approximate Initial Mortgage Pool Balance)

$554,406,320

(Approximate Offered Certificate Balance)

CFCRE 2017-C8

CCRE Commercial Mortgage Securities, L.P.

Depositor

Cantor Commercial Real Estate Lending, L.P.

Rialto Mortgage Finance, LLC

UBS AG

Sponsors and Mortgage Loan Sellers

Cantor Fitzgerald & Co.	UBS Securities LLC

Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.	Citigroup

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The Offered Certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more Classes of Certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these Certificates, a contract of sale will come into being no sooner than the date on which the relevant Class has been priced and we have verified the allocation of Certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust

Capitalized terms used but not defined in this term sheet have the meanings assigned to them in the preliminary prospectus expected to be dated on or about May 5, 2017, relating to the Offered Certificates (the “Preliminary Prospectus”).

KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners and Co-Lead Managers:	Cantor Fitzgerald & Co. and UBS Securities LLC
Co-Managers:	CastleOak Securities, L.P. and Citigroup Global Markets Inc.
Mortgage Loan Sellers:	Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (47.3%), Rialto Mortgage Finance, LLC (“RMF”) (37.9%) and UBS AG (“UBSAG”) (14.8%)
Rating Agencies:	Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc. and Moody’s Investors Service, Inc.
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	Rialto Capital Advisors LLC
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Risk Retention Consultation Party:	Expected to be RMF or an affiliate thereof
Credit Risk Retention:	RMF, as the retaining sponsor, intends to cause its majority owned affiliate to retain at least 5.0% of the certificate balance, notional amount or percentage interest in each class of certificates (other than the Class R certificates) in a manner that would satisfy the U.S. credit risk retention requirements. See “Credit Risk Retention” in the Preliminary Prospectus.
Trustee:	Wilmington Trust, National Association
Certificate Administrator:	Wells Fargo Bank, National Association
Initial Directing Certificateholder:	RREF III-D CF 2017-C8, LLC or another affiliate of Rialto Capital Advisors, LLC
Determination Date:	The 11th day of each month, or if such 11th day is not a business day, the following business day, commencing in July 2017.
Distribution Date:	4th business day following the Determination Date in each month, commencing in July 2017.
Cut-off Date:	The Due Date in June 2017 for each mortgage loan (or, in the case of any mortgage loan that has its first Due Date in July 2017, the date that would have been its Due Date in June 2017 if a monthly debt service payment were scheduled to be due in that month).
Settlement Date:	On or about June 8, 2017
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	June 2050
Minimum Denominations:	$10,000 (or $100,000 with respect to each Class of Class X Certificates) and in each case in multiples of $1 thereafter.
Clean-up Call:	1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust
TRANSACTION HIGHLIGHTS

Distribution of Collateral by Mortgage Loan Seller

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
Cantor Commercial Real Estate Lending, L.P.	18	36	$305,111,556	47.3%
Rialto Mortgage Finance, LLC	15	16	244,308,041	37.9
UBS AG, New York Branch	10	15	95,241,127	14.8
Total:	43	67	$644,660,735	100.0%
Pooled Collateral Facts:
Initial Outstanding Pool Balance:	$644,660,735
Number of Mortgage Loans:	43
Number of Mortgaged Properties:	67
Average Mortgage Loan Cut-off Date Balance:	$14,992,110
Average Mortgaged Property Cut-off Date Balance:	$9,621,802
Weighted Average Mortgage Rate:	5.0245%
Weighted Average Mortgage Loan Original Term to Maturity or ARD (months):	116
Weighted Average Mortgage Loan Remaining Term to Maturity or ARD (months):	113
Weighted Average Mortgage Loan Seasoning (months):	3
% of Mortgage Loans Secured by Properties Leased to a Single Tenant:	23.3%
% of Mortgage Loans Secured by Properties Leased to a Single Tenant Excluding Portfolios(1):	13.7%
Credit Statistics(2):
Weighted Average Mortgage Loan U/W NCF DSCR:	1.65x
Weighted Average Mortgage Loan Cut-off Date LTV(3):	59.9%
Weighted Average Mortgage Loan Maturity Date or ARD LTV(3):	53.2%
Weighted Average U/W NOI Debt Yield:	11.0%
Amortization Overview:
% Mortgage Loans with Amortization through Maturity or ARD:	35.0%
% Mortgage Loans with Interest Only through Maturity or ARD:	24.1%
% Mortgage Loans with Interest Only followed by Amortization through Maturity or ARD:	40.9%
Weighted Average Remaining Amortization Term (months)(4):	347
Loan Structural Features:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	64.4%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(5):	68.7%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	59.4%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	42.3%
% Mortgage Loans with Upfront Engineering Reserves:	33.2%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	46.4%
% Mortgage Loans with In Place Hard Lockboxes:	45.2%
% Mortgage Loans with Cash Traps Triggered at Levels ≥ 1.10x:	84.6%
% Mortgage Loans with Defeasance Only after a Lockout Period and Prior to an Open Period:	68.1%
% Mortgage Loans with Prepayment Only with a Yield Maintenance Charge after a Lockout Period and Prior to an Open Period:	31.9%

(1)	Excludes mortgage loans secured by multiple properties leased to the same tenant.
(2)	With respect to the Crossings at Hobart Loan, Yeshiva University Portfolio Loan, Atlanta and Anchorage Hotel Portfolio Loan, EIP Logistics Portfolio Loan, Google Kirkland Campus Phase II Loan, Art Van Portfolio Loan, 340 Bryant Loan, Holiday Inn Express Nashville – Downtown Loan, Baypoint Commerce Center Loan and Center West Loan, the U/W NCF DSCR, Cut-off Date LTV, Maturity Date or ARD LTV and U/W NOI Debt Yield calculations include the related pari passu loan(s).
(3)	With respect to the Holiday Inn Express Nashville – Downtown Loan, representing 2.4% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as complete” value. With respect to the AAAABCO Mini Storage Loan, representing 1.0% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as complete” value. With respect to the Best Western Syracuse-Liverpool Loan, representing 0.5% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as complete” value. For additional information, see the Footnotes to Annex A-1 in the Preliminary Prospectus.
(4)	Excludes mortgage loans which are interest only for the full loan term.
(5)	Includes FF&E Reserves.
(6)	Represents the percent of the allocated initial outstanding principal balance of retail, office, industrial and mixed use properties only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust
SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Available Certificate Balance or Notional Amount(2)	Initial Retained Certificate Balance or Notional Amount(2)(3)	Initial Subordination Levels	Weighted Average Life (years)(4)	Principal Window (months)(4)	Certificate Principal to Value Ratio(5)	Underwritten NOI Debt Yield(6)
A-1	AAAsf/AAA(sf)/Aaa(sf)	$24,296,843	$23,082,000	$1,214,843	30.000%(7)	2.70	1 - 57	41.9%	15.7%
A-2	AAAsf/AAA(sf)/Aaa(sf)	$46,884,221	$44,540,000	$2,344,211	30.000%(7)	4.82	57 - 58	41.9%	15.7%
A-SB	AAAsf/AAA(sf)/Aaa(sf)	$36,236,843	$34,425,000	$1,811,843	30.000%(7)	7.06	58 - 108	41.9%	15.7%
A-3	AAAsf/AAA(sf)/Aaa(sf)	$155,000,000	$147,250,000	$7,750,000	30.000%(7)	9.60	108 - 117	41.9%	15.7%
A-4	AAAsf/AAA(sf)/Aaa(sf)	$188,844,211	$179,402,000	$9,442,211	30.000%(7)	9.83	117 - 119	41.9%	15.7%
X-A(8)	AAAsf/AAA(sf)/Aaa(sf)	$451,262,108(9)	$428,699,000	$22,563,108	N/A	N/A	N/A	N/A	N/A
X-B(8)	AA-sf/AAA(sf)/NR	$70,911,580(9)	$67,366,000	$3,545,580	N/A	N/A	N/A	N/A	N/A
X-C(8)	A-sf/AAA(sf)/NR	$32,232,632(9)	$30,621,000	$1,611,632	N/A	N/A	N/A	N/A	N/A
A-M	AAAsf/AAA(sf)/Aa2(sf)	$32,232,632	$30,621,000	$1,611,632	25.000%	9.94	119 - 119	44.9%	14.7%
B	AA-sf/AA(sf)/NR	$38,678,948	$36,745,000	$1,933,948	19.000%	9.94	119 - 119	48.5%	13.6%
C	A-sf/A(sf)/NR	$32,232,632	$30,621,000	$1,611,632	14.000%	9.94	119 - 119	51.5%	12.8%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Available Certificate Balance or Notional Amount(2)	Initial Retained Certificate Balance or Notional Amount(2)(3)	Initial Subordination Levels	Weighted Average Life (years)(4)	Principal Window (months)(4)	Certificate Principal to Value Ratio(5)	Underwritten NOI Debt Yield(6)
X-D(8)	BBB-sf/BBB-(sf)/NR	$38,678,948(9)	$36,745,000	$1,933,948	N/A	N/A	N/A	N/A	N/A
X-E(8)	BB-sf/BB-(sf)/NR	$17,727,369(9)	$16,841,000	$886,369	N/A	N/A	N/A	N/A	N/A
X-F(8)	B-sf/B(sf)/NR	$7,251,579(9)	$6,889,000	$362,579	N/A	N/A	N/A	N/A	N/A
X-G(8)	NR/NR/NR	$26,596,519(9)	$25,266,000	$1,330,519	N/A	N/A	N/A	N/A	N/A
D	BBB-sf/BBB-(sf)/NR	$38,678,948	$36,745,000	$1,933,948	8.000%	9.94	119 - 119	55.1%	12.0%
E	BB-sf/BB-(sf)/NR	$17,727,369	$16,841,000	$886,369	5.250%	9.94	119 - 119	56.8%	11.6%
F	B-sf/B(sf)/NR	$7,251,579	$6,889,000	$362,579	4.125%	9.94	119 - 119	57.4%	11.5%
G	NR/NR/NR	$26,596,519	$25,266,000	$1,330,519	0.000%	9.94	119 - 119	59.9%	11.0%
V(10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
R(10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates (the “Principal Balance Certificates”) will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate but no less than 0.000%.
(2)	Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amounts of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates may vary depending upon the final pricing of the Classes of Certificates whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F or Class X-G Certificates, as applicable, would be equal to zero, such Class of Certificates will not be issued on the settlement date of this securitization.
(3)	On the Closing Date, the certificates (other than the Class R certificates) with the Initial Certificate Balances or Notional Amounts, as applicable, set forth in the above table under “Initial Retained Certificate Balance or Notional Amount” are expected to be sold by the Underwriters to RMF or a majority owned affiliate of RMF as described in “Credit Risk Retention” in the Preliminary Prospectus relating to the Publicly Offered Certificates, dated May 5, 2017 (the “Preliminary Prospectus”)
(4)	The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each Class of Certificates with a Certificate Balance is based on (i) modeling assumptions described in the Preliminary Prospectus, (ii) assumptions that there are no prepayments, delinquencies or losses on the mortgage loans prior to the maturity dates or anticipated repayment dates and (iii) assumptions that there are no extensions or forbearances of maturity dates.
(5)	“Certificate Principal to Value Ratio” for any Principal Balance Certificate is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool rounded to one decimal place (of 59.9%), multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related Class of Certificates and all other Classes, if any, that are senior to such Class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates are calculated in the aggregate for those Classes as if they were a single Class.
(6)	“Underwritten NOI Debt Yield” for any Class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool rounded to one decimal place (of 11.0%), multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of all Certificates and the denominator of which is the total initial Certificate Balance of the related Class of Certificates and all other Classes, if any, that are senior to such Class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates are calculated in the aggregate for those Classes as if they were a single Class.
(7)	The initial subordination levels for the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates are represented in the aggregate.
(8)	As further described in the Preliminary Prospectus, the pass-through rate applicable to each of Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates (the “Class X Certificates”) for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30-day months), over (ii) the pass-through rate of the related Class of Principal Balance Certificates as set forth below (or the weighted average pass-through rate of those Classes of Principal Balance Certificates, if more than one, based on their Certificate Balances) as set forth below.

Class X Certificates	Related Class of Principal Balance Certificates
Class X-A	Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4
Class X-B	Class A-M and Class B
Class X-C	Class C
Class X-D	Class D
Class X-E	Class E
Class X-F	Class F
Class X-G	Class G

(9)	None of the Class X Certificates will have a Certificate Balance. None of the Class X Certificates will be entitled to distributions of principal. The interest accrual amounts on each Class of Class X Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the related Class of Principal Balance Certificates (or the sum of the Certificate Balances of the related Classes of Principal Balance Certificates) as set forth above.
(10)	The Class V Certificates will not have a Certificate Balance, notional amount, pass-through rate, assumed final distribution date or rating. The Class V Certificates represent undivided interests in excess interest accruing on an anticipated repayment date loan, as further described in the Preliminary Prospectus. The Class V Certificates will not be entitled to distributions in respect of principal or interest other than excess interest. The Class R Certificates will not have a Certificate Balance, notional amount, pass-through rate, assumed final distribution date or rating. The Class R Certificates represent the residual interests in each Trust REMIC, as further described in the Preliminary Prospectus. The Class R Certificates will not be entitled to distributions of principal or interest.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust
STRUCTURE OVERVIEW

Principal Payments:

Payments in respect of principal of the Certificates will be distributed, first, to the Class A-SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex D to the Preliminary Prospectus, then, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-SB in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M Certificates until the Certificate Balance of the Class A-M Certificates has been reduced to zero, then, to the Class B Certificates until the Certificate Balance of the Class B Certificates has been reduced to zero, then, to the Class C Certificates, until the Certificate Balance of the Class C Certificates has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero. Notwithstanding the foregoing, if the total Certificate Balance of the Class A-M and Class B through Class G Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X-A, Class X-B, Class X-C, Class X-D, Class X-E, Class X-F and Class X-G Certificates will not be entitled to receive distributions of principal; however, the notional amount of each class of Class X Certificates will be reduced by the aggregate amount of the principal distributions and realized losses allocated to the related class of Principal Balance Certificates.

Interest Payments:

On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class X Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, and then, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate but no less than 0.000%.

As further described in the Preliminary Prospectus, the pass-through rate applicable to each class of the Class X Certificates for each Distribution Date will generally be equal to the excess of the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over the pass-through rate of the related class of Principal Balance Certificates (or the weighted average pass-through rate of the related classes of Principal Balance Certificates, if more than one, based on their Certificate Balances). The notional amount of each Class of Class X Certificates may vary depending upon the final pricing of the Classes of Certificates whose Certificate Balances comprise such notional amount and, if as a result of such pricing the pass-through rate of such Class of Class X Certificates would be equal to zero, such Class X Certificates may not be issued on the settlement date of this securitization.

Prepayment Interest Shortfalls:	Prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing Certificate Classes.

Loss Allocation:	Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class B Certificates, then, to the Class A-M Certificates, and then to Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-4 Certificates on a pro rata basis based on the Certificate Balance of each such Class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to the Certificates that are components of the notional amount of such Class X Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust
STRUCTURE OVERVIEW

Prepayment Premiums:

A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected on the mortgage loans will be allocated to each of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-M, Class B, Class C and Class D Certificates (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of each such Class of Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the mortgage rate of the related mortgage loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate - Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate - Discount Rate)

Control Rights and Directing Holder:

Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each mortgage loan (other than the Yeshiva University Portfolio Loan, Google Kirkland Campus Phase II Loan, Art Van Portfolio Loan, Holiday Inn Express Nashville – Downtown Loan , Baypoint Commerce Center Loan and Center West Loan (the “Non-Serviced Whole Loans”). The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to each mortgage loan (other than the Non-Serviced Whole Loans). Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such mortgage loan.

It is expected that RREF III-D CF 2017-C8, LLC or another affiliate of Rialto Capital Advisors, LLC will be the initial Directing Holder with respect to each mortgage loan (other than the Non-Serviced Whole Loans).

For a description of the directing holder for the Non-Serviced Whole Loans, see “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus.

Control Eligible Certificates:	Class F and Class G Certificates.
Controlling Class:

The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, at least equal to 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to be an Appraised-Out Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any mortgage loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Master Servicer will recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Control Termination Event:

Will occur when (i) the Class F Certificates have a Certificate Balance (taking into account the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of such Class) of less than 25% of the initial Certificate Balance of that Class or (ii) a holder of the Class F Certificates is the majority Controlling Class Certificateholder and has irrevocably waived its right, in writing, to exercise any of the rights of the Controlling Class Certificateholder and such rights have not been reinstated to a successor Controlling Class Certificateholder.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust
STRUCTURE OVERVIEW

Upon the occurrence and the continuance of a Control Termination Event, the Directing Holder will no longer have any Control Rights and the Special Servicer will be required to consult with the Directing Holder and the Operating Advisor in connection with asset status reports and material special servicing actions (other than with respect to the Non-Serviced Whole Loans).

Consultation Termination Event:

Will occur when (i) there is no Class of Control Eligible Certificates that has a then-outstanding Certificate Balance at least equal to 25% of the initial Certificate Balance of that Class, in each case, without regard to the application of any cumulative Appraisal Reduction Amounts; or (ii) a holder of the Class F Certificates is the majority Controlling Class Certificateholder and has irrevocably waived its right, in writing, to exercise any of the rights of the Controlling Class Certificateholder and such rights have not been reinstated to a successor Controlling Class Certificateholder.

Upon the occurrence and continuance of a Consultation Termination Event the Directing Holder will have no rights under the pooling and servicing agreement for this securitization (the “PSA”) other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the securitization closing date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the Non-Serviced Whole Loans) may generally be replaced at any time by the Directing Holder. The directing holder of the Non-Serviced Whole Loans will have the right to replace the special servicer with respect to the applicable loan in certain circumstances.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than the Non-Serviced Whole Loans) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below. See “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus for a description of the special servicer appointment and replacement rights with respect to the Non-Serviced Whole Loans.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the Non-Serviced Whole Loans, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote (which fees and expenses will not be additional trust fund expenses) and (iii) delivery by such holders to the Certificate Administrator and the Trustee of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to post notice on the Certificate Administrator’s website and concurrently by mail to all Certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard, which such vote must occur within 180 days of the posting of such notice. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorum or (ii) the Holders of more than 50% of the voting rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer (other than with respect to the Non-Serviced Whole Loans).

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer or the Asset Representations Reviewer, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all Classes of Certificates entitled to principal, on an aggregate basis.

In addition, other than with respect to the Non-Serviced Whole Loans, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties as required under the PSA or is otherwise not acting in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the Non-Serviced Whole Loans) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust
STRUCTURE OVERVIEW

See “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus for a description of the special servicer appointment and replacement rights with respect to the Non-Serviced Whole Loans.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the PSA will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the mortgage loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the PSA will be capped in the aggregate at $1,000,000 for each mortgage loan.

Special Servicer Compensation:

The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property (subject to a minimum fee of $5,000 per month). The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the PSA (including in the form of commissions, brokerage fees or rebates) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a mortgage loan or Whole Loan and any purchaser of any mortgage loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any mortgage loan (or Serviced Whole Loan, if applicable), the management or disposition of any REO Property, or the performance of any other special servicing duties under the PSA, other than as expressly permitted in the PSA and other than commercially reasonable treasury management fees, banking fees, customary title agent fees and insurance commissions and fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan, Serviced Whole Loan or REO Property. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Risk Retention Consultation Party:

A risk retention consultation party may be appointed by the holder or holders of more than 50% of the Retained Certificates, by Certificate Balance. Such holder or holders will have a continuing right to appoint, remove or replace the risk retention consultation party in its sole discretion. This right may be exercised at any time and from time to time.

Except with respect to an Excluded Loan as to such party, the risk retention consultation party will be entitled to consult with the Special Servicer, upon request of the risk retention consultation party, with respect to certain material servicing actions proposed by the Special Servicer with respect to Specially Serviced Mortgage Loans.

Operating Advisor:

With respect to the mortgage loans (other than with respect to the Non-Serviced Whole Loans) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights. After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the mortgage loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Non-Serviced Whole Loans.

Asset Representations Reviewer:

The Asset Representations Reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of Certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding principal balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust
STRUCTURE OVERVIEW

The Asset Representations Reviewer may be terminated and replaced without cause. Upon (i) the written direction of Certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the Asset Representations Reviewer with a proposed successor Asset Representations Reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the Certificate Administrator of the reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote, the Certificate Administrator will promptly provide notice to all Certificateholders and the Asset Representations Reviewer of such request by posting such notice on its internet website, and by mailing such notice to all Certificateholders and the Asset Representations Reviewer. Upon the written direction of Certificateholders evidencing at least 75% of a Certificateholder Quorum, the trustee will terminate all of the rights and obligations of the Asset Representations Reviewer under the PSA by written notice to the Asset Representations Reviewer, and the proposed successor Asset Representations Reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution Provisions:

The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the PSA to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the initial requesting Certificateholder (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the initial requesting Certificateholder, if any, or any other Certificateholder or Certificate Owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request but the initial requesting Certificateholder, if any, or any other Certificateholder or Certificate Owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting Certificateholder, if any, or such other Certificateholder or Certificate Owner may deliver a written notice to the special servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a Repurchase Request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the PSA. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Liquidated Loan Waterfall:

On liquidation of any mortgage loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance per Room/NRA (1)	Cut-off Date LTV Ratio(1)	U/W NCF DSCR(1)	U/W NOI Debt Yield(1)
Ohio Valley Plaza	RMF	Saint Clairsville, OH	Retail	$55,000,000	8.5%	$84	62.8%	1.36x	9.3%
Pershing Square Building	CCRE	Los Angeles, CA	Mixed Use	$44,000,000	6.8%	$287	58.7%	2.13x	10.5%
Crossings at Hobart	RMF	Merrillville, IN	Retail	$42,823,320	6.6%	$73	61.8%	1.40x	10.1%
Yeshiva University Portfolio	CCRE	New York, NY	Office	$35,000,000	5.4%	$201	40.5%	1.97x	12.9%
380 Lafayette Street	CCRE	New York, NY	Office	$32,500,000	5.0%	$712	55.1%	1.73x	7.4%
Atlanta and Anchorage Hotel Portfolio	RMF	Various, Various	Hospitality	$32,363,041	5.0%	$115,323	62.9%	1.81x	15.7%
EIP Logistics Portfolio	CCRE	Various, Various	Industrial	$29,000,000	4.5%	$38	70.8%	1.37x	10.5%
North Creek Office Complex	RMF	Colorado Springs, CO	Office	$26,000,000	4.0%	$80	66.5%	1.55x	12.5%
Flats East Bank Phase I	CCRE	Cleveland, OH	Mixed Use	$23,954,955	3.7%	$187	65.6%	1.37x	11.1%
Google Kirkland Campus Phase II	CCRE	Kirkland, WA	Office	$22,500,000	3.5%	$401	49.7%	2.56x	9.8%
Top 10 Total/Weighted Average				$343,141,316	53.2%		59.4%	1.70x	10.8%
Non-Top 10 Total/Weighted Average(2)				$301,519,419	46.8%		60.5%	1.60x	11.1%
(1)	With respect to the Crossings at Hobart Loan, Yeshiva University Portfolio Loan, Atlanta and Anchorage Hotel Portfolio Loan, EIP Logistics Portfolio Loan, Google Kirkland Campus Phase II Loan, Art Van Portfolio Loan, 340 Bryant Loan, Holiday Inn Express Nashville – Downtown Loan, Baypoint Commerce Center Loan and Center West Loan, the U/W NCF DSCR, Cut-off Date LTV, Maturity Date or ARD LTV and U/W NOI Debt Yield calculations include the related pari passu loan(s).

(2)	Excludes the ten largest mortgage loans.

Distribution of Cut-off Date Balances(1)

Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
$2,494,863	-	$9,999,999	21	$128,109,922	19.9%	5.3958%	114	1.53x	61.8%	52.8%
$10,000,000	-	$19,999,999	11	$152,909,497	23.7%	5.1318%	110	1.68x	58.3%	52.7%
$20,000,000	-	$29,999,999	5	$121,954,955	18.9%	5.0595%	104	1.64x	64.5%	57.5%
$30,000,000	-	$39,999,999	3	$99,863,041	15.5%	4.7230%	118	1.84x	52.5%	46.3%
$40,000,000	-	$55,000,000	3	$141,823,320	22.0%	4.7553%	118	1.61x	61.2%	55.3%
Total/Weighted Average			43	$644,660,735	100.0%	5.0245%	113	1.65x	59.9%	53.2%

Distribution of Mortgage Rates(1)

Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
3.6739%	-	3.7499%	1	$22,500,000	3.5%	3.6739%	113	2.56x	49.7%	49.7%
3.7500%	-	4.2499%	1	$32,500,000	5.0%	4.1500%	119	1.73x	55.1%	55.1%
4.2500%	-	4.7499%	5	$114,981,565	17.8%	4.5363%	118	1.96x	51.4%	47.8%
4.7500%	-	5.2499%	16	$251,059,256	38.9%	4.9808%	116	1.52x	62.0%	54.4%
5.2500%	-	5.7499%	14	$161,129,584	25.0%	5.4594%	108	1.52x	64.7%	55.4%
5.7500%	-	6.1770%	6	$62,490,330	9.7%	5.9178%	103	1.60x	61.1%	53.0%
Total/Weighted Average			43	$644,660,735	100.0%	5.0245%	113	1.65x	59.9%	53.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Property Type Distribution(1)(4)

Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Unit/Rooms/ NRA/Pads	Weighted Averages
					Cut-off Date Balance per Room/Unit/NRA/ Pad	Mortgage Rate	Stated Remaining Term (Mos.) (2)	Occupancy	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
Office	16	$183,257,961	28.4%	2,586,957	$313	4.6219%	109	94.3%	1.83x	54.0%	50.5%
CBD	8	$93,500,000	14.5%	1,153,617	$434	4.5066%	118	95.4%	1.79x	48.5%	46.2%
Suburban	6	$84,539,961	13.1%	1,417,588	$176	4.7347%	98	92.6%	1.89x	59.4%	54.7%
Medical	2	$5,218,000	0.8%	15,752	$368	4.8595%	113	100.0%	1.47x	64.9%	59.7%
Retail	17	$166,999,060	25.9%	2,234,497	$142	4.9509%	115	97.3%	1.39x	63.3%	54.7%
Anchored	5	$124,744,205	19.4%	1,911,896	$74	4.8749%	118	97.0%	1.41x	63.1%	54.4%
Single Tenant	11	$36,654,856	5.7%	298,238	$361	5.1544%	107	100.0%	1.36x	63.2%	54.5%
Unanchored	1	$5,600,000	0.9%	24,363	$230	5.3100%	117	86.0%	1.23x	67.7%	62.7%
Hospitality*	11	$96,972,494	15.0%	1,930	$123,200	5.6815%	107	69.7%	1.79x	60.8%	50.7%
Limited Service	8	$49,109,454	7.6%	805	$129,676	5.5705%	115	73.2%	1.78x	60.8%	50.3%
Full Service	2	$32,363,041	5.0%	993	$116,139	5.7300%	117	65.7%	1.81x	62.9%	48.5%
Select Service	1	$15,500,000	2.4%	132	$117,424	5.9320%	57	66.7%	1.79x	56.4%	56.4%
Mixed Use	5	$93,422,372	14.5%	478,630	$316	5.1376%	118	91.0%	1.77x	59.7%	56.0%
Office/Retail	3	$63,080,624	9.8%	209,962	$393	4.8221%	118	98.0%	1.96x	58.6%	57.6%
Hospitality/Retail	1	$23,954,955	3.7%	128,070	$187	5.8850%	118	78.7%	1.37x	65.6%	55.5%
Self Storage/Retail	1	$6,386,793	1.0%	140,598	$45	5.4500%	118	68.4%	1.46x	49.0%	41.0%
Industrial	4	$41,877,293	6.5%	2,270,381	$33	5.2002%	118	94.0%	1.40x	70.0%	59.4%
Warehouse/Distribution	2	$29,000,000	4.5%	1,084,470	$32	5.3060%	118	91.3%	1.37x	70.8%	59.6%
Distribution	2	$12,877,293	2.0%	1,185,911	$36	4.9620%	117	100.0%	1.47x	68.2%	58.9%
Multifamily	4	$29,899,990	4.6%	771	$41,127	5.3693%	117	96.7%	1.51x	66.1%	56.3%
Garden	4	$29,899,990	4.6%	771	$41,127	5.3693%	117	96.7%	1.51x	66.1%	56.3%
Other	7	$16,250,000	2.5%	791	$27,881	5.0300%	119	100.0%	1.88x	55.2%	55.2%
Surface Parking	6	$9,796,334	1.5%	636	$18,818	5.0300%	119	100.0%	1.88x	55.2%	55.2%
Parking Facility	1	$6,453,666	1.0%	155	$41,637	5.0300%	119	100.0%	1.88x	55.2%	55.2%
Self Storage	3	$15,981,565	2.5%	249,554	$70	4.6500%	119	92.0%	1.56x	54.9%	44.7%
Total/Weighted Average	67	$644,660,735	100.0%			5.0245%	113	91.2%	1.65x	59.9%	53.2%

* Flats East Bank Phase I is secured by a mixed use hospitality/retail property.  Inclusive of the allocated loan amount of Flats East Bank Phase I attributed to hospitality (approximately $17.4 million), the % of Initial Outstanding Pool Balance attributed to hospitality is 17.7%.

Geographic Distribution(1)(4)

State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
California	5	$91,600,000	14.2%	4.9414%	117	1.87x	55.4%	54.1%
Northern(5)	2	$30,300,000	4.7%	5.4706%	116	1.51x	56.6%	54.5%
Southern(5)	3	$61,300,000	9.5%	4.6798%	118	2.04x	54.8%	53.9%
Ohio	4	$85,524,373	13.3%	5.1200%	114	1.37x	63.3%	56.5%
Texas	12	$76,946,727	11.9%	5.1114%	118	1.60x	61.3%	52.2%
New York	8	$71,404,605	11.1%	4.3193%	119	1.84x	48.1%	45.3%
New York City	6	$67,500,000	10.5%	4.2402%	119	1.85x	47.5%	45.2%
Remaining New York State	2	$3,904,605	0.6%	5.6868%	118	1.63x	58.3%	47.0%
Indiana	2	$43,761,032	6.8%	4.8441%	117	1.41x	61.7%	48.8%
Washington	2	$29,967,030	4.6%	4.1015%	114	2.32x	54.4%	51.6%
Colorado	1	$26,000,000	4.0%	5.3000%	58	1.55x	66.5%	62.7%
Florida	3	$22,321,260	3.5%	5.3090%	118	1.65x	63.2%	54.4%
Tennessee	2	$21,710,714	3.4%	5.0904%	112	1.92x	59.1%	52.0%
Georgia	2	$21,618,067	3.4%	5.6554%	117	1.61x	65.8%	52.4%
Michigan	5	$20,500,000	3.2%	4.9620%	117	1.47x	68.2%	58.9%
Alaska	1	$18,422,039	2.9%	5.7300%	117	1.81x	62.9%	48.5%
Virginia	1	$16,975,610	2.6%	5.3060%	118	1.37x	70.8%	59.6%
Pennsylvania	1	$15,500,000	2.4%	5.9320%	57	1.79x	56.4%	56.4%
Nevada	3	$14,321,754	2.2%	5.2143%	118	1.62x	51.6%	44.1%
Maine	2	$12,662,731	2.0%	5.2600%	118	1.24x	66.7%	55.4%
Rhode Island	1	$12,024,390	1.9%	5.3060%	118	1.37x	70.8%	59.6%
North Carolina	1	$9,300,000	1.4%	5.1800%	116	1.57x	68.9%	62.5%
Missouri	4	$8,946,785	1.4%	4.9306%	116	1.64x	60.9%	57.8%
Arizona	2	$8,250,000	1.3%	5.4472%	118	1.64x	59.0%	52.0%
Delaware	1	$5,392,766	0.8%	5.7500%	119	1.58x	62.0%	47.7%
Connecticut	1	$4,780,624	0.7%	5.2230%	118	1.45x	71.0%	58.9%
Illinois	1	$2,553,000	0.4%	5.1520%	118	1.40x	57.1%	52.7%
Arkansas	1	$2,494,863	0.4%	5.4700%	118	1.22x	64.0%	53.5%
Kentucky	1	$1,682,366	0.3%	5.0300%	119	1.88x	55.2%	55.2%
Total/Weighted Average	67	$644,660,735	100.0%	5.0245%	113	1.65x	59.9%	53.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios(1)(3)

Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
38.3%	-	44.9%	2	$45,000,000	7.0%	4.3487%	118	1.96x	40.0%	36.6%
45.0%	-	49.9%	2	$28,886,793	4.5%	4.0666%	114	2.32x	49.5%	47.8%
50.0%	-	54.9%	6	$50,340,270	7.8%	5.1367%	117	1.71x	53.5%	47.1%
55.0%	-	59.9%	9	$150,839,085	23.4%	4.9391%	110	1.81x	57.3%	55.4%
60.0%	-	64.9%	12	$210,152,183	32.6%	5.0949%	117	1.54x	62.8%	52.9%
65.0%	-	69.9%	9	$117,984,715	18.3%	5.3429%	104	1.45x	67.1%	59.0%
70.0%	-	71.1%	3	$41,457,688	6.4%	5.3361%	118	1.36x	70.9%	59.5%
Total/Weighted Average			43	$644,660,735	100.0%	5.0245%	113	1.65x	59.9%	53.2%

Distribution of Maturity Date or ARD LTV Ratios(1)(2)(3)

Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
36.1%	-	39.9%	3	$50,068,745	7.8%	4.5338%	118	1.98x	41.1%	36.9%
40.0%	-	49.9%	11	$150,657,113	23.4%	4.9808%	117	1.76x	57.8%	47.7%
50.0%		54.9%	8	$75,624,474	11.7%	5.2630%	110	1.58x	60.2%	52.7%
55.0%	-	62.7%	21	$368,310,403	57.1%	5.0600%	111	1.58x	63.3%	57.8%
Total/Weighted Average			43	$644,660,735	100.0%	5.0245%	113	1.65x	59.9%	53.2%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
1.22x	-	1.39x	9	$142,959,031	22.2%	5.2052%	116	1.34x	65.8%	57.4%
1.40x	-	1.44x	3	$68,623,320	10.6%	5.0792%	117	1.41x	60.5%	50.7%
1.45x	-	1.54x	7	$67,006,301	10.4%	5.1004%	117	1.48x	65.2%	55.8%
1.55x	-	1.99x	20	$290,163,377	45.0%	5.0491%	109	1.75x	57.0%	51.0%
2.00x	-	2.49x	3	$53,408,706	8.3%	4.8103%	119	2.13x	57.3%	55.5%
2.50x	-	2.56x	1	$22,500,000	3.5%	3.6739%	113	2.56x	49.7%	49.7%
Total/Weighted Average			43	$644,660,735	100.0%	5.0245%	113	1.65x	59.9%	53.2%

Original Terms to Maturity or ARD(1)(2)

Original Terms to Maturity or ARD	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
60	3	$48,069,418	7.5%	5.4870%	58	1.61x	62.3%	59.0%
120	40	$596,591,317	92.5%	4.9872%	117	1.66x	59.7%	52.8%
Total/Weighted Average	43	$644,660,735	100.0%	5.0245%	113	1.65x	59.9%	53.2%

Distribution of Remaining Terms to Maturity or ARD(1)(2)

Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
57	-	58	3	$48,069,418	7.5%	5.4870%	58	1.61x	62.3%	59.0%
109	-	119	40	$596,591,317	92.5%	4.9872%	117	1.66x	59.7%	52.8%
Total/Weighted Average			43	$644,660,735	100.0%	5.0245%	113	1.65x	59.9%	53.2%

Distribution of Underwritten NOI Debt Yields(1)

Range of Underwritten NOI Debt Yields			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
7.4%	-	8.9%	5	$65,062,731	10.1%	4.7059%	118	1.57x	58.2%	55.6%
9.0%	-	10.5%	16	$308,412,230	47.8%	4.8491%	118	1.63x	60.3%	54.3%
10.5%	-	12.0%	7	$84,345,257	13.1%	5.3463%	113	1.48x	65.3%	55.9%
12.0%	-	13.5%	8	$113,470,117	17.6%	5.1738%	96	1.75x	55.4%	49.9%
13.5%	-	19.0%	7	$73,370,400	11.4%	5.4431%	116	1.87x	60.4%	48.7%
Total/Weighted Average			43	$644,660,735	100.0%	5.0245%	113	1.65x	59.9%	53.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Amortization Types(1)

Amortization Type	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
Interest Only, then Amortizing	15	$228,868,000	35.5%	5.1094%	111	1.47x	64.6%	57.8%
Amortizing Balloon	20	$225,742,735	35.0%	5.3316%	115	1.56x	62.0%	50.4%
Interest Only	7	$155,050,000	24.1%	4.6100%	111	1.99x	54.3%	54.3%
Interest Only, then Amortizing, ARD	1	$35,000,000	5.4%	4.3240%	119	1.97x	40.5%	36.1%
Total/Weighted Average	43	$644,660,735	100.0%	5.0245%	113	1.65x	59.9%	53.2%

Loan Purpose(1)

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV Ratio(2)(3)
Refinance	32	$517,268,017	80.2%	4.9640%	112	1.70x	58.7%	52.2%
Acquisition	8	$80,915,654	12.6%	5.2476%	116	1.53x	63.3%	57.1%
Acquisition/Refinance	1	$29,000,000	4.5%	5.3060%	118	1.37x	70.8%	59.6%
Acquisition/Recapitalization	1	$9,800,000	1.5%	5.1520%	118	1.40x	57.1%	52.7%
Recapitalization	1	$7,677,065	1.2%	5.5200%	117	1.25x	71.1%	59.6%
Total/Weighted Average	43	$644,660,735	100.0%	5.0245%	113	1.65x	59.9%	53.2%

Footnotes:

(1)	With respect to the Crossings at Hobart Loan, Yeshiva University Portfolio Loan, Atlanta and Anchorage Hotel Portfolio Loan, EIP Logistics Portfolio Loan, Google Kirkland Campus Phase II Loan, Art Van Portfolio Loan, 340 Bryant Loan, Holiday Inn Express Nashville – Downtown Loan, Baypoint Commerce Center Loan and Center West Loan, the U/W NCF DSCR, Cut-off Date LTV, Maturity Date or ARD LTV and U/W NOI Debt Yield calculations include the related pari passu loan(s).

(2)	In the case of the Yeshiva University Portfolio Loan, representing 5.4% of the initial pool balance, which has an anticipated repayment date, the Original Term to Maturity or ARD and Maturity Date or ARD LTV Ratios are through the related anticipated repayment date.

(3)	With respect to the Holiday Inn Express Nashville – Downtown Loan, representing 2.4% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as complete” value. With respect to the AAAABCO Mini Storage Loan, representing 1.0% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as complete” value. With respect to the Best Western Syracuse-Liverpool Loan, representing 0.5% of the initial outstanding principal balance, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “as complete” value. For additional information, see the Footnotes to Annex A-1 in the Preliminary Prospectus.

(4)	Reflects allocated loan amount for properties securing multi-property mortgage loans.

(5)	For purposes of determining whether a mortgaged property is in Northern California or Southern California, Northern California includes areas with zip codes above 93600 and Southern California includes areas with zip codes of 93600 and below.

Class A-2 Principal Paydown(1)

Loan No.	Mortgage Loan Seller	Mortgage Loan Name	Property Type	Cut-off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield	% of Class A-2 Certificate Balance
8	RMF	North Creek Office Complex	Office	$26,000,000	58	66.5%	1.93x	12.5%	54.1%
15	CCRE	Courtyard Marriott Shadyside	Hospitality	$15,500,000	57	56.4%	1.79x	12.3%	32.2%
31	CCRE	Rite Aid Portfolio Lima OH	Hospitality	$6,569,417	58	59.7%	1.39x	11.3%	13.7%
(1)	This table reflects the mortgage loans whose balloon payments will be applied to pay down the Class A-2 Certificates, assuming (i) that none of the mortgage loans experience prepayments, defaults or losses, (ii) there are no extensions of maturity dates and (iii) each mortgage loan is paid in full on its stated maturity date, or in the case of any mortgage loan with an anticipated repayment date, on such repayment date. See “Yield and Maturity Considerations—Yield Considerations” in the Preliminary Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Property Name	Note(s)	Related Notes in Loan Group (Original Balance)	Holder of Note / Anticipated Securitization	Lead Servicer for the Entire Whole Loan (Controlling Note)	Current Master Servicer Under Related Securitization Agreement	Current Special Servicer Under Related Securitization Servicing Agreement
Crossings at Hobart	A-1	$40,000,000	CFCRE 2017-C8	Yes	Wells Fargo Bank, National Association	Rialto Capital Advisors, LLC
	A-2-A	$14,000,000	RMF(1)	No	TBD	TBD
	A-2-B	$3,000,000	CFCRE 2017-C8	Yes	Wells Fargo Bank, National Association	Rialto Capital Advisors, LLC
Yeshiva University Portfolio	A-1	$45,000,000	Silverpeak Argentic(2)	Yes	TBD	TBD
	A-2	$45,000,000	Silverpeak Argentic(2)	No	TBD	TBD
	A-3	$15,000,000	Citigroup(3)	No	TBD	TBD
	A-4	$35,000,000	CFCRE 2017-C8	No	Wells Fargo Bank, National Association	Rialto Capital Advisors, LLC
Atlanta and Anchorage Hotel Portfolio	A-1-A-1	$32,500,000	CFCRE 2017-C8	Yes	Wells Fargo Bank, National Association	Rialto Capital Advisors, LLC
	A-1-A-2	$3,500,000	RMF(4)	No	TBD	TBD
	A-1-B	$16,500,000	RMF(4)	No	TBD	TBD
	A-2	$28,000,000	CGCMT 2017-P7	No	Wells Fargo Bank, National Association	Rialto Capital Advisors, LLC
	A-3-A	$23,500,000	Barclays Bank PLC(5)	No	TBD	TBD
	A-3-B	11,000,000	Barclays Bank PLC(5)	No	TBD	TBD
EIP Logistics Portfolio	A-1	$29,000,000	CFCRE 2017-C8	Yes	Wells Fargo Bank, National Association	Rialto Capital Advisors, LLC
	A-2	$12,000,000	CCRE(6)	No	TBD	TBD
Google Kirkland Campus Phase II	A-1	$50,000,000	CFCRE 2016-C7	Yes	Midland Loan Services, a Division of PNC Bank, National Association	Midland Loan Services, a Division of PNC Bank, National Association
	A-2	$22,500,000	CFCRE 2017-C8	No	Wells Fargo Bank, National Association	Rialto Capital Advisors, LLC
Art Van Portfolio	A-1	29,500,000	UBS AG, New York Branch(7)	Yes	TBD	TBD
	A-2	10,500,000	CFCRE 2017-C8	No	Wells Fargo Bank, National Association	Rialto Capital Advisors LLC
	A-3	10,000,000	CFCRE 2017-C8	No	Wells Fargo Bank, National Association	Rialto Capital Advisors LLC
	A-4	5,000,000	WFCM 2017-RB1	No	Wells Fargo Bank, National Association	C-III Asset Management
	A-5	13,750,000	WFCM 2017-RB1	No	Wells Fargo Bank, National Association	C-III Asset Management
340 Bryant	A-1	$16,000,000	CFCRE 2017-C8	Yes	Wells Fargo Bank, National Association	Rialto Capital Advisors LLC
	A-2	$14,700,000	WFCM 2017-RB1	No	Wells Fargo Bank, National Association	C-III Asset Management
Holiday Inn Express Nashville - Downtown	A-1	22,750,000	CFCRE 2016-C6	Yes	Wells Fargo Bank, National Association	Wells Fargo Bank, National Association
	A-2	34,300,000	SGCMS 2016-C5	No	Wells Fargo Bank, National Association	Wells Fargo Bank, National Association
	A-3	15,450,000	CFCRE 2017-C8	No	Wells Fargo Bank, National Association	Rialto Capital Advisors LLC
Baypoint Commerce Center	A-1	10,000,000	CFCRE 2017-C8	No	Wells Fargo Bank, National Association	Rialto Capital Advisors LLC
	A-2	15,000,000	UBS AG, New York Branch(8)	Yes	TBD	TBD
	A-3	10,000,000	UBS AG, New York Branch(8)	No	TBD	TBD
	A-4	5,000,000	UBS AG, New York Branch(8)	No	TBD	TBD
Center West	A-1	30,000,000	BBCMS 2017-C1	No	Wells Fargo Bank, National Association	Rialto Capital Advisors LLC
	A-2	25,000,000	WFCM 2017-RB1	Yes	Wells Fargo Bank, National Association	C-III Asset Management
	A-3	15,000,000	WFCM 2017-RB1	No	Wells Fargo Bank, National Association	C-III Asset Management
	A-4	10,000,000	CFCRE 2017-C8	No	Wells Fargo Bank, National Association	Rialto Capital Advisors LLC
(1)	The related pari passu Note A-2-A is currently held by RMF and is expected to be contributed to one or more future securitizations. No assurance can be provided that such note will not be split further.

(2)	The related pari passu Notes A-1 and Note A-2 are currently held by Silverpeak Argentic and are expected to be contributed to one or more future securitizations. No assurance can be provided that such notes will not be split further.

(3)	The related pari passu Note A-3 is currently held by Citigroup and is expected to be contributed to one or more future securitizations. No assurance can be provided that such note will not be split further.

(4)	The related pari passu Notes A-1-A-2 and Note A-1-B are currently held by RMF and are expected to be contributed to one or more future securitizations. No assurance can be provided that such notes will not be split further.

(5)	The related pari passu Notes A-3-A and Note A-3-B are currently held by Barclays Bank PLC and are expected to be contributed to one or more future securitizations. No assurance can be provided that such notes will not be split further.

(6)	The related pari passu Note A-2 is currently held by CCRE and is expected to be contributed to one or more future securitizations. No assurance can be provided that such note will not be split further.

(7)	The related pari passu Note A-1 is currently held by UBS AG, New York Branch and is expected to be contributed to one or more future securitizations. No assurance can be provided that such notes will not be split further.

(8)	The related pari passu Note A-2, Note A-3 and Note A-4 are currently held by UBS AG, New York Branch and is expected to be contributed to one or more future securitizations. No assurance can be provided that such notes will not be split further.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

CFCRE 2017-C8 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Ohio Valley Plaza	RMF	Saint Clairsville, OH	Retail	$55,000,000	8.5%	LBUBS 1998-C1
Pershing Square Building	CCRE	Los Angeles, CA	Mixed Use	$44,000,000	6.8%	JPMCC 2013-C10
Crossings at Hobart	RMF	Merrillville, IN	Retail	$42,823,320	6.6%	GECMC 2007-C1
380 Lafayette Street	CCRE	New York, NY	Office	$32,500,000	5.0%	COMM 2007-C9
Atlanta and Anchorage Hotel Portfolio	RMF	Various, Various	Hospitality	$32,363,041	5.0%	JPMCC 2007-CB18(2)
North Creek Office Complex	RMF	Colorado Springs, CO	Office	$26,000,000	4.0%	A10 2015-1
Rearden Storage Portfolio	CCRE	Various, TX	Self Storage	$15,981,565	2.5%	CFCRE 2011-C1
Brink’s Office	RMF	Coppell, TX	Office	$14,400,000	2.2%	WBCMT 2007-C34
Town Park Apartments	RMF	Houston, TX	Multifamily	$12,500,000	1.9%	LBUBS 2007-C6
Persis STNL Portfolio	CCRE	Various, Various	Retail	$9,800,000	1.5%	BMLDB 2012-OSI(3)
Hickory Corners	RMF	Hickory, NC	Retail	$9,300,000	1.4%	GSMS 2013-GC14
Highpark Corporate Center	CCRE	Mission Viejo, CA	Office	$7,300,000	1.1%	MSC 2007-IQ14
Oak Leaf Village Apartments	RMF	Houston, TX	Multifamily	$7,228,062	1.1%	WMCMS 2015-C1A
Rite Aid Portfolio Lima OH	CCRE	Lima, OH	Retail	$6,569,418	1.0%	Various(4)
Orchid Centre	RMF	McKinney, TX	Retail	$5,600,000	0.9%	LBUBS 2004-C4
Park Pineway Plaza	RMF	Navajo, AZ	Retail	$4,900,000	0.8%	MSC 2007-IQ14
Total				$326,265,406	50.6%
(1)	Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)	The most recent financings for the Hilton Anchorage mortgaged property and the Renaissance Atlanta mortgaged property were previously securitized in the JPMCC 2017-CB18 and COMM 2013-LC16 securitizations, respectively.

(3)	The most recent financings for the Outback Steakhouse Las Vegas mortgaged property, the Outback Steakhouse Sanford mortgaged property and the Outback Steakhouse Naperville mortgaged property were previously securitized in the BMLDB 2012-OSI securitization.
(4)	The most recent financings for the Rite Aid West Robb mortgaged property and Rite Aid 506 West Market mortgaged property were previously securitized in the GECMC 2007-C1 and WBCMT 2007-C33 securitizations, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50585 Valley Plaza Drive Saint Clairsville, OH 43950	Collateral Asset Summary – Loan No. 1 Ohio Valley Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 62.8% 1.36x 9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50585 Valley Plaza Drive Saint Clairsville, OH 43950	Collateral Asset Summary – Loan No. 1 Ohio Valley Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 62.8% 1.36x 9.3%

Mortgage Loan Information
Loan Seller:	Rialto Mortgage Finance, LLC
Loan Purpose:	Refinance
Borrower Sponsor:	E. Stanley Kroenke
Borrowers:	St. Clairsville Main Parcel, L.L.C.; THF St. Clairsville Parcel POSS, L.L.C.
Original Balance:	$55,000,000
Cut-off Date Balance:	$55,000,000
% by Initial UPB:	8.5%
Interest Rate:	4.7800%
Payment Date:	6th of each month
First Payment Date:	June 6, 2017
Maturity Date:	May 6, 2027
Amortization:	Interest Only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(23), YM1(93), O(4)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Rollover:	$0	Springing
Replacement:	$0	Springing
Critical Tenant TI/LC Funds:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$84
Balloon Balance / Sq. Ft.:	$77
Cut-off Date LTV:	62.8%
Balloon LTV:	57.7%
Underwritten NOI DSCR(2):	1.48x
Underwritten NCF DSCR(2):	1.36x
Underwritten NOI Debt Yield:	9.3%
Underwritten NCF Debt Yield:	8.5%
Underwritten NOI Debt Yield at Balloon:	10.1%
Underwritten NCF Debt Yield at Balloon:	9.3%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Saint Clairsville, OH
Year Built / Renovated:	1996 / NAP
Total Sq. Ft.:	657,669
Property Management:	Self-managed
Underwritten NOI:	$5,109,525
Underwritten NCF:	$4,682,040
Appraised Value:	$87,560,000
Appraisal Date:	March 2, 2017

Historical NOI
Most Recent NOI:	$5,174,329 (December 31, 2016)
2015 NOI:	$5,117,664 (December 31, 2015)
2014 NOI:	$5,199,482 (December 31, 2014)
2013 NOI:	$5,010,417 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	99.7% (February 23, 2017)
2016 Occupancy:	99.7% (December 31, 2016)
2015 Occupancy:	99.5% (December 31, 2015)
2014 Occupancy:	99.2% (December 31, 2014)
2013 Occupancy:	99.5% (December 31, 2013)

(1)	See “Initial Reserves” and “Ongoing Reserves” below.
(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.92x and 1.76x, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50585 Valley Plaza Drive Saint Clairsville, OH 43950	Collateral Asset Summary – Loan No. 1 Ohio Valley Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 62.8% 1.36x 9.3%

The Loan. The Ohio Valley Plaza loan (the “Ohio Valley Plaza Loan”) is a fixed rate loan secured by a first mortgage encumbering the borrower’s fee simple interest in a 657,669 sq. ft., anchored retail property located at 50585 Valley Plaza Drive in Saint Clairsville, Ohio (the “Ohio Valley Plaza Property”) with an original principal balance of $55.0 million. The Ohio Valley Plaza Loan has an outstanding balance as of the cut-off date of $55.0 million and accrues interest at an interest rate of 4.7800% per annum. The Ohio Valley Plaza Loan has a 10-year term and amortizes on a 30-year amortization schedule after an initial 60-month interest-only period. The Ohio Valley Plaza Loan proceeds were used to pay closing costs of $643,086 and return approximately $54.4 million of equity to the borrower. Based on the “As-Is” appraised value of approximately $87.6 million as of March 2, 2017, the cut-off date LTV is 62.8%. The Ohio Valley Plaza Property was previously securitized in the LBCMT 1998-C1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$55,000,000	100.0%	Return of Equity	$54,356,914	98.8%
			Closing Costs	$643,086	1.2%
Total Sources	$55,000,000	100.0%	Total Uses	$55,000,000	100.0%

The Borrowers / Borrower Sponsor. The borrowers, St. Clairsville Main Parcel, L.L.C. and THF St. Clairsville Parcel POSS, L.L.C., are single purpose Delaware and Missouri limited liability companies, respectively, each structured to be bankruptcy remote with two independent directors in its respective organizational structure. The borrower sponsor and the non-recourse carveout guarantor is E. Stanley Kroenke.

E. Stanley Kroenke is chairman, co-founder, and owner of THF Realty, a real estate development firm. Mr. Kroenke holds real estate interests in shopping centers, office buildings, industrial and warehouse properties, sports stadiums and storage facilities across the United States. Mr. Kroenke owns 247 properties totaling approximately 39.1 million sq. ft. Mr. Kroenke’s current and former board and trustee memberships include Wal-Mart Stores, Inc., Central Bank Holding Company, Boone County National Bank and Community Investments Partnerships of St. Louis. Mr. Kroenke also owns the Denver Nuggets of the National Basketball Association, the Colorado Avalanche of the National Hockey League, the Los Angeles Rams of the National Football League, and is the largest shareholder in Arsenal FC of the Premier League.

The Property and Tenants. The Ohio Valley Plaza Property consists of a 657,669 sq. ft. anchored retail center located in Saint Clairsville, Ohio. The single-story improvements consist of six multi-tenant in-line retail buildings and 12 outparcels constructed in phases built in 1996 and situated on approximately 96.3 acres. The outparcels are not included in the overall square footage as the outparcels are ground leased to the tenants. The Ohio Valley Plaza Property is anchored by Wal-Mart Supercenter, Lowe’s, Sam’s Club, and Kroger, and junior anchored by Value City Furniture and Staples. The outparcel tenants include Applebee’s, Burger King, Arby’s, Taco Bell, Red Lobster, Wendy’s, and Outback Steakhouse. Surface parking is available for 3,085 spaces or (4.7 spaces per 1,000 sq. ft.). As of February 23, 2017, the Ohio Valley Plaza Property was 99.7% occupied by 37 national, regional and local tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50585 Valley Plaza Drive Saint Clairsville, OH 43950	Collateral Asset Summary – Loan No. 1 Ohio Valley Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 62.8% 1.36x 9.3%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF(3)	Total Sales (000s)(4)	Sales PSF(4)	Occupancy Cost (% of Sales)

Anchor Tenants
Wal-Mart Supercenter(5)	AA/Aa2/AA	200,659	30.5%	1/31/2027	$3.93	NAV	NAV	NAV
Lowe’s(6)	NR/A3/A-	130,497	19.8%	11/30/2021	$7.67	$33,327	$255	3.0%
Sam’s Club(7)	AA/Aa2/AA	113,661	17.3%	4/15/2022	$5.80	NAV	NAV	NAV
Kroger(8)	BBB/Baa1/BBB	63,265	9.6%	6/30/2025	$8.73	NAV	NAV	NAV
Value City Furniture(9)	NR/NR/NR	34,900	5.3%	1/31/2021	$4.80	NAV	NAV	NAV
Subtotal		542,982	82.6%

Major Tenants
Staples(10)	BB+/Baa2/BBB-	24,564	3.7%	9/30/2021	$11.50	NAV	NAV	NAV
Factory Card Outlet(11)	NR/NR/NR	12,000	1.8%	4/30/2017	$13.10	$1,194	$99	17.1%
Pet Supplies Plus	NR/NR/NR	10,500	1.6%	8/31/2022	$13.00	NAV	NAV	NAV
Subtotal		47,064	7.2%

Remaining Tenants		65,623	10.0%				$182(12)	8.3%

Total Occupied Collateral		655,669	99.7%

Vacant		2,000	0.3%
Total Collateral		657,669	100.0%

(1)	Based on underwritten rent roll dated as of February 23, 2017.

(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(3)	Annual U/W Base Rent PSF includes contractual rent steps through April 2018.

(4)	Total Sales (000s) and Sales PSF were provided by borrower’s tenant sales report as of March 9, 2017 for Factory Card Outlet and December 7, 2016 for Lowe’s.

(5)	Wal-Mart Supercenter has ten, 5-year renewal options remaining.

(6)	Lowe’s has three, 5-year renewal options remaining.

(7)	Sam’s Club has five, 5-year renewal options remaining.

(8)	Kroger has seven, 5-year renewal options remaining.

(9)	Value City Furniture has one, 5-year renewal option remaining.

(10)	Staples has one, 5-year renewal option remaining.

(11)	Factory Card Outlet has two, 5-year renewal options remaining.

(12)	Remaining Tenant Sales PSF represents sales of Rent One (as of TTM period ending September 2016), Dollar Tree (as of TTM period ending December 2016), Famous Hair (as of TTM period ending December 2016) and Sally Beauty (as of TTM period ending December 2016).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50585 Valley Plaza Drive Saint Clairsville, OH 43950	Collateral Asset Summary – Loan No. 1 Ohio Valley Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 62.8% 1.36x 9.3%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	12,000	1.8%	12,000	1.8%	$13.10	2.8%	2.8%
2017	0	0	0.0%	12,000	1.8%	$0.00	0.0%	2.8%
2018	6	17,000	2.6%	29,000	4.4%	$18.66	5.7%	8.5%
2019	4	6,800	1.0%	35,800	5.4%	$36.34	4.4%	13.0%
2020	5	25,320	3.8%	61,120	9.3%	$13.14	6.0%	18.9%
2021	9	202,461	30.8%	263,581	40.1%	$8.94	32.5%	51.5%
2022	6	126,164	19.2%	389,745	59.3%	$8.55	19.4%	70.9%
2023	0	0	0.0%	389,745	59.3%	$0.00	0.0%	70.9%
2024	0	0	0.0%	389,745	59.3%	$0.00	0.0%	70.9%
2025	3	65,265	9.9%	455,010	69.2%	$10.15	11.9%	82.8%
2026	1	0	0.0%	455,010	69.2%	$0.00	1.7%	84.4%
2027	1	200,659	30.5%	655,669	99.7%	$3.93	14.2%	98.6%
Thereafter	1	0	0.0%	655,669	99.7%	$0.00	1.4%	100.0%
Vacant	NAP	2,000	0.3%	657,669	100.0%	NAP	NAP
Total / Wtd. Avg.	37	657,669	100.0%			$8.49	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)	Based on underwritten rent roll dated February 23, 2017.

Wal-Mart Supercenter (200,659 sq. ft.; 30.5% NRA; 14.2% U/W Base Rent). Wal-Mart Supercenter (NYSE: WMT) (rated AA/Aa2/AA by Fitch/Moody’s/S&P) has been a tenant at the Ohio Valley Plaza Property since 1996 and has a lease expiration of January 2027 with ten, five-year renewal options remaining. Wal-Mart Supercenter is not required to report sales. Founded in 1962, Wal-Mart Stores, Inc. comprise three reportable business segments: the Walmart U.S. segment; the Walmart International segment; and the Sam’s Club segment. Currently, Walmart’s U.S. segment is the largest segment of the company, accounting for approximately 64.0% of its fiscal 2017 net sales, and operates retail stores in various formats in all 50 states and Puerto Rico, as well as its online retail operations, walmart.com.

Lowe’s (130,497 sq. ft.; 19.8% NRA; 18.0% U/W Base Rent). Lowe’s (NYSE: LOW) (rated NR/A3/A- by Fitch/Moody’s/S&P) has been a tenant at the Ohio Valley Plaza Property since 1996 and has a lease expiration of November 2021 with three, five-year renewal options remaining. Lowe’s reported 2016 sales of $255 per sq. ft., which is below the Lowe’s national average of $292 per sq. ft. reported in 2015. Lowe’s was founded in 1952.

Sam’s Club (113,661 sq. ft.; 17.3% of NRA; 11.8% of UW Base Rent). Sam’s Club (NYSE: WMT) (rated AA/Aa2/AA by Fitch/Moody’s/ S&P) has been a tenant at the Ohio Valley Plaza Property since 1997 and has a lease expiration of April 2022 with five, five-year renewal options remaining. Sam’s Club is not required to report sales. Founded in 1983, Sam’s Club is an American chain of membership-only retail warehouse clubs owned and operated by Wal-Mart Stores, Inc. As of January 31, 2017, Sam’s Club operates 660 membership warehouse clubs in 47 U.S. states and Puerto Rico. Sam’s Club reported nationwide sales volume of $56.8 billion in fiscal year 2016.

Kroger (63,265 sq. ft.; 9.6% of NRA; 9.9% of UW Base Rent). Kroger (NYSE: KR) (rated BBB/Baa1/BBB by Fitch/Moody’s/S&P) has been a tenant at the Ohio Valley Plaza Property since 1997 and has a lease expiration of June 2025 with seven, five-year renewal options remaining. Additionally, Kroger operates a fuel station on a ground lease outparcel located at the southeast corner of the shopping center along Valley Frontage Road. The ground lease commenced in August 2016 and expires in June 2025 with a ground rent of $72,000 per year with no increases. As of December 2015, Kroger operated, either directly or through its subsidiaries, 2,778 supermarkets and multidepartment stores, 1,387 of which had fuel centers, and employed approximately 431,000 people. Headquartered in Cincinnati, Ohio, Kroger operates across 35 states.

Value City Furniture (34,900 sq. ft.; 5.3% of NRA; 3.0% of UW Base Rent). Value City Furniture has been a tenant at the Ohio Valley Plaza Property since 2010 and has a lease expiration of January 2021 with one, five-year renewal option remaining. Founded in 1948, Value City Furniture specializes in the design, manufacture, and sale of premium quality furniture for living rooms, bedrooms, dining rooms, home offices, and more.

Environmental Matters. The Phase I environmental report dated March 9, 2017 recommended no further action at the Ohio Valley Plaza Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50585 Valley Plaza Drive Saint Clairsville, OH 43950	Collateral Asset Summary – Loan No. 1 Ohio Valley Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 62.8% 1.36x 9.3%

The Market. The Ohio Valley Plaza Property is located in Saint Clairsville, Ohio within the Wheeling, WV-OH metropolitan statistical area (“Wheeling MSA”) approximately 65 miles southwest of Pittsburgh. The Wheeling MSA is comprised of Marshall and Ohio counties, which are located in West Virginia, and Belmont County, which is located in Ohio. Top employers within the Wheeling MSA include Wheeling Hospital, McElroy Coal Co./Consol, Cabela’s Inc., Ohio Valley Medical Center, Wheeling Island Gaming and Wheeling Park Commission. Other demand drivers within the Wheeling MSA include healthcare, energy, education, and tourism. Additionally, several oil and gas companies are located in the Wheeling MSA, including Gulfport Energy, Rice, XTO Energy, Hess Corp., Antero Resources and Ascent Resources.

The neighborhood surrounding the Ohio Valley Plaza Property includes a mix of office, retail, industrial, mixed-use and auto dealership uses along major arterials that are interspersed with multifamily complexes and single-family residential development removed from arterials. Primary access to the Ohio Valley Plaza Property’s neighborhood is provided by Interstate 70 (“I-70”) and Interstate 470 (“I-470”). The Ohio Valley Plaza Property is located approximately 2.2 miles southeast of the Saint Clairsville central business district and approximately 9.4 miles west of the Wheeling central business district. The Ohio Valley Mall is situated across I-70, southeast of the Ohio Valley Plaza Property. The Ohio Valley Mall is a 1.5 million sq. ft. super-regional shopping center anchored by Boscov’s, Macy’s, Pat Catan’s, Sears, and Kmart, plus 80 specialty stores. Outparcels at the Ohio Valley Mall include David’s Bridal, Toys “R” Us, Jo-Ann Fabrics, Ollies, Planet Fitness and Rural King Supply, plus a variety of restaurants and two hotels. A new adjacent outparcel to the Ohio Valley Mall, Ohio Valley Place, features a newly opened Residence Inn and a Buffalo Wild Wings, with other spaces currently under development. According to the appraisal, the 2016 population within a one-, three-, and five-mile radius of the Ohio Valley Plaza Property is 1,468, 8,888 and 16,351, respectively, and the average household income within the same radii is $73,749, $72,209 and $67,144, respectively.

According to the appraisal, the Ohio Valley Plaza Property is located within the Belmont retail market, which had an existing inventory of 3.5 million sq. ft. of retail space as of the fourth quarter of 2016. The Belmont retail market had an overall vacancy of 1.4% as of the fourth quarter of 2016, with an average rental rate of $9.92 per sq. ft.

Ohio Valley Plaza Competitive Set(1)
Name	Ohio Valley Plaza Property	51342 National Rd	Ohio Valley Mall Outlot	319-323 Cresent	Woodsdale Center

Competition	NAP	Primary	Primary	Primary	Primary
Distance from Subject	NAP	0.9 miles	0.8 miles	8.3 miles	10.0 miles
City, State	Saint Clairsville, OH	Saint Clairsville, OH	Saint Clairsville, OH	Saint Bellaire, OH	Wheeling, WV
Property Type	Anchored Retail	Neighborhood	Neighborhood	Neighborhood	Neighborhood
Year Built / Renovated	1996/NAP	1979/NAP	1978/NAP	1995/NAP	1991/NAP
Total Occupancy	99.7%(2)	86.2%	100.0%	100.0%	100.0%
Anchor Size (Sq. Ft.)	542,982(2)	NAP	NAP	NAP	NAP
Total Size (Sq. Ft.)	657,669(2)	20,340	6,500	3,770	10,800
Anchor Tenants	Wal-Mart Supercenter, Lowe’s, Sam’s Club, Kroger, Value City Furniture(2)	NAP	NAP	NAP	NAP
(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated February 23, 2017.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50585 Valley Plaza Drive Saint Clairsville, OH 43950	Collateral Asset Summary – Loan No. 1 Ohio Valley Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 62.8% 1.36x 9.3%

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	2015	2016	U/W	U/W PSF
Base Rent(1)	$5,285,873	$5,390,342	$5,445,252	$5,412,351	$5,629,168	$8.56
Value of Vacant Space	0	0	0	0	92,000	0.14
Gross Potential Rent	$5,285,873	$5,390,342	$5,445,252	$5,412,351	$5,721,168	$8.70
Total Recoveries	489,960	648,683	716,750	616,978	618,154	0.94
Other Income	0	0	0	0	0	0.00
Less: Vacancy(2)	0	0	0	0	(316,966)	(0.48)
Effective Gross Income	$5,775,833	$6,039,024	$6,162,002	$6,029,329	$6,022,356	$9.16
Total Operating Expenses	765,416	839,542	1,044,338	855,000	912,832	1.39
Net Operating Income	$5,010,417	$5,199,482	$5,117,664	$5,174,329	$5,109,525	$7.77
TI/LC	0	0	0	0	328,835	0.50
Capital Expenditures	0	0	0	0	98,650	0.15
Net Cash Flow	$5,010,417	$5,199,482	$5,117,664	$5,174,329	$4,682,040	$7.12
(1)	U/W Base Rent is based on in-place rent as of February 23, 2017.

(2)	U/W Vacancy is based on an economic vacancy of 5.0%, which is in-line with the appraiser’s conclusion.

Property Management. The Ohio Valley Plaza Property is self-managed.

Lockbox / Cash Management. The Ohio Valley Plaza Loan is structured with a springing hard lockbox and springing cash management. The Ohio Valley Plaza Loan documents require that all revenues received by the borrowers or the property manager be deposited into the lockbox account within one business day of receipt. Upon the occurrence and continuance of a Cash Management Trigger Event, the borrowers are required to establish a lender-controlled cash management account and instruct tenants to deposit rents into such lockbox account. Pursuant to the Ohio Valley Plaza Loan documents, all excess funds after payment of debt service and required reserves will be applied as follows: (a) if a Cash Sweep Event period is not in effect, to the borrowers; and (b) if a Cash Sweep Event is in effect (x) due to the existence of a Critical Tenant Trigger Event, to the Critical Tenant TI/LC account until cured and (y) a Critical Tenant Trigger Event is not in effect, to the excess cash flow account.

A “Cash Management Trigger Event” will be in effect (i) upon the occurrence of an event of default until cured; (ii) upon the borrower’s second late debt service payment within a 12-month period until the date on which the debt service payments have been paid on time for 12 consecutive months; (iii) upon the occurrence of a bankruptcy action of either of the borrowers, the guarantor or the property manager until such bankruptcy petition has been discharged, stayed, or dismissed within 60 days for the borrowers and the guarantor and within 120 days for the property manager, and certain other conditions have been satisfied; (iv) upon the date the trailing 12-month amortizing debt service coverage ratio is less than 1.15x (unless, within five days of such date, the borrowers deliver one or more Master Leases that result in a minimum amortizing debt service coverage ratio of 1.25x for the Ohio Valley Plaza Property) until the amortizing debt service coverage ratio is greater than 1.15x for two consecutive quarters; or (v) upon a Critical Tenant Trigger Event until cured.

A “Cash Sweep Event” will be in effect (i) upon the occurrence of an event of default until cured; (ii) upon the occurrence of a bankruptcy action of either of the borrowers, the guarantor or the property manager until such bankruptcy petition has been discharged, stayed, or dismissed within 30 days for the borrowers and the guarantor and within 120 days for the property manager, and certain other conditions have been satisfied; (iii) upon the date the trailing 12-month amortizing debt service coverage ratio is less than 1.10x (unless, within five days of such date, the borrowers deliver one or more Master Leases that result in a minimum amortizing debt service coverage ratio of 1.25x for the Ohio Valley Plaza Property) until the amortizing debt service coverage ratio is greater than 1.10x for two consecutive quarters; or (iv) upon the occurrence of a Critical Tenant Trigger Event until cured.

A “Critical Tenant Trigger Event” will occur on the date that (i) Wal-Mart Supercenter, Lowe’s, Inc., Sam’s Club, Kroger, or any replacement tenant occupying the space currently occupied by such tenant or tenants (each, a “Critical Tenant” and each related lease, a “Critical Tenant Lease”) gives notice of its intention to not extend or renew its lease; (ii) is twelve months prior to or on the expiration date of a Critical Tenant Lease if the related tenant fails to give notice of its election to renew its lease; (iii) is on or prior to the date on which a Critical Tenant is required under its lease to notify the borrowers of its election to renew its lease if such Critical Tenant fails to give such notice; (iv) an event of default under a Critical Tenant Lease exists; (v) a bankruptcy action of a Critical Tenant occurs; (vi) a Critical Tenant discontinues its normal business operations; or (vii) the related Critical Tenant is downgraded below BBB- (or equivalent) by any nationally recognized statistical rating agency; provided that a Critical Tenant Trigger Event will not occur so long as E. Stanley Kroenke remains the guarantor. A Critical Tenant Trigger Event will end (a) with respect to clauses (i), (ii) and (iii) on the date that (1) a Critical Tenant Lease extension is executed and delivered by the borrowers and the related tenant improvement costs, leasing

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50585 Valley Plaza Drive Saint Clairsville, OH 43950	Collateral Asset Summary – Loan No. 1 Ohio Valley Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 62.8% 1.36x 9.3%

commissions and other material costs and expenses have been deposited into the Critical Tenant TI/LC account; or (2) a Critical Tenant Space Re-tenanting Event has occurred; (b) with respect to clause (iv) after a cure of the applicable event of default; (c) with respect to clause (v) after an affirmation that the Critical Tenant is actually paying all rents and other amounts under its lease; (d) with respect to clause (vi) after the Critical Tenant re-commences its normal business operations or a Critical Tenant Space Re-tenanting Event has occurred; or (e) with respect to clause (vii) after the credit rating of the related Critical Tenant is no longer rated less than “BBB-” (or the equivalent) by any nationally recognized statistical rating agency.

A “Critical Tenant Space Re-tenanting Event” will occur on the date on which each of the following conditions have been satisfied: (i) a Critical Tenant space has been leased to one or more replacement tenants for a term of at least five years and on terms that are acceptable to the lender; (ii) all tenant improvement costs, leasing commissions and other material costs and expenses relating to the re-letting of the space have been paid in full; and (iii) the replacement tenant(s) are conducting normal business operations at the related Critical Tenant space.

A “Master Lease” is a lease agreement between the borrowers, as landlord, and the guarantor, E. Stanley Kroenke, as tenant, that (i) is for a term of ten or more years, (ii) is subordinate to the loan documents, and (iii) contains terms and conditions reasonably acceptable to the lender. The Master Lease may not be amended without prior consent of the lender and can be terminated only (x) if no event of default exists and (y) if, as of the date of the Master Lease termination, (a) the amortizing debt service coverage ratio is not less than 1.25x for two consecutive quarters without including rent from the Master Lease, or (b) the borrowers have deposited with the lender an amount equal to the cash flow that would have been swept into the excess cash flow account, among other conditions. There are no Master Leases currently in effect.

Initial Reserves. None.

Ongoing Reserves. No ongoing monthly escrows are required for real estate taxes, insurance, replacement reserves or tenant improvement and leasing commissions so long as no Cash Management Trigger Event or Cash Sweep Event (see “Lockbox / Cash Management” above) has occurred and is continuing under the Ohio Valley Plaza Loan documents.

In the event a Cash Management Trigger Event or a Cash Sweep Event has occurred and is continuing, the borrowers are required to make monthly deposits: (i) for the payment of real estate taxes in an amount equal to 1/12 of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period and for the payment of insurance in an amount equal to 1/12 of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period; (ii) of $8,221 for replacement reserves; and (iii) of $27,403 for tenant improvement and leasing commissions (subject to a cap of $3,288,330). In addition to the monthly tenant improvement and leasing commission reserve, the borrowers are required to deposit an amount equal to all extraordinary lease payment amounts when a Cash Management Trigger Event and a Cash Sweep Event are in effect.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50585 Valley Plaza Drive Saint Clairsville, OH 43950	Collateral Asset Summary – Loan No. 1 Ohio Valley Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 62.8% 1.36x 9.3%

verizon
Sam's Club
Savings Made Simple
Walmart
STAPLES
PET SUPPLIES PLUS
RENT ONE
DOLLAR TREE
KING BUFFET
Kroger
Little Caesars
at&t
FACTORY CARD OUTLET
FAMOUS HAIR
Miracle-Ear
Pier 1 imports
H&R BLOCK
GameStop
NAIL SALON
ANYTIME FITNESS
BURGER KING
WesBanco
Steak n Shake
LOWE'S
OUTBACK
Applebees
Wendy's
TACO BELL
Kroger
GAS STATION
RED LOBSTER
MALL ROAD
INTERSTATE 70
70
N
Anchor / Major
Non Anchor / In-line
Vacant
Not Part of the Collateral

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

50585 Valley Plaza Drive Saint Clairsville, OH 43950	Collateral Asset Summary – Loan No. 1 Ohio Valley Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 62.8% 1.36x 9.3%

Ashtabula
Painesville
Lake Erie
Willowick
Euclid
Cleveland
CLE
Elyria
Solon
Aurora
Strongsville
Medina
Kent
Warren
Youngstown
Akron
PENNSYLVANIA
New Castle
Alliance
Salem
Butler
Canton
Beaver Falls
Cranberry
East Liverpool
OHIO
Coraopolis
Dover
PIT
Weirton
Pittsburgh
Steubenville
Bethel Park
Coshocton
Ohio Valley Plaza
50585 Valley Plaza Drive
Saint Clairsville, OH 43950
Washington
Cambridge
St Clairsville
WEST VIRGINIA
Morgantown
Fairmont
St Clairsville
Ohio Valley Mall

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

448 South Hill Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 2 Pershing Square Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 58.7% 2.13x 10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

448 South Hill Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 2 Pershing Square Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 58.7% 2.13x 10.5%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor:	Jeffrey Fish
Borrower:	JMF Pershing Square LLC
Original Balance:	$44,000,000
Cut-off Date Balance:	$44,000,000
% by Initial UPB:	6.8%
Interest Rate:	4.6421%
Payment Date:	6th of each month
First Payment Date:	June 6, 2017
Maturity Date:	May 6, 2027
Amortization:	Interest Only
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection(2):	L(25), YM1(91), O(4)
Lockbox / Cash Management:	Springing Soft / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$58,000	$14,500
Insurance:	$59,259	$5,926
Replacement:	$0	$3,195
TI/LC:	$465,000	$12,794
Required Repairs:	$1,144,249	NAP
Earnout(4):	$3,100,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$287
Balloon Balance / Sq. Ft.:	$287
Cut-off Date LTV:	58.7%
Balloon LTV:	58.7%
Underwritten NOI DSCR:	2.22x
Underwritten NCF DSCR:	2.13x
Underwritten NOI Debt Yield:	10.5%
Underwritten NCF Debt Yield:	10.0%
Underwritten NOI Debt Yield at Balloon:	10.5%
Underwritten NCF Debt Yield at Balloon:	10.0%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Mixed Use Office/Retail
Collateral:	Fee Simple
Location:	Los Angeles, CA
Year Built / Renovated:	1924 / 2007-2017
Total Sq. Ft.:	153,381
Property Management:	JMF Development LLC
Underwritten NOI(5):	$4,602,975
Underwritten NCF:	$4,411,249
Appraised Value:	$75,000,000
Appraisal Date:	March 23, 2017

Historical NOI
Most Recent NOI:	$3,664,954 (T-12 February 28, 2017)
2016 NOI:	$3,486,978 (December 31, 2016)
2015 NOI:	$3,078,416 (December 31, 2015)
2014 NOI:	$2,742,734 (December 31, 2014)

Historical Occupancy
Most Recent Occupancy:	97.1% (May 1, 2017)
2016 Occupancy:	94.5% (December 1, 2016)
2015 Occupancy:	97.2% (December 1, 2015)
2014 Occupancy:	88.2% (December 1, 2014)

(1)	See “Future Mezzanine or Subordinate Indebtedness Permitted” below.

(2)	Partial release permitted. See “Partial Release” below.

(3)	See “Initial Reserves” and “Ongoing Reserves” below.

(4)	Amounts in the earnout reserve will be released to the borrower provided, among other things, the ground floor restaurant, Pershing Corner, LLC is in occupancy and has been open for business in its entire space for 30 days. See “Initial Reserves”.

(5)	The increase in Underwritten NOI is primarily due to the execution of several new and renewal retail leases with Borrower Affiliated Tenants to at or slightly below market rents, accounting for approximately $0.9 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

448 South Hill Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 2 Pershing Square Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 58.7% 2.13x 10.5%

The Loan. The Pershing Square Building loan (the “Pershing Square Building Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 15-story, 153,381 sq. ft. mixed use office and retail building located in Los Angeles, California (the “Pershing Square Building Property”) with an original principal balance of $44.0 million. The Pershing Square Building Loan is structured with an interest only, 10-year term and accrues interest at a fixed rate equal to 4.6421% with a cut-off date balance of $44.0 million.

Loan proceeds were used to retire existing debt of approximately $24.7 million, fund an earnout reserve of $3.1 million, fund other reserves of approximately $1.7 million, pay approximately $0.5 million of closing costs and return approximately $14.0 million of equity to the borrower sponsor. Based on the “As-Is” appraised value of $75.0 million as of March 23, 2017, the Cut-off Date LTV is 58.7%. The most recent financing of the Pershing Square Building Property was included in the JPMCC 2013-C10 mortgage trust.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$44,000,000	100.0%	Loan Payoff	$24,704,141	56.1%
			Return of Equity	$13,994,661	31.8%
			Earnout	$3,100,000	7.0%
			Reserves	$1,726,508	3.9%
			Closing Costs	$474,690	1.1%
Total Sources	$44,000,000	100.0%	Total Uses	$44,000,000	100.0%

The Borrower / Borrower Sponsor. The borrower, JMF Pershing Square LLC, is a single purpose Delaware limited liability company, structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower and the non-recourse carve-out guarantor is Jeffrey Fish, owner of JMF Development, LLC a real estate development and management company.

Various tenants at the Pershing Square Building Property are affiliated with the borrower sponsor (such tenants “Borrower Affiliated Tenants”). The Borrower Affiliated Tenants occupy approximately 29.7% of net rentable area and account for approximately 44.4% of underwritten base rent. The leases with each Borrower Affiliated Tenant were amended at origination and increased to at or slightly below market rents with approximately 15 years of lease term. See table of Borrower Affiliated Tenants in “The Property” below.

The Property. The Pershing Square Building Property is a 15-story mixed use office building with below grade, ground floor and rooftop retail, located in downtown Los Angeles, California. Originally built in 1924, the borrower sponsor acquired the Pershing Square Building Property in 2003 and has since invested an additional $14.3 million in capital improvements, including the construction of an additional two stories of terraced rooftop retail space. The Pershing Square Building Property consists of 114,999 sq. ft. of creative office space, 23,413 sq. ft. of ground floor and below-grade retail space, and 14,969 sq. ft. of rooftop open-air restaurant space. As of May 1, 2017, the Pershing Square Building Property was 97.1% leased by 38 tenants.

Tenant Summary(1)
Tenant	Tenant Type	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

Perch(3)	Restaurant	NR/NR/NR	14,969	9.8%	$67.20	17.5%	12/31/2031
Turner Broadcasting System	Office	BBB+/Baa2/BBB+	21,631	14.1%	$34.94	13.1%	3/31/2018
Pershing Corner, LLC(3)(4)	Restaurant	NR/NR/NR	9,902	6.5%	$60.00	10.3%	12/31/2031
Hill Corner LLC (Mrs. Fish)(3)	Restaurant	NR/NR/NR	10,415	6.8%	$48.00	8.7%	12/31/2031
Total Major Tenants			56,917	37.1%	$50.17	49.6%
Remaining Tenants			92,038	60.0%	$31.54	50.4%
Total Occupied Tenants			148,955	97.1%	$38.66	100.0%
Vacant Office			4,426	2.9%
Total			153,381	100.0%

(1)	Represents the top tenants based on percent of underwritten base rent,

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	Borrower Affiliated Tenant. All leases with Borrower Affiliated Tenants were reset at loan closing and increased to at or slightly below market rents with approximately 15 years of lease term.

(4)	Tenant is not yet open for business in 9,194 sq. ft. The Pershing Square Building Loan is structured with a $3.1 million earnout reserve that is tied to Pershing Corner, LLC’s opening. See “Initial Reserves” below

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

448 South Hill Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 2 Pershing Square Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 58.7% 2.13x 10.5%

Perch (14,969 sq. ft.; 9.8% of NRA; 17.5% of U/W Base Rent) Perch, a Borrower Affiliated Tenant, is a French inspired rooftop bistro that offers unobstructed views of downtown Los Angeles. The two-story restaurant opened in 2011 and features two outdoor fireplaces, various fire pits, lounge and table seating both indoors and out, and regularly hosts DJ’s and musicians on the rooftop. According to the appraiser, Perch is a staple of downtown Los Angeles nightlife. In 2016, Perch achieved sales of $14.1 million ($944 PSF / 7.8% occupancy cost) and was awarded the OpenTable Diner’s Choice Award.

Perch Sales
	2012	2013	2014	2015	2016
Sales	$6,476,093	$8,344,355	$11,509,521	$13,151,363	$14,132,871
PSF	$433	$557	$769	$879	$944
YOY Growth	-	28.8%	37.9%	14.3%	7.5%

Turner Broadcasting System (21,631 sq. ft.; 14.1% of NRA; 13.1% of U/W Base Rent) Turner Broadcasting System is a division of Time Warner Inc. (NYSE: TWX (rated BBB+/Baa2/BBB+ by Fitch/Moody’s/S&P)). Turner Broadcasting System was founded in 1970 and merged with Time Warner Inc. in October 1996. Turner Broadcasting System operates as a semi-autonomous unit of Time Warner Inc., and manages the collection of cable television networks and properties initiated or acquired by Time Warner. Since moving to the Pershing Square Building Property in 2015, Turner Broadcasting System has expanded four times.

Pershing Corner, LLC (9,902 sq. ft.; 6.5% of NRA; 10.3% of U/W Base Rent) Pershing Corner, LLC, a Borrower Affiliated Tenant, leases ground floor retail space with access on both Hill and 5th Street. As of the loan origination date, the borrower sponsor was building out the leased space for a restaurant/lounge and the tenant is paying rent, but is not yet open for business in 9,194 sq. ft. of the space. The borrower sponsor currently operates Hill Street Pizza in the remaining 708 sq. ft. The Pershing Square Building Loan is structured with a $3.1 million earnout related to the Pershing Corner, LLC space. See “Initial Reserves” below.

Hill Corner, LLC (Mrs. Fish) (“Mrs. Fish”) (10,415 sq. ft.; 6.8% of NRA; 8.7% of U/W Base Rent) Mrs. Fish, a Borrower Affiliated Tenant, is a below-grade high-end Japanese restaurant and bar with street level access. The borrower sponsor opened Mrs. Fish at the end of 2014 and has invested over $2.4 million in capital expenditures in the space build out. In January 2016, the borrower sponsor reduced the number of nights the restaurant is open for business to three (Thursday, Friday and Saturday) prior to updating the concept for an anticipated relaunch of the restaurant in 2017. While only being open 21 hours per week, the tenant achieved 2016 sales of $2.3 million ($226 PSF / 24.3% occupancy cost).

Borrower Affiliated Tenants
Tenant	Type	Sq. Ft.	% of Total Sq. Ft.	UW Base Rent	% of Total UW Base Rent	UW Base Rent PSF	Market Rent(1)	Security Deposit ($)(2)
Perch	Retail	14,969	9.8%	$1,005,917	17.5%	$67.20	$75.00	$502,958
Hill Corner LLC (Mrs. Fish)	Retail	10,415	6.8%	$499,920	8.7%	$48.00	$48.00	$249,960
Pershing Corner, LLC(3)	Retail	9,902	6.5%	$594,120	10.3%	$60.00	$60.00	$297,060
JMF Development LLC(4)	Office	4,129	2.7%	$139,952	2.4%	$33.89	$34.80	$11,663
Citrus, LLC(5)	Office	3,748	2.4%	$130,430	2.3%	$34.80	$34.80	$10,869
Citrus, LLC (Lions & Owls)	Retail	2,355	1.5%	$183,690	3.2%	$78.00	$78.00	$91,845
Total Sponsor Affiliated		45,518	29.7%	$2,554,030	44.4%	$56.11	$58.76	$1,164,355
(1)	Based on the appraisal.

(2)	Borrower Affiliated Tenants are required to provide security deposits of six months rent for retail space and one month rent for office space.

(3)	As of the loan origination date, the borrower sponsor was building out the leased space for a restaurant/lounge and the tenant is paying rent, but is not yet open for business in 9,194 sq. ft. of the space. The borrower sponsor currently operates Hill Street Pizza in the remaining 708 sq. ft. The Pershing Square Building Loan is structured with a $3.1 million earnout related to the Pershing Corner, LLC space. See “Initial Reserves” below.

(4)	JMF Development LLC is the borrower sponsor’s real estate development and management company, and the property manager for the Pershing Square Building Property.

(5)	Citrus, LLC is the borrower sponsor’s hospitality management company, which operates the restaurants leased to Borrower Affiliated Tenants at the Pershing Square Building Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

448 South Hill Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 2 Pershing Square Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 58.7% 2.13x 10.5%

Lease Rollover Schedule(1) (2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(3)	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	4	10,314	6.7%	10,314	6.7%	$28.98	5.2%	5.2%
2017	5	18,691	12.2%	29,005	18.9%	$29.96	9.7%	14.9%
2018	12	37,899	24.7%	66,904	43.6%	$33.38	22.0%	36.9%
2019	7	18,000	11.7%	84,904	55.4%	$30.80	9.6%	46.5%
2020	3	6,791	4.4%	91,695	59.8%	$33.53	4.0%	50.5%
2021	2	11,742	7.7%	103,437	67.4%	$25.11	5.1%	55.6%
2022	0	0	0.0%	103,437	67.4%	$0.00	0.0%	55.6%
2023	0	0	0.0%	103,437	67.4%	$0.00	0.0%	55.6%
2024	0	0	0.0%	103,437	67.4%	$0.00	0.0%	55.6%
2025	0	0	0.0%	103,437	67.4%	$0.00	0.0%	55.6%
2026	0	0	0.0%	103,437	67.4%	$0.00	0.0%	55.6%
2027	0	0	0.0%	103,437	67.4%	$0.00	0.0%	55.6%
Thereafter	5	45,518	29.7%	148,955	97.1%	$56.11	44.4%	100.0%
Vacant	NAP	4,426	2.9%	153,381	100.0%	NAP	NAP
Total / Wtd. Avg.	38	153,381	100.0%			$38.64	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)	Certain of the office leases at the Pershing Square Building Property have terms of 1-3 years. According to the appraisal, short term leases are typical in creative office assets similar to the Pershing Square Building Property. Additionally, the Pershing Square Building Property operates with minimal tenant improvement allowances, averaging $1.21 PSF since 2016.

(3)	Tenants rolling in the next five years have weighted average U/W base rent of $30.95 PSF, approximately 11.5% below the appraiser’s concluded market rents for the corresponding spaces.

Environmental Matters. The Phase I environmental report, dated March 30, 2017, recommended no further action at the Pershing Square Building Property.

The Market. The Pershing Square Building Property is located on the northeast corner of South Hill Street and West 5th Street, opposite Pershing Square park, in the Historic Core neighborhood of Downtown Los Angeles. The Historic Core is a three-block wide corridor that stretches from Hill Street to Main Street, south of 1st Street and contains numerous historical landmarks.

Pershing Square is a public park located across the street from the Pershing Square Building Property that sits atop a 1,466 space parking garage. The park houses the Pershing Square heavy-rail station which is serviced by the Metro Red Line and Metro Purple Line subway service, providing access to several surrounding Los Angeles neighborhoods including Hollywood, Pasadena, and Santa Monica. The City of Los Angeles is planning a $50.0 million redevelopment of the park and in May 2017, the City of Los Angeles awarded the related contract to Paris-based design firm Agence Ter.

Downtown Los Angeles has a workforce population in excess of 500,000, including the highest public-sector employment base outside of Washington D.C. Per the appraiser, Downtown Los Angeles accounts for approximately 15.5% of total rentable office area for Los Angeles County and had an overall vacancy rate of 16.8% for the fourth quarter 2016, the lowest since 2009. The appraiser also analyzed the retail market within a 1-mile radius of the Pershing Square Building Property and found an average vacancy of 6.1% with average asking rents of $48.88 PSF, a 72.8% increase over the 5-year average of $28.28 PSF. Additionally, Downtown Los Angeles has seen significant residential development with 2,671 units coming online and an additional 3,968 units breaking ground in 2016.

The appraiser concluded a 5.0% vacancy rate for the Pershing Square Building Property and further stated that the general market data in downtown Los Angeles pulls from a mix of general, medical, and creative office space and includes large high rise buildings which typically exhibit higher vacancy than properties similar to the Pershing Square Building Property. The appraiser added that the Pershing Square Building Property fills a niche between the higher-end newly-built office product in the financial district and the redeveloped properties in the Historic Core which typically demand lower rent.

The appraiser surveyed eight comparable retail and restaurant rentals with rents ranging from $48.00 to $84.00 PSF in the area surrounding the Pershing Square Building Property. Additionally, the appraiser surveyed eight comparable recent office leases with rents ranging from $27.96 to $51.60 PSF. The appraiser’s concluded market rents are summarized below:

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

448 South Hill Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 2 Pershing Square Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 58.7% 2.13x 10.5%

Concluded Market Rents
	Office	Rooftop	Ground Floor Retail	Below Grade Retail	Corner Retail
Square Footage	114,999	14,969	10,643	10,415	2,355
In-place Rent	$31.08	$67.20	$57.44	$48.00	$78.00
Market Rent(1)	$34.80	$75.00	$60.00	$48.00	$78.00
Delta to Market	-10.7%	-10.4%	-4.3%	0.0%	0.0%
(1)	As concluded by the appraiser.

Cash Flow Analysis.

Cash Flow Analysis
	2014	2015	2016	T-12 2/28/2017	U/W	U/W PSF
Base Rent(1)	$3,534,409	$3,971,747	$4,539,932	$4,746,101	$5,754,909	$37.52
Value of Vacant Space	0	0	0	0	154,025	1.00
Gross Potential Rent	$3,534,409	$3,971,747	$4,539,932	$4,746,101	$5,908,934	$38.52
Total Recoveries(2)	327,626	339,158	362,410	361,450	817,495	5.33
Other Income	7,952	5,536	6,388	1,348	0	0.00
Less: Vacancy(3)	0	0	0	0	(336,321)	(2.19)
Effective Gross Income	$3,869,987	$4,316,441	$4,908,731	$5,108,898	$6,390,108	$41.66
Total Operating Expenses(2)	1,127,253	1,238,024	1,421,753	1,443,944	1,787,133	11.65
Net Operating Income	$2,742,734	$3,078,416	$3,486,978	$3,664,954	$4,602,975	$30.01
TI/LC	0	0	0	0	153,381	1.00
Capital Expenditures	0	0	0	0	38,345	0.25
Net Cash Flow	$2,742,734	$3,078,416	$3,486,978	$3,664,954	$4,411,249	$28.76
(1)	U/W Base Rent is based on the rent roll dated May 1, 2017 and includes $39,951 in rent bumps through April 2018. The increase in base rent is primarily due to the execution of several new and renewal retail leases with Borrower Affiliated Tenants to at or slightly below market rents, accounting for approximately $0.9 million.

(2)	U/W Operating Expenses include a hypothetical real estate tax increase due to California’s Proposition 13, accounting for a $350,272 increase over the trailing twelve months February 28, 2017 real estate tax expense. Accordingly, U/W Recoveries reflect the corresponding increased tax recoveries pursuant to tenant leases.

(3)	U/W Vacancy represents 5.0% of Gross Potential Rent which is equal to the appraiser’s concluded vacancy. As of May 1, 2017, the Pershing Square Building Property was 97.1% leased.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

448 South Hill Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 2 Pershing Square Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 58.7% 2.13x 10.5%

Property Management. The Pershing Square Building Property is managed by JMF Development LLC, an affiliate of the borrower.

Lockbox / Cash Management. The Pershing Square Building Loan is structured with a springing soft lockbox and springing cash management. A soft lockbox and in place cash management (which has been set up but is not yet required to be in place) is required during a Cash Management Period. A cash sweep will occur during a Lease Trigger Period.

A “Cash Management Period” will be in effect (i) upon the occurrence of an event of default until cured, (ii) upon the occurrence of any bankruptcy action of the borrower, guarantor or property manager, until the filing is discharged, stayed or dismissed within 30 days for the borrowers or guarantors, or within 120 days for the property manager, (iii) upon the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.15x until the debt service coverage ratio is at least 1.20x for such two calendar quarters or (iv) during a Lease Trigger Period until cured.

A “Lease Trigger Period” will occur with respect to any Occupancy Reserve Tenant, (i) on the date which is the earlier to occur of (a) 12 months prior to the expiration date under such tenant’s lease (unless on or prior to such date such tenant has exercised in writing a renewal option, if any, in accordance with the terms of its lease), or (b) the date set forth in such tenant’s lease on or before which such tenant is required to notify the borrower of its intent to either renew or terminate such lease (unless lease already renewed, if applicable)); (ii) on the date (a) such tenant fails to continuously operate at its leased premises, (b) such tenant (or the guarantor of tenant’s obligations under such lease), is the subject of a bankruptcy action, (c) such tenant gives notice of its intent to terminate its lease or to vacate or surrender its demised premises or otherwise vacates or surrenders its demised premises, or (d) such tenant’s lease terminates or expires; and/or (iii) the existing CUP is terminated or expires without having been renewed or replaced upon terms that allow for the Pershing Square Building Property to be used and operated in a manner consistent with the use and operation of the Pershing Square Building Property as of the loan origination date. Notwithstanding the foregoing, the commencement or existence of a Lease Trigger Period as a result of clauses (i) or (ii) above, will be suspended so long as the DSCR on an implied 30-year amortization schedule is at least a 1.25x. Additionally, with regards to clause (iii) above, the Lease Trigger Period will be suspended upon (a) either renewal or replacement of the CUP, or (b) the Pershing Square Building Property maintaining a debt yield of 10.0% excluding rents from tenants whose use relies upon the CUP.

In addition, the amounts collected during the continuance of a Lease Trigger Period are subject to a cap equal to the product of (A) $45.00 multiplied by (B) the net rentable square footage of the space demised under the Occupancy Reserve Lease which triggered the applicable Lease Trigger Period.

The City of Los Angeles requires a conditional use permit (“CUP”) as a condition to the sale of alcohol at any property located in the city. In 2009, the borrower obtained the necessary CUP related to the sale of alcohol by tenants at the Pershing Square Building Property. The CUP is effective for a ten year term and upon expiration, borrower is required to apply for and successfully obtain a new CUP in order to continue such uses.

An “Occupancy Reserve Tenant” means any Borrower Affiliated Tenant and any other tenant under an Occupancy Reserve Lease.

An “Occupancy Reserve Lease” means any lease(s) which, either individually or when taken together with any other lease(s) with the same tenant(s) or its affiliate(s), (a) demises 15.0% or more of the rentable square footage at the Pershing Square Building Property or (b) provides for base rent payments that equal 15.0% or more of the gross income from operations. For purposes of this definition and the calculations under clauses (a) and (b) herein, the space demised under any Borrower Affiliated Tenant leases, and the base rent payments provided for under such leases, will be aggregated and, if either of the thresholds set forth in clauses (a) and (b) are satisfied as a result of such aggregation, then all of the leases with Borrower Affiliated Tenants will be Occupancy Reserve Leases; provided, however, that so long as no earnout reserve funds have been disbursed, the space demised under the Pershing Corner, LLC lease, and the base rent provided under the Pershing Corner, LLC lease, will not be aggregated with the other Borrower Affiliated Tenants.

Initial Reserves. At origination, the borrower deposited (i) $58,000 into a tax reserve account, (ii) $59,259 into an insurance reserve account, (iii) $465,000 into a TI/LC reserve account related to near term tenant rollover, (iv) $1,144,249 into an immediate repairs reserve, which represents 110% of the estimated remaining cost to upgrade the elevators at the Pershing Square Building Property and (v) $3,100,000 into an earnout reserve account.

Amounts in the earnout reserve may be released prior to May 1, 2021, upon satisfaction of the following conditions, among others: (i) Pershing Corner, LLC has been in occupancy and open for business in its entire 9,194 sq. ft. suite for at least 30 days, (ii) no Cash Management Period is then occurring, (iii) the net cash flow debt yield based on the trailing 12-month cash flow is at least 8.75% and (iv) each Borrower Affiliated Tenant is open for business in its leased space and paying full base rent.

Notwithstanding the foregoing, if Pershing Corner LLC never takes occupancy or does not open for business in its entire suite, the borrower may obtain a release of funds in the earnout reserve prior to May 1, 2021, upon satisfaction of the following conditions, among others, (i) the borrower has leased or subleased the available space to a tenant (or subtenant) approved by lender, (ii) the Pershing

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

448 South Hill Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 2 Pershing Square Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 58.7% 2.13x 10.5%

Square Building Property has achieved a 9.0% net cash flow debt yield, and (iii) no Cash Management Period is then occurring. In the event the conditions for release of funds in the earnout reserve have not been satisfied prior to May 1, 2021, such funds will remain in the reserve and held as additional collateral for the Pershing Square Building Loan.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $14,500, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $5,926, into an insurance reserve account, (iii) $3,195 (approximately $0.25 per sq. ft.) into a replacement reserve account and (iv) $12,794 (approximately $1.00 per sq. ft.) into a TI/LC reserve account. The TI/LC reserve is subject to a cap of $465,000 if various conditions outlined in the loan agreement are satisfied. In the event the borrower terminates any lease with a Borrower Affiliated Tenant, the monthly TI/LC reserve deposit may be increased in an amount equal to $1.00 per sq. ft. per annum of the premises demised under the terminated lease. Such additional monthly deposit is not subject to the reserve cap.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. The Pershing Square Building Loan documents permit an approved mezzanine loan, provided, among other things, that based on the combined Pershing Square Building Loan and the related mezzanine financing amount, (i) the loan to value ratio is no greater than 65.0%, (ii) the debt service coverage ratio is at least equal to 1.60x and (iii) the debt yield is no less than 10.0%. Additionally, the Pershing Square Building Loan documents permit borrower to grant preferred equity interests in the borrower, or its sole member, provided, among other things, that (i) such preferred investors own less than 49.0%, (ii) any preferred equity investment is only payable to the extent of distribution of excess cash flow, and (iii) such preferred investors enter into an acceptable recognition agreement with respect to any takeover rights it may possess.

Partial Release. The borrower has the right, subject to conditions set forth in the Pershing Square Building Loan documents, to subject the Pershing Square Building Property to a condominium regime consisting of up to four units, including a unit comprised of the 10,415 sq. ft. basement space (the “Basement Unit”) and another unit comprised of 12,998 sq. ft. of the ground floor (the “Ground Floor Unit”). At any time after the creation of the condominium regime and after the expiration of the lockout period, the borrower may obtain the release of the Basement Unit and/or the Ground Floor Unit in connection with a bona fide third party sale, subject to the satisfaction of certain conditions, including (i) the borrower prepays an amount equal to the greater of (a) 85% of the net sale proceeds attributable to the released portion(s) of the Pershing Square Building Property and (b) 120% of the allocated loan amount attributable to the released portion(s) of the Pershing Square Building Property, in each case, together with the applicable yield maintenance premium, (ii) after giving effect to such release, (a) the DSCR for the remaining portion of the Pershing Square Building Property is greater than 1.60x, (b) the LTV for the remaining portion of the Pershing Square Building Property is less than 58.67% and (c) the net operating income debt yield for the remaining portion of the Pershing Square Building Property is greater than 10.0% and (iii) the borrower continues to control the condominium association. The allocated loan amounts for the Basement Unit and Ground Floor Unit are $5,865,000 and $10,365,000, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

448 South Hill Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 2 Pershing Square Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 58.7% 2.13x 10.5%

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
Pershing Square Building
448 South Hill Street
Los Angeles, CA 90013
CIVIC CENTER
CROWN HILL
BUNKER HILL
TOY DISTRICT
FINANCIAL DISTRICT
CITY WEST
HISTORIC CORE
JEWELRY DISTRICT
FLOWER DISTRICT
SOUTH PARK
HARBOR FWY
2ND STREET TUNNEL
Walt Disney Concert Hall
Los Angeles City Hall
Staples Center
Convention Center
SAN FERNANDO VALLEY
Burbank
Pasadena
Glendale
Los Angeles
Santa Monica
Culver City
LAX
Santa Monica Bay
Long Beach

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1939-3101 East 80th Avenue Merrillville, IN 46410	Collateral Asset Summary – Loan No. 3 Crossings at Hobart	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,823,320 61.8% 1.40x 10.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1939-3101 East 80th Avenue Merrillville, IN 46410	Collateral Asset Summary – Loan No. 3 Crossings at Hobart	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,823,320 61.8% 1.40x 10.1%

Mortgage Loan Information
Loan Seller:	Rialto Mortgage Finance, LLC
Loan Purpose:	Refinance
Borrower Sponsor:	Schottenstein Realty LLC
Borrowers:	SM Hobart Lease LLC; Crossings at Hobart-I LLC
Original Balance(1):	$43,000,000
Cut-off Date Balance(1):	$42,823,320
% by Initial UPB:	6.6%
Interest Rate:	4.8400%
Payment Date:	6th of each month
First Payment Date:	April 6, 2017
Maturity Date:	March 6, 2027
Amortization:	330 months
Additional Debt(1):	$13,942,476 Pari Passu Debt
Call Protection(2):	L(26), YM1(89), O(5)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Critical Tenant Funds:	$0	Springing

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:	$73
Balloon Balance / Sq. Ft.:	$58
Cut-off Date LTV:	61.8%
Balloon LTV:	48.7%
Underwritten NOI DSCR:	1.53x
Underwritten NCF DSCR:	1.40x
Underwritten NOI Debt Yield:	10.1%
Underwritten NCF Debt Yield:	9.2%
Underwritten NOI Debt Yield at Balloon:	12.8%
Underwritten NCF Debt Yield at Balloon:	11.7%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Merrillville, IN
Year Built / Renovated:	1988, 1990-2009 / 2014-2016
Total Sq. Ft.:	772,383
Property Management:	Self-managed
Underwritten NOI:	$5,736,616
Underwritten NCF:	$5,239,701
Appraised Value:	$91,800,000
Appraisal Date:	April 24, 2017

Historical NOI
Most Recent NOI:	$5,853,938 (December 31, 2016)
2015 NOI:	$5,476,911 (December 31, 2015)
2014 NOI:	$5,292,909 (December 31, 2014)
2013 NOI:	$5,872,907 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	97.7% (January 3, 2017)
2016 Occupancy:	97.7% (December 31, 2016)
2015 Occupancy:	98.7% (December 31, 2015)
2014 Occupancy:	98.7% (December 31, 2014)

(1)	The Crossings at Hobart Whole Loan is evidenced by three pari passu notes in the aggregate original principal amount of $57.0 million. The controlling note A-1 with an original principal balance of $40.0 million and the non-controlling note A-2-B with an original principal balance of $3.0 million are both being contributed to the CFCRE 2017-C8 mortgage trust. The remaining non-controlling note A-2-A with an original principal balance of $14.0 million is currently held by RMF and is expected to be contributed into one or more future securitizations. For additional information on the pari passu notes, see “The Loan” below.

(2)	The lockout period for Yield Maintenance will be at least 26 payment dates beginning with and including the first payment date of April 6, 2017. Yield Maintenance of the full $57.0 million Crossings at Hobart Whole Loan is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized, and (ii) April 6, 2020. The assumed lockout period of 26 payments is based on the expected CFCRE 2017-C8 securitization closing date in June 2017. The actual lockout period may be longer.

(3)	See “Initial Reserves” and “Ongoing Reserves” below.

(4)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Crossings at Hobart Whole Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1939-3101 East 80th Avenue Merrillville, IN 46410	Collateral Asset Summary – Loan No. 3 Crossings at Hobart	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,823,320 61.8% 1.40x 10.1%

The Loan. The Crossings at Hobart loan (the “Crossings at Hobart Loan”) is a fixed rate loan with an original and cut-off date principal balance of $43.0 million and $42,823,320, respectively, secured by the borrowers’ fee simple interest in an anchored retail property totaling 772,383 sq. ft. located in Merrillville, Indiana (the “Crossings at Hobart Property”). The Crossings at Hobart Loan is part of a whole loan (the “Crossings at Hobart Whole Loan”) with an original and cut-off date principal balance of $57.0 million and $56,765,797, respectively that is evidenced by three pari passu notes as follows: (i) the Crossings at Hobart Loan, which consists of the controlling Note A-1 with an original and cut-off date principal balance of $40.0 million and $39,835,647, respectively, and the non-controlling Note A-2-B with an original and cut-off date balance of $3.0 million and $2,987,674, respectively, and (ii) a non-controlling Note A-2-A with an original and cut-off date balance of $14.0 million and $13,942,476, respectively (the “Crossings at Hobart Companion Loan”). The Crossings at Hobart Loan accrues interest at an interest rate of 4.8400% per annum, has a 10-year term and amortizes on a 27.5-year amortization schedule. The Crossings at Hobart Companion Loan is currently held by Rialto Mortgage Finance, LLC and is expected to be contributed to a future securitization.

The relationship between the holders of the Crossings at Hobart Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans– Crossings at Hobart Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$40,000,000	$39,835,647	CFCRE 2017-C8	Yes
Note A-2-A	$14,000,000	$13,942,476	RMF	No
Note A-2-B	$3,000,000	$2,987,674	CFCRE 2017-C8	No
Total	$57,000,000	$56,765,797

The Crossings at Hobart Whole Loan proceeds were used to pay closing costs of approximately $1.7 million and return approximately $55.3 million of equity to the borrower sponsor. Based on the appraised value of $91.8 million as of April 24, 2017, the Cut-off Date LTV is 61.8%. The Crossings at Hobart Property was previously securitized in the GECMC 2007-C1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$57,000,000	100.0%	Return of Equity	$55,254,888	96.9%
			Closing Costs	$1,745,112	3.1%
Total Sources	$57,000,000	100.0%	Total Uses	$57,000,000	100.0%

The Borrowers / Borrower Sponsor. The borrowers, SM Hobart Lease LLC and Crossings at Hobart-I LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, each with one independent director in its organizational structure. The borrowers are wholly owned by Schottenstein Realty LLC which is 93.5% owned by various trusts with Jay Schottenstein serving as trustee. The borrower sponsor and the non-recourse carveout guarantor is Schottenstein Realty LLC.

Schottenstein Realty LLC (“Schottenstein Realty”) is a fully-integrated owner, operator, and developer of power center, big box, community and neighborhood shopping centers predominantly anchored by national retailers throughout the United States. Since 1957, Schottenstein Realty and its affiliates have acquired and developed more than 25 million sq. ft. of commercial/retail space. According to the borrower sponsor, as of September 30, 2016, it owned and had interests in 90 operating properties and owned 81 consolidated retail properties totaling approximately 9.9 million sq. ft. and one office/industrial property totaling approximately 1.6 million sq. ft., and had joint venture interests in eight unconsolidated retail properties totaling approximately 1.0 million sq. ft.

Jay L. Schottenstein, Chairman and Chief Executive Officer, has led the borrower sponsor’s various corporations owned or controlled by members of his family since 1976 and has more than 35 years of experience in the retail and real estate industries. Currently, Mr. Schottenstein serves as the Chairman of the Board and Chief Executive Officer of Schottenstein Property Group (“SPG”). Mr. Schottenstein has also served as Chairman of the Board and Chief Executive Officer of SPG’s affiliate, Schottenstein Stores Corporation (“SSC”), a private company, since March 1992 and as President since 2001. Additionally, Mr. Schottenstein served as Chief Executive Officer from March 2005 to April 2009 and as Chairman of the Board since March 2005 of DSW, Inc. (“DSW,” a tenant at the Crossings at Hobart Property). Schottenstein Realty was involved in a prior foreclosure. For additional information regarding the borrower sponsor, see “Description of the Mortgage Pool – Litigation and Other Considerations” and “Description of the Mortgage Pool – Loan Purpose, Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

The Property and Tenants. The Crossings at Hobart Property consists of a 772,383 sq. ft. anchored retail property located in Merrillville, Indiana. The single-story improvements consist of eight, multi-tenant in-line retail buildings; three, single-tenant retail buildings; and, six restaurant outparcels constructed in various phases from 1988, 1990-2009 situated on approximately 76.0 acres. The Crossings at Hobart Property is anchored by Walmart Supercenter, Burlington Coat Factory, Hobby Lobby, Value City Furniture, and Best Buy (and is shadow

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1939-3101 East 80th Avenue Merrillville, IN 46410	Collateral Asset Summary – Loan No. 3 Crossings at Hobart	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,823,320 61.8% 1.40x 10.1%

anchored by a Sam’s Club). Junior anchors include Bed Bath & Beyond, Ross Dress for Less, DSW Shoe Warehouse, Michael’s, and Office Depot. Surface parking is available for 4,800 spaces (6.21 per 1,000 sq. ft.).

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF(3)	Total Sales (000s)(4)	Sales PSF(4)	Occupancy Cost (% of Sales)

Anchor Tenants
Walmart Supercenter(5)	AA/Aa2/AA	206,408	26.7%	3/31/2023	$4.34	NAV	NAV	NAV
Burlington Coat Factory(6)	NR/NR/BB	102,788	13.3%	1/31/2021	$6.52	$8,438	$82	8.0%
Hobby Lobby(7)	NR/NR/NR	60,000	7.8%	8/31/2019	$6.25	NAV	NAV	NAV
Value City Furniture	NR/NR/NR	48,230	6.2%	1/31/2020	$5.25	$8,518	$177	5.3%
Best Buy(8)	BBB-/Baa1/BBB-	44,997	5.8%	1/31/2023	$9.51	NAV	NAV	NAV
Bed Bath & Beyond(9)	NR/Baa1/BBB+	31,177	4.0%	1/31/2021	$10.00	$5,519	$177	8.0%
Ross Dress For Less(10)	NR/A3/A-	31,051	4.0%	1/31/2023	$5.50	NAV	NAV	NAV
DSW Shoe Warehouse(11)	NR/NR/NR	30,000	3.9%	2/28/2021	$15.05	$3,269	$109	18.3%
Michael’s(12)	NR/Ba2/BB-	25,639	3.3%	3/31/2018	$9.00	NAV	NAV	NAV
Office Depot(13)	NR/B1/NR	20,842	2.7%	10/31/2021	$10.25	NAV	NAV	NAV
Subtotal		601,132	77.8%

Major Tenants
Petco(14)	NR/B2/B	15,066	2.0%	7/31/2020	$16.50	NAV	NAV	NAV
Shoe Carnival(15)	NR/NR/NR	13,190	1.7%	1/31/2020	$16.00	$3,825	$290	7.0%
Party City	NR/B1/B+	12,100	1.6%	1/31/2018	$17.00	NAV	NAV	NAV
Guitar Center Stores, Inc. (16)	NR/B2/NR	12,000	1.6%	2/28/2021	$14.50	NAV	NAV	NAV
Old Navy	BB+/Baa2/BB+	12,000	1.6%	1/31/2021	$16.50	$3,973	$331	6.3%
Ulta Beauty(17)	NR/NR/NR	10,434	1.4%	2/28/2026	$27.95	$5,296	$508	6.0%
Subtotal		74,790	9.7%

Remaining Tenants		78,374	10.1%			$947	$150(18)	9.6%

Total Occupied Collateral		754,296	97.7%

Vacant		18,087	2.3%
Total Collateral		772,383	100.0%

(1)	Based on rent roll dated as of January 3, 2017.

(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(3)	Annual U/W Base Rent PSF includes contractual rent steps through February 1, 2018.

(4)	Total Sales (000s) and Sales PSF of anchor, major and remaining tenants were provided by borrowers’ tenant sales report as of February 28, 2017 and only includes tenants which reported sales for a minimum of 12 months.

(5)	Walmart Supercenter has six, 5-year and five, 10-year renewal options remaining.

(6)	Burlington Coat Factory has four, 5-year renewal options remaining.

(7)	Hobby Lobby has three, 5-year renewal options remaining.

(8)	Best Buy has three, 5-year renewal options remaining.

(9)	Bed Bath & Beyond has three, 5-year renewal options remaining.

(10)	Ross Dress For Less has four, 5-year renewal options remaining.

(11)	An affiliate of the borrowers is currently Chief Executive Officer and Chairman of the Board of DSW Shoe Warehouse. DSW Shoe Warehouse has three, 5-year renewal options remaining.

(12)	Michael’s has four, 5-year renewal options remaining.

(13)	Office Depot has two, 5-year renewal options remaining.

(14)	Petco has two, 5-year renewal options remaining.

(15)	Shoe Carnival has two, 5-year renewal options remaining.

(16)	Guitar Center Stores, Inc. has one, 5-year renewal option remaining.

(17)	Ulta Beauty has two, 5-year renewal options remaining.

(18)	Remaining Tenants Sales PSF represents Justice Stores, LLC sales.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1939-3101 East 80th Avenue Merrillville, IN 46410	Collateral Asset Summary – Loan No. 3 Crossings at Hobart	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,823,320 61.8% 1.40x 10.1%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	5,714	0.7%	5,714	0.7%	$6.29	0.5%	0.5%
2017	4	12,800	1.7%	18,514	2.4%	$26.78	4.9%	5.5%
2018	4	43,939	5.7%	62,453	8.1%	$14.48	9.2%	14.6%
2019	2	64,639	8.4%	127,092	16.5%	$7.81	7.3%	21.9%
2020	6	91,318	11.8%	218,410	28.3%	$11.66	15.3%	37.2%
2021	9	222,507	28.8%	440,917	57.1%	$10.48	33.6%	70.7%
2022	0	0	0.0%	440,917	57.1%	$0.00	0.0%	70.7%
2023	4	284,456	36.8%	725,373	93.9%	$5.41	22.1%	92.9%
2024	0	0	0.0%	725,373	93.9%	$0.00	0.0%	92.9%
2025	1	14,244	1.8%	739,617	95.8%	$8.07	1.7%	94.5%
2026	1	10,434	1.4%	750,051	97.1%	$27.95	4.2%	98.7%
2027	0	0	0.0%	750,051	97.1%	$0.00	0.0%	98.7%
Thereafter	1	4,245	0.5%	754,296	97.7%	$20.73	1.3%	100.0%
Vacant	NAP	18,087	2.3%	772,383	100.0%	NAP	NAP
Total / Wtd. Avg.	33	772,383	100.0%			$9.21	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)	Based on the underwritten rent roll dated January 3, 2017.

Walmart Supercenter (206,408 sq. ft.; 26.7% of NRA; 12.7% of U/W Base Rent). Walmart Supercenter, a subsidiary of Wal-Mart Stores, Inc. (NYSE: WMT) (rated AA/Aa2/AA by Fitch/Moody’s S&P) has been a tenant at the Crossings at Hobart Property since 1991 and has a current lease expiration of March 2023 with six, five-year and five, ten-year renewal options remaining. Walmart Supercenter is not required to report sales. Founded in 1962, Wal-Mart Stores, Inc. comprise three reportable business segments: the Wal-Mart U.S. segment; the Wal-Mart International segment; and the Sam’s Club segment. Currently, Wal-Mart’s U.S. segment is the largest segment of the company, accounting for approximately 64% of its fiscal 2017 net sales, and operates retail stores in various formats in all 50 states and Puerto Rico, as well as its online retail operations, walmart.com.

Burlington Coat Factory (102,788 sq. ft.; 13.3% of NRA; 9.5% of U/W Base Rent). Burlington Coat Factory, a subsidiary of Burlington Stores, Inc. (NYSE: BURL) (rated NR/NR/BB by Fitch/Moody’s/S&P) has been a tenant at the Crossings at Hobart Property since 2010 and has a current lease expiration of January 2021 with four, five-year renewal options remaining. Burlington Coat Factory reported 2015 sales of $82 per sq. ft., which is below the Burlington Coat Factory national average of $114 per sq. ft. Burlington Stores, Inc. was founded in 1972 and offers a selection of women’s apparel, menswear, youth apparel, baby apparel, footwear, accessories, home goods and coats. Burlington Stores, Inc. operates retail stores in various formats in 45 states and Puerto Rico, as well as its online retail operations, burlingtoncoatfactory.com.

Hobby Lobby (60,000 sq. ft.; 7.8% of NRA; 9.3% of U/W Base Rent). Hobby Lobby has been a tenant at the Crossings at Hobart Property since 1999 and has a current lease expiration of August 2019 with three, five-year renewal options remaining. Hobby Lobby is not required to report sales. The company is based in Oklahoma City, Oklahoma, employing approximately 32,000 employees and operating more than 750 stores in 47 states.

Value City Furniture (48,230 sq. ft.; 6.2% of NRA; 3.6% of U/W Base Rent). Value City Furniture has been a tenant at the Crossings at Hobart Property since 1994 and has a current lease expiration of January 2020 with no renewal options remaining. Value City Furniture reported 2015 sales of $177 per sq. ft. Founded in 1948, Value City Furniture specializes in the design, manufacture, and sale of furniture for living rooms, bedrooms, dining rooms and more.

Best Buy (44,997 sq. ft.; 5.8% of NRA; 6.1% of U/W Base Rent). Best Buy (NYSE: BBY) (rated BBB-/Baa1/BBB- by Fitch/Moody’s/S&P) has been a tenant at the Crossings at Hobart Property since 1997 and has a current lease expiration date of January 2023 with three, five-year renewal options remaining. Best Buy is not required to report sales. Best Buy was incorporated in Minnesota in 1966 and is a provider of technology products, services, and solutions. The company’s operations comprise two business segments: Domestic and International.

Environmental Matters. The Phase I environmental report dated February 2, 2017 recommended no further action at the Crossings at Hobart Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1939-3101 East 80th Avenue Merrillville, IN 46410	Collateral Asset Summary – Loan No. 3 Crossings at Hobart	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,823,320 61.8% 1.40x 10.1%

The Market. The Crossings at Hobart Property is located in Merrillville, Indiana within the Chicago-Naperville-Arlington Heights metropolitan statistical area (“MSA”) in Lake County approximately 45 miles southeast of the Chicago central business district. With a gross metro product of $444.3 billion, the Chicago MSA is a major Great Lakes port and is considered the commercial, financial, industrial, and cultural center of the Midwest. The Chicago region benefits from a diverse economy and some of the top employers, including Advocate Health Care System, University of Chicago, JPMorgan Chase & Co., Northwestern Memorial Healthcare and Walgreen Co. The area is primarily served by the Chicago Midway International Airport (48.0 miles northwest) and Chicago O’Hare International Airport (64.2 miles northwest).

The Crossings at Hobart Property is located along the northern side of US Highway 30 (81st Street) approximately one-half mile east of Interstate 65. The immediate neighborhood consists of a mix of commercial and residential development. The primary land uses within the neighborhood include retail developments and supporting residential. The Crossings at Hobart Property is one mile east of the 1.5 million sq. ft. Southlake Mall, the only super-regional mall in Northwest Indiana. The Crossings at Hobart Property is situated at the eastern fringe of Northwest Indiana’s dominant retail corridor representing 3.5 million sq. ft. of retail space on Lincoln Highway (US 30) west of the I-65 interchange. This corridor is referred to as the Mecca Mile, which is anchored by the 1.5 million square foot Southlake Mall, anchored by Macy’s, Sears, JCPenney and Carson Pirie Scott. Southlake Mall is a two-level, enclosed, regional mall with over 160 retailers including Sears, Dick’s Sporting Goods, JCPenney and Macy’s.

According to the appraisal, the 2016 population within a one-, three-, and five-mile radius of the Crossings at Hobart Property was 2,556, 16,738 and 85,391, respectively, and the average household income within the same radii was $59,448, $61,058 and $64,540, respectively.

According to the appraisal, the Crossings at Hobart Property is located within the Chicago MSA retail market, which had an existing inventory of 533.6 million sq. ft. of retail space as of the third quarter of 2016. The Chicago MSA retail market had an overall vacancy of 7.3% as of the third quarter of 2016, with an average rental rate of $15.77 per square foot.

According to the appraisal, the Crossings at Hobart Property is located in the Indiana retail submarket, which had approximately 42.1 million sq. ft. of retail space as of the third quarter 2016. The Indiana retail submarket had an overall vacancy rate of 5.2% as of the third quarter of 2016, with an average rental rate of $12.16 per sq. ft.

Crossings at Hobart Competitive Set(1)
Name	Crossings at Hobart Property	Crossroads Shopping Center	Highland Grove	Merrillville Crossings	Merrillville Plaza	Big Lots Center

Competition	NAP	Primary	Primary	Primary	Primary	Secondary
Distance from Subject	NAP	9.1 miles	11.4 miles	0.5 miles	0.5 miles	0.7 miles
City, State	Merrillville, IN	Schererville, IN	Highland, IN	Merrillville, IN	Merrillville, IN	Hobart, IN
Property Type	Anchored Retail	Retail	Retail	Retail	Retail	Retail
Year Built / Renovated	1988, 1990-2009 / 2014-2016	1991 / NAP	1996 / NAP	2001 / NAP	1972 / 2013	1977 / 2017
Total Occupancy	97.7%(2)	96.0%	99.0%	100.0%	97.0%	70.0%
Anchor Size (Sq. Ft.)	601,132(2)	203,226	NAV	290,199	142,864	59,048
Total Size (Sq. Ft.)	772,383(2)	266,691	453,360	342,420	328,249	84,048
Anchor Tenants	Walmart Supercenter, Burlington Coat Factory, Hobby Lobby, Value City Furniture, Best Buy, Bed Bath & Beyond, Ross Dress for Less, DSW Shoe Warehouse, Michael’s, Office Depot(2)	Walmart, Strack, Van Til, Dress Barn	Dick’s, Best Buy, Kohl’s	Costco, Lowe’s, Bob’s Discount Furniture	TJ Maxx, Toys R Us, Art Van Furniture	Planet Fitness, Big Lots, Comcast
(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated January 3, 2017.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1939-3101 East 80th Avenue Merrillville, IN 46410	Collateral Asset Summary – Loan No. 3 Crossings at Hobart	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,823,320 61.8% 1.40x 10.1%

Cash Flow Analysis.

Cash Flow Analysis
	2013	2014	2015	2016	U/W	U/W PSF
Base Rent(1)	$6,832,295	$6,763,230	$6,749,415	$6,863,734	$6,948,695	$9.00
Value of Vacant Space	0	0	0	0	238,157	0.31
Gross Potential Rent	$6,832,295	$6,763,230	$6,749,415	$6,863,734	$7,186,852	$9.30
Total Recoveries	2,604,164	2,583,500	2,419,586	2,527,556	2,500,463	3.24
Other Income	0	0	0	0	0	0.00
Less: Vacancy(2)	33,458	(570)	(20,651)	0	(484,366)	(0.63)
Effective Gross Income	$9,469,917	$9,346,160	$9,148,350	$9,391,290	$9,202,949	$11.92
Total Operating Expenses	3,597,009	4,053,251	3,671,439	3,537,352	3,466,333	4.49
Net Operating Income	$5,872,907	$5,292,909	$5,476,911	$5,853,938	$5,736,616	$7.42
TI/LC	0	0	0	0	386,192	0.50
Capital Expenditures	0	0	0	0	110,724	0.14
Net Cash Flow	$5,872,907	$5,292,909	$5,476,911	$5,853,938	$5,239,701	$6.78
(1)	U/W Base Rent is based on in-place rent as of January 3, 2017.

(2)	U/W Vacancy is based on an economic vacancy of 5.0%, which is in-line with the appraiser’s conclusion.

Property Management. The Crossings at Hobart Property is self-managed.

Lockbox / Cash Management. The Crossings at Hobart Whole Loan is structured with a springing hard lockbox and springing cash management. In-place cash management is required upon a Cash Management Trigger Event.

A “Cash Management Trigger Event” will be in effect (i) upon the occurrence of a monetary event of default until cured or waived; (ii) upon the occurrence of a bankruptcy action of the borrowers or the guarantor until in the case of an involuntary proceeding, when such bankruptcy petition has been discharged, stayed, or dismissed within 120 days for borrowers and guarantor and certain other conditions have been satisfied; (iii) upon a Critical Tenant Trigger Event until the date on which borrower has deposited $2,064,080 (“Critical Tenant Required Deposit”) into a critical tenant reserve or a Critical Tenant Re-tenanting Event has occurred; or (iv) only after the occurrence of a “Sponsor Transfer Trigger Event,” commencing on the date the debt service coverage ratio based on the trailing 12-month period immediately preceding the date of such determination is less than 1.10x until the debt service coverage ratio is greater than 1.10x for two consecutive quarters, among other conditions. A Cash Management Trigger Event may not be cured during the last 12 months of the Crossings at Hobart Loan and may only be cured two times during the term of the Crossings at Hobart Loan.

A “Sponsor Transfer Trigger Event” will occur upon the failure of the Schottenstein family members to directly or indirectly own a 51% or greater interest in the borrowers and control the borrowers.

A “Critical Tenant Trigger Event” occurs (i) upon the failure of Walmart Supercenter (“Critical Tenant”) to notify borrowers of its election to renew its lease on or prior to October 2, 2022, provided that such Critical Tenant Trigger Event will be deemed not to have occurred until ten (10) business days after the later to occur of (a) any of the events in clause (i) and (b) lender’s written notice to borrowers requiring the Critical Tenant Required Deposit. A cure of a Critical Tenant Trigger Event (a “Critical Tenant Trigger Event Cure”) will occur when lender has received an estoppel certificate in form and substance reasonably acceptable to the lender from borrowers or tenant that (i) the lease with the Critical Tenant lease has been renewed or extended; or (ii) a Critical Tenant Re-tenanting Event has occurred; provided further that in each case, a Critical Tenant Trigger Event Cure is subject to the condition that the borrowers have paid all of lender’s reasonable costs and expenses incurred in connection with such Critical Tenant Trigger Event Cure (including reasonable attorneys’ fees and expenses).

A “Critical Tenant Re-tenanting Event” will occur on the date each of the following conditions have been satisfied: (i) the Critical Tenant space has been 75% leased to one or more replacement tenants with a collective base rent of at least $675,000; (ii) at least 75% of the replacement tenants are conducting normal business operations in the Critical Tenant space; (iii) all tenant improvement costs, leasing commissions and other material costs and expenses relating to the re-letting of the space have been paid in full; and (iv) the replacement tenant(s) leases have been delivered to the lender.

Initial Reserves. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1939-3101 East 80th Avenue Merrillville, IN 46410	Collateral Asset Summary – Loan No. 3 Crossings at Hobart	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,823,320 61.8% 1.40x 10.1%

Ongoing Reserves. Upon the occurrence of an Operating Reserve Trigger Event, on each monthly payment date, the borrowers are required to deposit an amount equal to (i) 1/12 of the estimated annual real estate taxes, which currently equates to $166,321, into a tax reserve account and (ii) 1/12 of the annual insurance premiums, which currently equates to $6,534, into an insurance reserve account.

In addition, upon the occurrence of a Critical Tenant Trigger Event, the borrowers are required to deposit the Critical Tenant Required Deposit for capital expenditures, tenant improvements, leasing commissions and operating expenses into the Critical Tenant cash reserve accounts. Notwithstanding the foregoing, in lieu of making a Critical Tenant Required Deposit the borrowers may deliver to lender an acceptable letter of credit in the amount of $2,064,080, and to the extent there are capital expenditures, tenant improvement, leasing commission or operating shortfalls related to the Critical Tenant (as described in the loan documents), the borrowers may draw from the letter of credit in an amount equal to the required amounts and deposit the proceeds of the draw into the critical tenant account. In the event the Critical Tenant Trigger Event has been cured and no other Critical Tenant Trigger Event exists, as long as there are no unpaid tenant improvements and leasing commissions related to the Critical Tenant space, the Crossings at Hobart Loan documents require lender to return the letter of credit to the borrowers.

An “Operating Reserve Trigger Event” will occur upon (i) borrowers’ failure to timely pay real estate taxes and such failure continues for a period of 10 days following notice to the borrower and will end upon lender’s receipt of evidence that all real estate taxes have been paid; (ii) borrowers’ failure to timely pay insurance premiums which continues for 10 days following notice to borrower and will end upon lender’s receipt of evidence of all insurance premiums have been paid along with evidence of insurance certificates; or (iii) a Cash Management Trigger Event and will end upon cure of the Cash Management Trigger Event and no other Cash Management Trigger Event is in existence. A cure of an Operating Reserve Trigger Event will occur no more than four times during the term of the Crossings at Hobart Loan.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1939-3101 East 80th Avenue Merrillville, IN 46410	Collateral Asset Summary – Loan No. 3 Crossings at Hobart	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,823,320 61.8% 1.40x 10.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1939-3101 East 80th Avenue Merrillville, IN 46410	Collateral Asset Summary – Loan No. 3 Crossings at Hobart	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,823,320 61.8% 1.40x 10.1%

80
65
80
South Gleason Park Golf Course
Old Village Shopping Center
Liverpool
W RIDGE RD
Hobart
CLEVELAND ST
BROADWAY
55
GRAND BLVD
Crossroad Plaza
Hidden Lake Park
Innsbrook Country Club
51
65
Crossings at Hobart
1939-3101 East 80th Avenue
Merrillville, IN 46410
LINCOLN HWY
Merrillville
Ainsworth
Liberty Square Shopping Center
Merrillville Plaza
Pine Island Plaza Shopping Center
30
Rose Plaza
E 80TH AVE
30
Hyles-Anderson College
Southlake Mall
Deep River Waterpark
TAFT ST
S COLORADO ST
Schererville
Methodist Hospital
Merrill Point Shopping Center
Winfield
55
Pinnacle Hospital
53
Summertree Golf Club
Crown Point
W 109TH AVE
231
HISTORIC DOWNTOWN
65
Lake Michigan
Chicago
ORD
MDW
IL
IN
Evanston
Oak Park
Schaumburg
Naperville
Aurora
Elgin
Joliet
Gary
Hobart
Merrillville

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various New York, NY	Collateral Asset Summary – Loan No. 4 Yeshiva University Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 40.5% 1.97x 12.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various New York, NY	Collateral Asset Summary – Loan No. 4 Yeshiva University Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 40.5% 1.97x 12.9%

Mortgage Loan Information
Loan Seller(1):	CCRE
Loan Purpose:	Refinance
Borrower Sponsor:	Yeshiva University
Borrower:	Y Properties Holdings, LLC
Original Balance(2):	$35,000,000
Cut-off Date Balance(2):	$35,000,000
% by Initial UPB:	5.4%
Interest Rate(3):	4.3240%
Payment Date:	6th of each month
First Payment Date:	June 6, 2017
Final Maturity Date(3):	May 6, 2032
Anticipated Repayment Date(3):	May 6, 2027
Amortization(3):	Interest Only for the first 48 months; 360 months thereafter, ARD
Additional Debt(2):	$105,000,000 Pari Passu Debt
Call Protection(4)(5):	L(25), D(94), O(1)
Lockbox / Cash Management:	Hard / In Place

Reserves(6)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement(7):	$0	$19,402
Immediate Repairs:	$275,625	NAP

Financial Information(8)
Cut-off Date Balance / Sq. Ft.:	$201
Balloon Balance / Sq. Ft.:	$179
Cut-off Date LTV(9):	40.5%
Balloon LTV(10):	36.1%
Underwritten NOI DSCR(11):	2.16x
Underwritten NCF DSCR(11):	1.97x
Underwritten NOI Debt Yield:	12.9%
Underwritten NCF Debt Yield:	11.7%
Underwritten NOI Debt Yield at Balloon(10):	14.4%
Underwritten NCF Debt Yield at Balloon(10):	13.1%
Property Information
Single Asset / Portfolio:	Portfolio of five properties
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	Various / NAV
Total Sq. Ft.:	696,371
Property Management:	Self-managed
Underwritten NOI:	$18,026,336
Underwritten NCF:	$16,400,766
Appraised Value(9):	$346,000,000
Appraisal Date:	February 6, 2017

Historical NOI(12)
Most Recent NOI:	NAP
2016 NOI:	NAP
2015 NOI:	NAP
2014 NOI:	NAP

Historical Occupancy(12)
Most Recent Occupancy:	100.0% (May 6, 2017)
2016 Occupancy:	100.0% (December 31, 2016)
2015 Occupancy:	100.0% (December 31, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
(1)	Prior to the date hereof, CCRE purchased the Yeshiva University Loan from one of the originators.
(2)	The Yeshiva University Portfolio Whole Loan is evidenced by four pari passu notes in the aggregate original principal amount of $140.0 million. The non-controlling Note A-4 with an original principal balance of $35.0 million will be included in the CFCRE 2017-C8 mortgage trust. The related companion loans have an aggregate original principal balance of $105.0 million and are evidenced by one controlling note and two non-controlling notes. For additional information on the pari passu companion loans, see “The Loan” below.
(3)	Prior to the Anticipated Repayment Date (“ARD”), the Yeshiva University Portfolio Loan accrues interest at a fixed rate of 4.3240%. In the event that the Yeshiva University Portfolio Whole Loan is not repaid in full by the ARD, from and after the ARD, the Yeshiva University Portfolio Loan accrues interest at a fixed rate equal to the greater of (i) 8.3240% and (ii) the then 10-year U.S. Treasury yield on the ARD plus 4.0000%. See “The Loan” below. References in this termsheet to “maturity” and “maturity date” refer to the ARD unless otherwise specified.
(4)	The lockout period will be at least 25 payment dates beginning with and including the first payment date of June 6, 2017. Defeasance in whole or in part is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) April 21, 2021. The assumed lockout period of 25 payments is based on the expected CFCRE 2017-C8 securitization closing date in June 2017. The actual lockout period may be longer.
(5)	Partial release of the Amsterdam Avenue Properties is permitted. See “Partial Release” below.
(6)	See “Initial Reserves” and “Ongoing Reserves” below.
(7)	The monthly replacement reserve is a tenant obligation under the Yeshiva University Lease, but the reserve is held with the lender, subject to the tenant’s rights under the Yeshiva University Lease.
(8)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the Yeshiva University Portfolio Whole Loan.
(9)	The appraiser assigned a hypothetical “dark value” of $189.1 million. The Cut-off Date LTV based on the hypothetical “dark value” is approximately 74.0%.
(10)	Balloon LTV and Underwritten NOI Debt Yield at Balloon and Underwritten NCF Debt Yield at Balloon are calculated as of the ARD.
(11)	Based on the amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.94x and 2.67x, respectively.
(12)	At loan origination, Yeshiva University executed a twenty-year, triple-net unitary lease (the “Yeshiva University Lease”) covering all of the Yeshiva University Portfolio Properties that expires in April 2037. The Yeshiva University Portfolio Properties are owned and occupied by Yeshiva University. As such, Historical NOI is not applicable.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various New York, NY	Collateral Asset Summary – Loan No. 4 Yeshiva University Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 40.5% 1.97x 12.9%

Portfolio Summary
Property	Location	Year Built	Sq. Ft.	Allocated Loan Amount ($)(1)	Allocated Loan Amount (%)	Appraised Value(2)	Occupancy(3)
2495 Amsterdam Avenue	New York, NY	1969	295,694	$53,233,892	38.0%	$108,000,000	100.0%
2520 Amsterdam Avenue	New York, NY	1967	163,321	$28,290,790	20.2%	$60,000,000	100.0%
215 Lexington Avenue	New York, NY	1962	111,270	$29,403,314	21.0%	$78,700,000	100.0%
245 Lexington Avenue	New York, NY	1969	87,927	$21,594,527	15.4%	$56,300,000	100.0%
253 Lexington Avenue	New York, NY	1911	38,159	$7,477,477	5.3%	$43,000,000(4)	100.0%
Total / Wtd. Avg.			696,371	$140,000,000	100.0%	$346,000,000	100.0%

(1)	Based on the Yeshiva University Portfolio Whole Loan.
(2)	The appraiser assigned a hypothetical “dark value” of $189.1 million. The Cut-off Date LTV based on the hypothetical “dark value” is approximately 74.0%.
(3)	Occupancy based on the underwritten rent roll dated May 6, 2017.
(4)	The appraiser concluded an “As Is” value for the 253 Lexington Avenue property, which represents the land value less demolition costs.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area(1)	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration

Yeshiva University	NR/B3/NR	696,371	100.0%	$27.42	100.0%	4/30/2037
Total Occupied Collateral		696,371	100.0%	$27.42	100.0%
Vacant		0	0.0%
Total		696,371	100.0%

(1)	The Yeshiva University Portfolio Properties are currently 100.0% occupied by Yeshiva University as of May 6, 2017 pursuant to the Yeshiva University Lease.
(2)	U/W Base Rent PSF represents Yeshiva University’s current annual triple-net rent of $27.42 PSF. Per the terms of the Yeshiva University Lease, base rent will increase by 5.0% effective May 1, 2027 and increase by 5.0% every five years thereafter. The Yeshiva University Lease is structured with no renewal options and no termination options (other than in connection with certain casualty and condemnation events).

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(1)	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2025	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2026	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2027	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
Thereafter	1	696,371	100.0%	696,371	100.0%	$27.42	100.0%	100.0%
Vacant	NAP	0	0.0%	696,371	100.0%	NAP	NAP
Total / Wtd. Avg.	1	696,371	100.0%			$27.42	100.0%

(1)	U/W Base Rent PSF represents Yeshiva University’s current annual triple-net rent of $27.42 PSF. Per the terms of the Yeshiva University Lease, base rent will increase by 5.0% effective May 1, 2027 and increase by 5.0% every five years thereafter. The Yeshiva University Lease is structured with no renewal options and no termination options (other than in connection with certain casualty and condemnation events).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various New York, NY	Collateral Asset Summary – Loan No. 4 Yeshiva University Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 40.5% 1.97x 12.9%

The Loan. The Yeshiva University Portfolio loan (the “Yeshiva University Portfolio Loan”) is a fixed-rate loan with an original and Cut-off Date principal balance of $35.0 million secured by the borrower’s fee simple interest in a portfolio of five CBD office buildings totaling 696,371 sq. ft. located in New York, New York (the “Yeshiva University Portfolio Properties” and each a “Property”). The Yeshiva University Portfolio Loan represents the non-controlling Note A-4 of a whole loan with an aggregate original and cut-off date principal balance of $140.0 million (the “Yeshiva University Portfolio Whole Loan”) that was co-originated by Argentic Real Estate Finance LLC (“Argentic”) and Citi Real Estate Funding Inc. (“CREFI”) hereof. CCRE purchased the Yeshiva University Portfolio Loan from CREFI prior to the date hereof. The Yeshiva University Portfolio Whole Loan is evidenced by four pari passu notes, the controlling Note A-1, with an original principal balance of $45.0 million, the non-controlling Note A-2, with an original principal balance of $45.0 million, the non-controlling Note A-3, with an original principal balance of $15.0 million (collectively, the “Yeshiva University Portfolio Companion Loans”) and the non-controlling Note A-4, which will be included in the CFCRE 2017-C8 mortgage trust. The Yeshiva University Portfolio Companion Loans are currently held by the note holders listed in the “Whole Loan Summary” chart below and it is anticipated that the Yeshiva University Portfolio Companion Loans will be transferred to one or more future securitizations.

The Yeshiva University Portfolio Loan has an ARD of May 6, 2027 and a stated maturity date of May 6, 2032. Prior to the ARD, the Yeshiva University Portfolio Loan has a 10-year term and amortizes based on a 30-year schedule after an initial 48-month interest-only period. The Yeshiva University Portfolio Loan accrues interest at a fixed rate equal to 4.3240% per annum and has a cut-off date balance of $35.0 million. In the event the Yeshiva University Portfolio Whole Loan is not paid in full on or before the ARD, the Yeshiva University Portfolio Loan interest rate will increase to a fixed rate per annum equal to the greater of (i) 8.3240% and (ii) the then 10-year U.S. treasury yield on the ARD plus 4.0000%.

The relationship between the holders of the Yeshiva University Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–Yeshiva University Portfolio Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$45,000,000	$45,000,000	Argentic	Yes
Note A-2	$45,000,000	$45,000,000	Argentic	No
Note A-3	$15,000,000	$15,000,000	CREFI	No
Note A-4	$35,000,000	$35,000,000	CFCRE 2017-C8	No
Total	$140,000,000	$140,000,000

Loan proceeds from the Yeshiva University Portfolio Whole Loan were used to retire existing debt of approximately $136.1 million, fund upfront reserves, pay approximately $2.6 million of closing costs and return approximately $1.0 million of equity to the borrower sponsor. Based on the “As-Is” appraised value of $346.0 million as of February 6, 2017 the cut-off Date LTV ratio is 40.5%. In addition, the appraiser concluded a hypothetical “dark value” of $189.1 million as of February 6, 2017. The most recent financing of the Yeshiva University Portfolio Properties was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$140,000,000	100.0%	Loan Payoff	$136,146,875	97.2%
			Closing Costs	$2,623,001	1.9%
			Return of Equity	$954,499	0.7%
			Reserves	$275,625	0.2%
Total Sources	$140,000,000	100.0%	Total Uses	$140,000,000	100.0%

The Borrower / Borrower Sponsor.  The borrower, Y Properties Holdings, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower and non-recourse carve-out guarantor is Yeshiva University, which is the sole tenant at the Yeshiva University Portfolio Properties. See “—The Property and Tenant” below for additional information.

The Property and Tenant. The Yeshiva University Portfolio Properties consist of five office buildings totaling 696,371 sq. ft., all of which are located in New York, New York. The Yeshiva University Portfolio Properties are 100.0% occupied as of May 6, 2017 by Yeshiva University and are used for classroom, laboratory, library, administrative, faculty office, gymnasium and cafeteria space.

2495 Amsterdam Avenue Property (42.5% of Portfolio NRA)

Built in 1969, the 2495 Amsterdam Avenue Property is a 295,694 sq. ft., 18-story office building located on Amsterdam Avenue at West 184th Street in the Washington Heights area of Northern Manhattan. Also known as Belfer Hall, the 2495 Amsterdam Avenue Property is one of two buildings located in the Wilf Campus, which is home to the men’s campus of Yeshiva University, Yeshiva College and the Sy

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various New York, NY	Collateral Asset Summary – Loan No. 4 Yeshiva University Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 40.5% 1.97x 12.9%

Syms School of Business (men’s division), among other things. The building is utilized as classrooms, labs, common areas, the office of the Yeshiva University president, and administrative and faculty offices.

2520 Amsterdam Property (23.5% of Portfolio NRA)

Built in 1967 and most recently renovated in 2016, the 2520 Amsterdam Property is a 163,321 sq. ft., 6-story office building located on Amsterdam Avenue between West 185th and 186th Streets in the Washington Heights area of Northern Manhattan. The building is utilized as the Mendel Gottesman Library on floors one through five.

215 Lexington Avenue Property (16.0% of Portfolio NRA)

Built in 1962, the 215 Lexington Avenue Property is an 111,270 sq. ft., 8-story commercial condominium unit situated within a 21-story office building that contains one additional condominium unit that is not collateral for the Yeshiva University Portfolio Loan. The condominium association board is controlled by the borrower sponsor with 63.3% interest. The 215 Lexington Avenue Property is located on the southeast corner of East 33rd Street and Lexington Avenue in Midtown Manhattan. The property is located in the Israel Henry Beren Campus of Yeshiva University, which is home to the Stern College for Women and Sy Syms School of Business (women’s division). The building is utilized as classrooms, offices, common areas and cafeteria.

245 Lexington Avenue Property (12.6% of Portfolio NRA)

Built in 1969, the 245 Lexington Avenue Property is an 87,927 sq. ft., 12-story school building located on Lexington Avenue between East 34th and 35th Streets in Midtown Manhattan. The building is utilized as classroom and office space, but also contains a cafeteria, library and gymnasium. The 245 Lexington Avenue Property is also interconnected with the 253 Lexington Avenue Property by way of walkways located on the second, third and fifth floors as well as the basement.

253 Lexington Avenue Property (5.5% of Portfolio NRA)

Built in 1911, the 253 Lexington Avenue Property is a 38,159 sq. ft., 5-story school building located on the southeast corner of East 35th Street and Lexington Avenue in Midtown Manhattan. The building has classroom and lab space, as well as an auditorium and office space. The 253 Lexington Avenue Property is also interconnected with the 245 Lexington Avenue Property by way of walkways located on the second, third and fourth floors as well as the basement.

As of May 6, 2017, the Yeshiva University Portfolio Properties are 100.0% leased under the Yeshiva University Lease. Yeshiva University is a private Jewish university founded in 1886 with approximately 3,000 undergraduate and 3,500 graduate students across four campuses. The university is divided into three undergraduate colleges: Yeshiva College, the Stern College for Women and the Sy Syms School of Business.

In addition to its undergraduate programs, the school includes the Albert Einstein College of Medicine (a joint entity between Montefiore Medical Center and Yeshiva University), the Benjamin N. Cardozo School of Law and the Wurzweiler School of Social Work. In 2016, Yeshiva University reported an endowment of approximately $632.9 million.

In April 2017, Yeshiva University executed the Yeshiva University Lease, a twenty-year, triple-net lease that expires on April 30, 2037. Per the terms of the Yeshiva University Lease, base rent is $27.42 per sq. ft., base rent will increase by 5.0% effective May 1, 2027 and will increase by an additional 5.0% every five years thereafter. The Yeshiva University Lease is structured with no renewal options and no termination options (other than in connection with certain casualty and condemnation events).

Environmental Matters. The Phase I environmental reports, dated February 7, 2017, recommended the implementation of asbestos operations and maintenance plans at the Yeshiva University Portfolio Properties, which are currently in place.

The Market. The Yeshiva University Portfolio Properties are comprised of five office properties located in New York, New York.

The Amsterdam Avenue Properties (65.9% of Portfolio NRA)

The Amsterdam Avenue properties consist of the 2495 Amsterdam Avenue Property and the 2520 Amsterdam Avenue Property (collectively, the “Amsterdam Avenue Properties”). The Amsterdam Avenue Properties are located in the Washington Heights neighborhood of Northern Manhattan. Washington Heights is bounded to the south by 155th Street and to the north by Fairview Avenue and extends from the Harlem River on the east to the Hudson River on the west. The Amsterdam Avenue Properties are located within the main campus of Yeshiva University, which is comprised of the area between Audubon Avenue and Laurel Hill Terrace between 181st and 187th Streets. In addition to school buildings, there are various apartment buildings owned by Yeshiva University in the immediate area. This has brought an influx of young, Jewish residents into the area, many of whom are affiliated with Yeshiva University. Primary access is provided by all major avenues, including Broadway, Henry Hudson Parkway and the Harlem River Drive as well as public transportation via the 1/A subway lines and M101/M3 bus service. According to the appraisal, the 2016 population and median household income within the 10033 zip code were 57,011 and $36,820, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various New York, NY	Collateral Asset Summary – Loan No. 4 Yeshiva University Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 40.5% 1.97x 12.9%

As of the fourth quarter of 2016, the average asking rent and vacancy rate for office properties in the Northern Manhattan/Harlem office submarket were $35.04 per sq. ft. and 5.2%, respectively.

The Lexington Avenue Properties (34.1% of Portfolio NRA)

The Lexington Avenue properties consist of the 215 Lexington Avenue Property, the 245 Lexington Avenue Property and the 253 Lexington Avenue Property (collectively, the “Lexington Avenue Properties”). The Lexington Avenue Properties are located in in the northern area of the Park Avenue South submarket of Manhattan and the immediate area surrounding the Lexington Avenue Properties is primarily a mixture of commercial and residential development. The Lexington Avenue Properties have direct access to the 6/B/D/F/M/N/Q/R subway lines. Additionally, Penn Station and Grand Central Terminal are located nearby, providing access to commuters from New Jersey, Long Island, Westchester and Putnam Counties and Western Connecticut. According to the appraisal, the 2016 population and median household income within the 10016 zip code were 57,766 and $99,589, respectively.

As of the fourth quarter of 2016, the average asking rent and vacancy rate for office properties in the Park Avenue South/Madison Square office submarket were $66.33 per sq. ft. and 6.2%, respectively.

The below chart summarizes the appraiser’s market rent and occupancy conclusions for each Property.

Portfolio Summary
Property	Submarket	Appraiser’s Concluded Occupancy	In-Place Occupancy	Appraiser’s Concluded Gross Rent PSF	U/W Gross Rent PSF(1)
2495 Amsterdam Avenue	Northern Manhattan / Harlem	95.0%	100.0%	$40.00	$24.94
2520 Amsterdam Avenue	Northern Manhattan / Harlem	95.0%	100.0%	$38.00	$24.05
215 Lexington Avenue	Park Avenue South / Madison Square	96.0%	100.0%	$55.00	$34.59
245 Lexington Avenue	Park Avenue South / Madison Square	96.0%	100.0%	$50.00	$32.90
253 Lexington Avenue	Park Avenue South / Madison Square	96.0%	100.0%	$46.00	$27.49
Total / Wtd. Avg.		95.3%	100.0%	$43.52	$27.42
(1)	In April 2017, Yeshiva University executed a twenty-year, triple-net lease that expires on April 30, 2037. Per the terms of its lease, base rent is $27.42 per sq. ft. Base rent will increase by 5.0% effective May 1, 2027 and increase by 5.0% every five years thereafter.

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent(1)	$19,094,070	$27.42
Value of Vacant Space	0	0.00
Gross Potential Rent	$19,094,070	$27.42
Total Recoveries	0	0.00
Other Income	0	0.00
Less: Vacancy(2)	(1,067,734)	(2.50)
Effective Gross Income	$18,026,336	$25.89
Total Operating Expenses	0	0.00
Net Operating Income	$18,026,336	$25.89
TI/LC	1,392,742	2.00
Capital Expenditures	232,828	0.33
Net Cash Flow	$16,400,766	$23.55
(1)	U/W Base Rent PSF represents Yeshiva University’s current annual rent of $27.42 PSF. Per the terms of its lease, base rent will increase by 5.0% effective May 1, 2027 and increase by 5.0% every five years thereafter. The lease is structured with no renewal options and no termination options (other than in connection with certain casualty and condemnation events).
(2)	U/W Vacancy represents 5.6% of Gross Potential Rent, which represents a 6.0% vacancy on the Amsterdam Avenue Properties and a 5.0% vacancy on the Lexington Avenue Properties. The Yeshiva University Portfolio Properties are currently 100.0% occupied as of May 6, 2017 by Yeshiva University.

Property Management.    The Yeshiva University Portfolio Properties are self-managed.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various New York, NY	Collateral Asset Summary – Loan No. 4 Yeshiva University Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 40.5% 1.97x 12.9%

Lockbox / Cash Management.    The Yeshiva University Portfolio Loan is structured with a hard lockbox and in place cash management. Yeshiva University has been instructed to deposit all rents into the lockbox account controlled by the lender that was established at origination. Unless a Cash Trap Period has occurred, all amounts of excess cash in the lockbox, after payment of debt service and required reserves, will be swept into the borrower’s account. An excess cash flow sweep will be required during a Cash Trap Period.

A “Cash Trap Period” will occur upon (i) the occurrence and continuance of any event of default until cured, (ii) the occurrence and continuance of any event of default by Yeshiva University under the Yeshiva University Lease until cured, (iii) the occurrence of a bankruptcy proceeding of Yeshiva University until such bankruptcy action is dismissed or the lender has assumed, affirmed or assigned the Yeshiva University Lease, (iv) a default by Yeshiva University under the Yeshiva University Lease of any obligation thereunder to a third party that is for an amount equal to or greater than $15,000,000 until cured and/or subject to the caps described below, (v) the Yeshiva University Lease “goes dark” in 25.0% or more of its space until Yeshiva University occupies 75.0% or more of the space or (vi) the occurrence of the ARD.

In the event that a Cash Trap Period is triggered by clauses (iv) and/or (v) above, the cash flow sweep is subject to a monthly cap of $600,000 and an aggregate cap of $18,000,000.

Initial Reserves.    At origination, the borrower deposited $275,625 into an immediate repairs reserve, which represents 125.0% of the engineer’s estimate for immediate repairs.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit (i) 1/12 of the estimated annual real estate taxes, but such requirement is waived so long as the tax exemption is in effect for the Yeshiva University Portfolio Properties and (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $52,835 into an insurance reserve account, but such amount is waived so long as Yeshiva University pays the insurance premiums directly and the balance of the insurance account is equal to one-half of the annual insurance premiums. Pursuant to the Yeshiva University Lease, Yeshiva University, as tenant thereunder, is required to deposit $19,402 ($0.33 per sq. ft. annually) into a replacement reserve account that is held by lender but subject to the tenant’s rights under the Yeshiva University Lease.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None.

Partial Release.   At any time after the expiration of the lockout period, the borrower may obtain the release of one or both of the Amsterdam Avenue Properties in connection with a refinancing or a bona fide third party sale, subject to the satisfaction of certain conditions, including (i) the borrower partially defeases the Yeshiva University Portfolio Whole Loan in amount equal to 125.0% of the allocated loan amount of the applicable Amsterdam Avenue Property, (ii) after giving effect to such release, the net operating income debt yield is no less than the greater of (x) the debt yield immediately preceding such release and (y) 10.96% and (iii) the LTV of remaining Yeshiva University Portfolio Properties is no greater than 125.0%.

Upon release of the 2495 Amsterdam Avenue Property, the allocated maximum base rent reduction is (i) $7,375,149 ($24.94 per sq. ft.) per year prior to the ARD and (ii) $7,743,906 per year from and after the ARD.

Upon release of the 2520 Amsterdam Avenue Property, the allocated maximum base rent reduction is (i) $3,927,891($24.05 per sq. ft.) per year prior to the ARD and (ii) $4,124,286 per year from and after the ARD.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various New York, NY	Collateral Asset Summary – Loan No. 4 Yeshiva University Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 40.5% 1.97x 12.9%

Hudson River
HUDSON HEIGHTS
Bennett Park
WASHINGTON HEIGHTS
Yeshiva University
Fort Washington Park
Harlem River Park
Harlem River
Washington Bridge
J Hood Wright Park
Highbridge Park
Amsterdam Ave
Wadsworth Ave
Broadway
Harlem River Dr
W 181st
W 180th St
W 177th St
W 176th St
W 175th St
W 173rd St
W 181st St
W 182nd St
W 183rd St
W 184th St
W 185th St
W 186th St
W 187th St
W 188th St
W 189th St
W 190th St

MIDTOWN
MURRAY HILL
NOMAD
Empire State Building
Queens Midtown Tunnel
E 38th Street
E 37th Street
E 36th Street
E 35th Street
E 34th Street
E 33rd Street
E 32nd Street
E 31st Street
E 30th Street
Fifth Avenue
Madison Avenue
Park Avenue
Lexington Avenue
Third Avenue
Second Avenue
First Avenue
Kips Bay Towers
NY University Medical Hospital
Bellevue Hospital Center
Rivergate Apartments

Yeshiva University Portfolio

#	Property Name	Address	City/State	Zip Code
1	2495 Amsterdam Avenue	2495 Amsterdam Avenue	New York, NY	10033
2	2520 Amsterdam Avenue	2520 Amsterdam Avenue	New York, NY	10033
3	215 Lexington Avenue	215 Lexington Avenue	New York, NY	10016
4	245 Lexington Avenue	245 Lexington Avenue	New York, NY	10016
5	253 Lexington Avenue	253 Lexington Avenue	New York, NY	10016

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

380 Lafayette Street New York, NY 10003	Collateral Asset Summary – Loan No. 5 380 Lafayette Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 55.1% 1.73x 7.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

380 Lafayette Street New York, NY 10003	Collateral Asset Summary – Loan No. 5 380 Lafayette Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 55.1% 1.73x 7.4%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor(1):	Select Equity Group, L.P.
Borrower:	S.E.G. 380 Holdings, LLC
Original Balance:	$32,500,000
Cut-off Date Balance:	$32,500,000
% by Initial UPB:	5.0%
Interest Rate:	4.1500%
Payment Date:	6th of each month
First Payment Date:	June 6, 2017
Maturity Date:	May 6, 2027
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(25), D(89), O(6)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$206,904	$34,484
Insurance:	$77,690	$6,622
Replacement:	$0	$882
Common Charge:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$712
Balloon Balance / Sq. Ft.:	$712
Cut-off Date LTV(3):	55.1%
Balloon LTV(3):	55.1%
Underwritten NOI DSCR:	1.77x
Underwritten NCF DSCR:	1.73x
Underwritten NOI Debt Yield:	7.4%
Underwritten NCF Debt Yield:	7.3%
Underwritten NOI Debt Yield at Balloon:	7.4%
Underwritten NCF Debt Yield at Balloon:	7.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated(4):	1888 / 1988, 2012, 2016
Total Sq. Ft.(5):	45,678
Property Management:	H.S.C. Management Corporation
Underwritten NOI(6):	$2,419,134
Underwritten NCF:	$2,362,878
Appraised Value(3):	$59,000,000
Appraisal Date:	April 3, 2017

Historical NOI
Most Recent NOI:	$1,209,634 (T-12 February 28, 2017)
2016 NOI:	$1,163,720 (December 31, 2016)
2015 NOI:	$1,172,753 (December 31, 2015)
2014 NOI:	$1,130,359 (December 31, 2014)

Historical Occupancy(7)
Most Recent Occupancy:	100.0% (May 6, 2017)
2016 Occupancy:	100.0% (December 31, 2016)
2015 Occupancy:	100.0% (December 31, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
(1)	Select Equity Group, L.P. is also the sole tenant at the property. See “The Borrower/Borrower Sponsor” below.
(2)	See “Initial Reserves” and “Ongoing Reserves” below.
(3)	The appraiser assigned a hypothetical “dark value” of $46.0 million for Office Condominium in the 380 Lafayette Street Building. The Cut-off Date LTV and Balloon LTV based on the hypothetical “dark value” is 70.7%.
(4)	Approximately $2.7 million ($58.23 per sq. ft.) was invested into various renovations at the 380 Lafayette Street Property since the beginning of 2016. See “The Property and Tenant” below.
(5)	The square footage excludes 15,000 sq. ft. of the building (which contains the retail condominium unit located on the first floor (and basement level), that is not collateral for the 380 Lafayette Street Loan). For more information, see “The Property and Tenant” below.
(6)	Underwritten NOI is based on the new lease executed by Select Equity in connection with the origination of the 380 Lafayette Street Loan and includes scheduled rent steps taken through 2018. See “The Property and Tenant” below.
(7)	The 380 Lafayette Street Property has been 100.0% occupied by Select Equity since 2007.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

380 Lafayette Street New York, NY 10003	Collateral Asset Summary – Loan No. 5 380 Lafayette Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 55.1% 1.73x 7.4%

The Loan. The 380 Lafayette Street loan (the “380 Lafayette Street Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 45,678 sq. ft. office condominium (the “380 Lafayette Street Property”) situated within a mixed use, office/retail building located in New York, New York (the “380 Lafayette Street Building”). The 380 Lafayette Street Loan is structured with an interest only, 10-year term and accrues interest at a fixed rate equal to 4.1500% with a cut-off date balance of $32.5 million.

Loan proceeds were used to return approximately $18.7 million of equity to the borrower sponsor, retire existing debt of approximately $12.3 million, pay closing costs of approximately $1.2 million and fund upfront reserves of approximately $0.3 million. Based on the “As-Is” appraised value of $59.0 million as of April 3, 2017, the Cut-off Date LTV ratio is 55.1%. In addition, the appraiser concluded a hypothetical “dark value” of $46.0 million as of April 3, 2017, which represents a Cut-off Date LTV ratio of 70.7%. The most recent financing of the 380 Lafayette Street Property was included in the COMM 2007-C9 mortgage trust.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$32,500,000	100.0%	Return of Equity(1)	$18,714,673	57.6%
			Loan Payoff	$12,325,473	37.9%
			Closing Costs	$1,175,260	3.6%
			Reserves	$284,594	0.9%
Total Sources	$32,500,000	100.0%	Total Uses	$32,500,000	100.0%
(1)	In 2007, a joint venture between Select Equity and RFR Reality (“RFR”) purchased the 380 Lafayette Street building for $30.00 million (Select Equity’s basis is $22.5 million and RFR’s basis is $7.5 million). Since that time, Select Equity has invested over $3.5 million in capital improvements in the Office Condominium and an additional $1.2 million in the 380 Lafayette Street Building. RFR currently owns the Retail Unit, which is not collateral for the 380 Lafayette Street Loan.

The Borrower / Borrower Sponsor. The borrower, S.E.G. 380 Holdings, LLC, is a single purpose Delaware limited liability company, structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower and the non-recourse carve-out guarantor is Select Equity Group, L.P. (“Select Equity”), a Delaware limited partnership, and the sole tenant at the 380 Lafayette Street Property. See “The Property and Tenant” below. Although the borrower is an affiliate of the guarantor and the two entities share a number of common owners, the two ownership groups are not identical. In addition to the guaranty of the typical non-recourse carveouts, Select Equity is obligated to make rent payments as tenant under the lease.

The Property and Tenant. The 380 Lafayette Street Building is a six-story mixed-use building that consists of (i) the 380 Lafayette Street Property, which is a 45,678 sq. ft. office condominium (the “Office Condominium”) that consists of three units in a four unit condominium that is located on floors two through six, and (ii) a retail unit (the “Retail Unit”), which is not collateral for the 380 Lafayette Street Loan, that consists of 15,000 sq. ft. of ground floor retail space and a cellar. The Retail Unit is owned by RFR and is currently 100.0% leased to Lafayette Grand Café & Bakery. The borrower controls 71.33% of the common interests in the condominium association.

The 380 Lafayette Street Building, built in 1888, is located on the northwest corner of Lafayette and Great Jones Street within the NoHo neighborhood of Manhattan. Since its acquisition in 2007, the borrower sponsor has invested over $3.5 million in capital improvements in the Office Condominium, with over $2.7 million ($58.23 per sq. ft.) invested since the beginning of 2016. In addition, the borrower sponsor has invested $1.2 million in the 380 Lafayette Street Building. Renovations include a second floor renovation, mechanical system upgrades and common area improvements that include sidewalk repainting, lobby renovation, modernizing the elevator, replacing the roof and restoring the façade. The building features functional rectangular shaped floor plates that range from 9,128 to 9,141 sq. ft. Henry Janeway Hardenbergh, who also designed the Plaza Hotel in New York City, designed the 380 Lafayette Street Building, which was originally utilized as a clothing factory. In 1966, the 380 Lafayette Street Building was designated by the New York City Landmarks Preservation Commission as a Landmark Building and in 1979, was listed on the National Register of Historic Places.

Select Equity (45,678 sq. ft.; 100.0% of NRA; 100.0% of U/W Base Rent) Select Equity was founded in 1990, is an investment advisory group that manages over $21.0 billion in assets as of 2016 and focuses on long-only and long/short equity strategies both in the United States and internationally. In 2015, Barron’s ranked Select Equity as the 59th top performing hedge fund in the world.

Select Equity, which is headquartered at the 380 Lafayette Street Property, first occupied the sixth floor in 1993 and subsequently acquired the 380 Lafayette Street Property in 2007 and continued to grow its business into the fifth, fourth and second floor. The third floor is also leased by Select Equity but Select Equity subleases this space to Studio Sofield, an interior design and architecture firm that has occupied this space since 1993.

Select Equity has leased the 380 Lafayette Street Property since 1993 and its most recent prior lease expired in April 2017. At origination, Select Equity signed a new 20-year lease for the entire 380 Lafayette Street Property at $70.00 per sq. ft. with 2.75% annual rent steps (the “Select Equity Lease”). Select Equity was previously paying $41.25 per sq. ft. under a lease that was executed in 2007.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

380 Lafayette Street New York, NY 10003	Collateral Asset Summary – Loan No. 5 380 Lafayette Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 55.1% 1.73x 7.4%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

Select Equity(2)	NR/NR/NR	45,678	100.0%	$71.93	100.0%	2/28/2037(3)
Total Occupied Collateral		45,678	100.0%	$71.93	100.0%
Vacant		0	0.0%
Total		45,678	100.0%
(1)	Based on the underwritten rent roll dated May 6, 2017.
(2)	Select Equity currently subleases the third floor (9,141 sq. ft.) of the 380 Lafayette Street Property to Studio Sofield, an interior design and architecture firm that has been at the 380 Lafayette Street Property since 1993. Studio Sofield currently pays an annual rental rate of $67.42 per sq. ft. on a month-to-month basis.
(3)	A Cash Trap Period will occur if Select Equity vacates or goes dark in more than 20.0% of the total floor area of the 380 Lafayette Street Property (including as occupied, the third floor subleased space), or files for bankruptcy. See “Tenant Cash Trap Event” below.

Lease Rollover Schedule
Year	# of Leases Expiring		Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(1)	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2025	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2026	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2027	0		0	0.0%	0	0.0%	$0.00	0.0%	0.0%
Thereafter	1	(1)	45,678	100.0%	45,678	100.0%	$71.93	100.0%	100.0%
Vacant	NAP		0	0.0%			NAP	NAP
Total / Wtd. Avg.	1		45,678	100.0%			$71.93	100.0%

(1)	Select Equity has no early termination rights under the Select Equity Lease (other than in connection with certain casualty or condemnation events). A Cash Trap Period will occur if Select Equity vacates or goes dark in more than 20.0% of the premises (including as occupied, the third floor subleased space), or files for bankruptcy.

Environmental Matters. The Phase I environmental report, dated April 6, 2017, recommended no further action at the 380 Lafayette Street Property.

The Market. The 380 Lafayette Street Property is located on the northwest corner of Great Jones Street and Lafayette Street in the NoHo neighborhood of Manhattan within the Greenwich/NoHo submarket and the greater Midtown South office market.

The Midtown South office market in New York is predominantly driven by technology, advertising, media and information companies and has been nicknamed “Silicon Alley”. Companies in the Midtown South market include Twitter’s east coast headquarters, Google’s 1,173,000 sq. ft. of office space, Facebook, AOL and Buzzfeed. The overall asking rent in Midtown South at the fourth quarter of 2016 was $70.86 per sq. ft. and asking rents have increased 1.5% by the second quarter of 2017. In the fourth quarter 2016, the overall vacancy rate was approximately 6.7%.

The 380 Lafayette Street Property is located in the Greenwich/NoHo submarket, which is one of five submarkets within the Midtown South market. The Greenwich/NoHo submarket is bound by East 14th Street, East Houston Street, FDR Drive and the Avenue of Americas. As of the fourth quarter 2016, the Greenwich/NoHo submarket had a total of 4.8 million sq. ft. of office space out of the total 66.6 million sq. ft. in the entire Midtown South market. As of the fourth quarter 2016, the vacancy rate for Class B office buildings in the Greenwich/NoHo submarket was 3.8%, the direct rental rate was $72.15 per sq. ft., and the overall asking rents were $76.23 per sq. ft.

The appraiser analyzed a set of five comparable office buildings within the immediate area of the 380 Lafayette Street Property, which indicated a base rent range of $75.00 to $85.00 per sq. ft. The appraiser determined an office market rent of $80.00 per sq. ft., which is higher than the 380 Lafayette Street Property’s contract rent of $70.00.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

380 Lafayette Street New York, NY 10003	Collateral Asset Summary – Loan No. 5 380 Lafayette Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 55.1% 1.73x 7.4%

Office Building Comparables(1)
Property Name	Year Built	Office Area (Sq. Ft.)		% Occupied		Asking Rent (PSF)
380 Lafayette Street Property	1888	45,678	(2)	100.0	%(2)	$70.00(3)
270 Lafayette Street	1919	182,000		92.8%		$75.00 - $85.00
411 Lafayette Street	1891	75,000		100.0%		NAV
415 West Broadway	1925	30,000		88.6%		$75.00 - $85.00
200 Lafayette Street	1900	100,386		100.0%		NAV
399 Lafayette Street	1885	92,880		100.0%		NAV
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated May 6, 2017
(3)	Based on 380 Lafayette Street Property’s in-place rent.

Cash Flow Analysis.

Cash Flow Analysis
	2015	2016	T-12 2/28/2017	U/W	U/W PSF
Base Rent(1)	$1,764,310	$1,777,064	$1,841,572	$3,285,390	$71.93
Value of Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$1,764,310	$1,777,064	$1,841,572	$3,285,390	$71.93
Total Reimbursements	0	0	0	66,000	1.44
Less: Vacancy(2)	0	0	0	(167,570)	(3.67)
Effective Gross Income	$1,764,310	$1,777,064	$1,841,572	$3,183,821	$69.70
Total Operating Expenses	591,557	613,344	631,938	764,686	16.74
Net Operating Income	$1,172,753	$1,163,720	$1,209,634	$2,419,134	$52.96
TI/LC	0	0	0	45,678	1.00
Capital Expenditures	0	0	0	10,578	0.23
Net Cash Flow	$1,172,753	$1,163,720	$1,209,634	$2,362,878	$51.73
(1)	The increase in Base Rent from the historical cash flows to the U/W is based on the underwritten rent roll dated May 6, 2017, which represents the Select Equity Lease that was executed in April 2017 and includes scheduled ($87,930) rent steps taken through April 2018. Select Equity was previously paying $41.25 per sq. ft. under a lease that was executed in 2007.
(2)	U/W Vacancy represents 5.0% of Gross Potential Rent. The U/W Vacancy is above the appraiser’s applied vacancy of 3.0% and above the submarket’s 3.8% vacancy. The 380 Lafayette Street Property is currently 100.0% leased to Select Equity.

Property Management. The 380 Lafayette Street Property is managed by H.S.C. Management Corporation. The firm was founded in 1977, and focuses on properties in Westchester, New Jersey, Connecticut, and the five boroughs of New York City.

Lockbox / Cash Management. The 380 Lafayette Street Loan is structured with a hard lockbox and springing cash management. The cash management period will commence upon any Cash Trap Period and will end if (1) the 380 Lafayette Street Loan and all other obligations under the loan documents have been repaid in full, (2) the 380 Lafayette Street Loan has been fully defeased, or (3) for two consecutive calendar quarters, (A) no Cash Trap Period, default or event of default has occurred or remains in effect and (B) the debt service coverage ratio is at least equal to 1.45x. Prior to a Cash Trap Period, excess cash (after application of funds pursuant to the cash management waterfall in the 380 Lafayette Street Loan documents), will be returned to the borrower. During a Cash Trap Period, all excess cash will be retained in a lender controlled account.

A “Cash Trap Period” will be in effect upon (a) the occurrence of an event of default until cured, (b) upon the date the trailing 12-month debt service coverage ratio falls below 1.30x until the debt service coverage ratio is equal to or greater than 1.45x for two consecutive calendar quarters, or (c) the occurrence of a Tenant Cash Trap Event until the 380 Lafayette Street Loan is repaid in full or defeased.

A “Tenant Cash Trap Event” means the earliest to occur of (i) the date that Select Equity becomes a debtor in any bankruptcy or insolvency proceeding other than an involuntary bankruptcy commenced by lender, (ii) the date that Select Equity vacates, surrenders or otherwise “goes dark” in more than 20.0% of the total floor area of the 380 Lafayette Street Property or (iii) the date that Select Equity commits a monetary or material non-monetary default.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

380 Lafayette Street New York, NY 10003	Collateral Asset Summary – Loan No. 5 380 Lafayette Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 55.1% 1.73x 7.4%

Initial Reserves. At origination, the borrower deposited (i) $206,904 into a tax reserve account and (ii) $77,690 into an insurance reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $34,484, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $6,622, into an insurance reserve account and (iii) $882 (approximately $0.02 per sq. ft.) into a replacement reserve account.

The borrower is also required to make monthly deposits for any condominium related charges or expenses unless, (i) no event of default has occurred, (ii) no Cash Trap Period exists, and (iii) the borrower has delivered to lender evidence, satisfactory to lender, that borrower has paid the common charges.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

380 Lafayette Street New York, NY 10003	Collateral Asset Summary – Loan No. 5 380 Lafayette Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,500,000 55.1% 1.73x 7.4%

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
380 Lafayette
380 Lafayette Street
New York, NY 10003
NOHO
SOHO
W 16TH STREET
E 16TH STREET
W 15TH STREET
E 15TH STREET
W 14TH STREET
E 14TH STREET
W 13TH STREET
E 13TH STREET
W 12TH STREET
E 12TH STREET
W 11TH STREET
E 11TH STREET
W 10TH STREET
E 10TH STREET
W 9TH STREET
E 9TH STREET
W 8TH STREET
ST MARK'S PLACE
E 7TH STREET
E 6TH STREET
E 5TH STREET
E 4TH STREET
W 3RD STREET
E 3RD STREET
E 2ND STREET
E 1ST STREET
W HOUSTON STREET
PRINCE STREET
SPRING STREET
BROOME STREET
BLEECKER STREET
WAVERLY PLACE
W WASHINGTON PL
WASHINGTON SQ NORTH
WASHINGTON SQ SOUTH
WASHINGTON SQ WEST
WASHINGTON SQ EAST
ASTOR PLACE
SIXTH AVENUE
FIFTH AVENUE
UNION SQUARE WEST
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
FOURTH AVENUE
GREENE STREET
MERCER STREET
MACDOUGAL STREET
SULLIVAN STREET
THOMPSON STREET
LAGUARDIA PLACE
WEST BROADWAY
WOOSTER STREET
BROADWAY
CROSBY STREET
MULBERRY STREET
MOTT STREET
ELIZABETH STREET
THE BOWERY
BARROW ST
JONES STREET
CORNELIA STREET
BLEECKER STREET
BEDFORD STREET
DOWNING STREET
Union Square
Washington Square Park
Rubin Museum of Art
101 West 15th by Stonehenge
Saint Francis Xavier
35 XV
Chelsea Lane I
Stuyvesant-Schuyler Building
Knickerbocker Building
Kensington Building
Babies"R"Us
DR2 Theater
Daryl Roth Theatre
The Peninsula Friends House
Zeckendorf Towers
Consolidated Edison Building
McBurney YMCA
Victoria Apts.
Salvation Army
Montparnasse Apartments
The New School University Center
Whole Foods
1 Union Square South
145 Fourth
Trader Joe's
NYU Palladium Hall
Village House
Butterfield House Apts
John Adams Apartments
Parsons
Forbes Building
Yeshiva University
Bowlmor Lanes
NYFD
Saint Vincent's Hospital
Mark Twain Apartments
New School for Social Research
1st Presbyterian Church
Salmagundi Club
95 University Place
The Cast-iron Building
The Renwick
National Shrine of St Ann
Post Office
AMC Cinemas
Village East Cinema
PS 41
The Villager
40 Fifth
Church of the Ascension
The Albert Apartments
St. Denis Building
Grace Protestant Episcopal Church
85 Fourth
St Mark's in the Bouwerie
Jefferson Market Library
60 W Ninth
24 Fifth Apartments
25 Fifth
The Breauclaire
Devonshire House
49 E Ninth Apartments
Randall House Apartments
Stewart House Apartments
Brevoort Apts.
Brevoort East Apts.
The Lafayette Apartments
The Hamilton Apartments
The Sheridan Apartments
770 Broadway
51 Astor
Cooper Union Engineering
Stuyvesant Poly Clinic Library
The Marlton
NY Studio School
Washington Square Hotel
Curt Marcus Gallery
NYU
Graduate School of Arts & Science
Weinstein Center for Student Living
Rufus D. Smith Hall
Georgetown Plaza Apartments
Hilary Gardens Apartments
10 Astor
26 Astor
The Great Hall at Cooper Union
First Ukrainian Assembly
62 Cooper
Public Theater
41 Cooper Square
La Salle Academy
Sheridan Square
St Joseph's
Washington Court
88 Washington
Methodist Church
Brown Building
Broadway Block
NYU Health Center
Ukrainian Museum
Greenwich House
Goddard Hall
Hebrew Union College
20 Cooper Square
NYU Law Vanderbilt Hall
NYU Law Furman Hall
NYU Skirball Center
NYU Bobst Library
NYU Business Stern
Courant Institute
FDNY Engine 33
D'Agostino Hall
NYU Mercer Street Residence
Church of Our Lady of Pompeii
NYU Washington Square Village
Washington Square Village 3 & 4
Bleecker Court Apts
Bingham Building
Bayard-Condict Bldg.
Bleecker Tower
Little Red Schoolhouse
The Sheen Center
Hudson Park Library
NYU Silver Towers
NYU Sports Center
631-635 Broadway
Cable Building
Adelson Building
Mulberry South
Avalon Bowery Place
Avalon Chrystie Place
St Anthony of Padua
149 Wooster
The Puck Building
290 Lafayette
St. Patrick's Old Cathedral
2 Stanton Street
Mercer Hotel
569 Broadway
Havemeyer Building
560 Broadway
St Patrick's School
The Bowery Mission
Soho Hotel
The Soho Building
Roosa Building
FDNY Ladder 20
The Bowery House
Crosby St Hotel
529 Broadway
Lira Apartments
Nolita Place Condominiums
515 Broadway
514 Broadway
503-511 Broadway
Bloomingdale's
Tunnel Garage Apts
Thompson Hotel
484 Broome
Mott Street Senior Center
Manhattan Brewing Co.
Sohotel
Upper West Side
Upper East Side
Natural History Museum
Metropolitan Museum of Art
Central Park
West New York
Astoria
Carnegie Hall
Long Island City
Midtown
Times Square
United Nations
Empire State Building
Madison Square Garden
New York
MANHATTAN
Hoboken
JFK Stadium
NYU
SoHo
Jersey City
Financial District
BROOKLYN

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA and AK	Collateral Asset Summary – Loan No. 6 Atlanta and Anchorage Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,363,041 62.9% 1.81x 15.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA and AK	Collateral Asset Summary – Loan No. 6 Atlanta and Anchorage Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,363,041 62.9% 1.81x 15.7%

Mortgage Loan Information
Loan Seller:	Rialto Mortgage Finance, LLC
Loan Purpose:	Refinance
Borrower Sponsors:	Columbia Sussex Corporation; CSC Holdings, LLC
Borrowers:	CP Anchorage Hotel 2, LLC; CP Hartsfield, LLC
Original Balance(1):	$32,500,000
Cut-off Date Balance(1):	$32,363,041
% by Initial UPB:	5.0%
Interest Rate:	5.7300%
Payment Date:	6th of each month
First Payment Date:	April 6, 2017
Maturity Date:	March 6, 2027
Amortization:	300 months
Additional Debt(1):	$82,152,334 Pari Passu Debt
Call Protection(2):	L(27), D(89), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$1,033,595	$129,199
Insurance:	$339,972	$32,378
FF&E:	$0	$190,219
Ground Rent:	$89,582	NAP
PIP:	$5,000,000	Springing
Seasonality:	$0	Springing

Financial Information(4)
Cut-off Date Balance / Key:	$115,323
Balloon Balance / Key:	$88,870
Cut-off Date LTV:	62.9%
Balloon LTV:	48.5%
Underwritten NOI DSCR:	2.07x
Underwritten NCF DSCR:	1.81x
Underwritten NOI Debt Yield:	15.7%
Underwritten NCF Debt Yield:	13.7%
Underwritten NOI Debt Yield at Balloon:	20.3%
Underwritten NCF Debt Yield at Balloon:	17.8%

Property Information
Single Asset / Portfolio:	Portfolio of two properties
Property Type:	Full Service Hospitality
Collateral(5):	Fee Simple/Leasehold
Location:	GA and AK
Year Built / Renovated:	Various / Various
Total-Keys:	993
Property Management:	Self-managed
Underwritten NOI:	$17,955,398
Underwritten NCF:	$15,672,769
Appraised Value:	$182,000,000
Appraisal Date:	Various

Historical NOI
Most Recent NOI:	$18,172,675 (T-12 January 31, 2017)
2016 NOI:	$18,091,824 (December 31, 2016)
2015 NOI:	$16,594,165 (December 31, 2015)
2014 NOI:	$15,602,655 (December 31, 2014)

Historical Occupancy
Most Recent Occupancy:	64.9% (January 31, 2017)
2016 Occupancy:	64.8% (December 31, 2016)
2015 Occupancy:	67.1% (December 31, 2015)
2014 Occupancy:	69.9% (December 31, 2014)
(1)	The Atlanta and Anchorage Hotel Portfolio Whole Loan is evidenced by six pari passu notes in the aggregate original principal amount of $115.0 million. The controlling Note A-1-A-1 with an original principal balance of $32.5 million will be included in the CFCRE 2017-C8 mortgage trust. The related companion loans have an original principal balance of $82.5 million and are evidenced by five non-controlling notes. For additional information on the pari passu companion loans, see “The Loan” below.
(2)	The lockout period for defeasance will be at least 27 payment dates beginning with and including the first payment date of April 6, 2017. Defeasance of the full $115.0 million Atlanta and Anchorage Hotel Portfolio Whole Loan is permitted after the date that is two years after the closing date of the securitization that includes the last pari passu note to be securitized (the “Defeasance Lockout Expiration Date”). To the extent the Defeasance Lockout Expiration Date has not occurred prior to April 6, 2020, the borrower will have the right (until such time as the Defeasance Lockout Expiration Date has occurred) to prepay the mortgage loan in whole (but not in part) accompanied by a yield maintenance premium. The assumed defeasance lockout period of 27 payments is based on the expected CFCRE 2017-C8 securitization closing date in June 2017. The actual lockout period may be longer.
(3)	See “Initial Reserves” and “Ongoing Reserves” below.
(4)	DSCR, LTV, Debt Yield and Balance / Room calculations are based on the aggregate principal balance of the Atlanta and Anchorage Hotel Portfolio Whole Loan.
(5)	The Renaissance Concourse Atlanta Airport Property is subject to a ground lease with the City of Atlanta through 2078. See “Ground Lease” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA and AK	Collateral Asset Summary – Loan No. 6 Atlanta and Anchorage Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,363,041 62.9% 1.81x 15.7%

The Loan.  The Atlanta and Anchorage Hotel Portfolio loan (the “Atlanta and Anchorage Hotel Portfolio Loan”) is a fixed rate loan with an original and cut-off date principal balance of $32.5 million and $32,363,041, respectively, secured by the borrowers’ fee interest and leasehold interest in two full service hotels located in Anchorage, Alaska and Atlanta, Georgia with an aggregate of 993 rooms (the “Hilton Anchorage and Renaissance Concourse Atlanta Airport Properties”). The Atlanta and Anchorage Hotel Portfolio Loan is part of a whole loan (the “Atlanta and Anchorage Hotel Portfolio Whole Loan”) with an original and cut-off date principal balance of $115.0 million and $114,515,375, respectively that is evidenced by six pari passu notes as follows: (i) the Atlanta and Anchorage Hotel Portfolio Loan, which consists of the controlling Note-A-1-A-1, with an original principal balance of $32.5 million, and outstanding principal balance as of the Cut-off Date of $32,363,041 that will be included in the CFCRE 2017-C8 mortgage trust and (ii) the non-controlling Note A-1-A-2, Note A-1-B, Note A-2, Note A-3-A and Note A-3-B (collectively, the “Atlanta and Anchorage Hotel Companion Loans”) that have an aggregate original principal balance of $82.5 million. The Atlanta and Anchorage Hotel Portfolio Whole Loan was co-originated by Rialto Mortgage Finance, LLC, Citigroup Global Markets Realty Corp. and Barclays Bank PLC (“Barclays”). The non-controlling Note A-2 with an original principal balance of $28.0 million was contributed to the CGCMT 2017-P7 securitization. The non-controlling Note A-1-A-2 with an original principal balance of $3.5 million and Note A-1-B with an original principal balance of $16.5 million are currently held by Rialto Mortgage Finance, LLC, and are expected to be contributed to one or more future securitizations. The non-controlling Note A-3-A with an original principal balance of $23.5 million and Note A-3-B with an original principal balance of $11.0 million are currently held by Barclays and are expected to be contributed to one or more future securitizations.

The Atlanta and Anchorage Hotel Portfolio Loan has a 10-year term, amortizes on a 25-year schedule and accrues interest at a fixed rate equal to 5.7300%.

The relationship between the holders of the Atlanta and Anchorage Hotel Portfolio Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—Atlanta and Anchorage Hotel Portfolio Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1-A-1	$32,500,000	$32,363,041	CFCRE 2017-C8	Yes
Note A-1-A-2	$3,500,000	$3,485,251	RMF	No
Note A-1-B	$16,500,000	$16,430,467	RMF	No
Note A-2	$28,000,000	$27,882,004	CGCMT 2017-P7	No
Note A-3-A	$23,500,000	$23,400,968	Barclays	No
Note A-3-B	$11,000,000	$10,953,645	Barclays	No
Total	$115,000,000	$114,515,375

The Atlanta and Anchorage Hotel Portfolio Whole Loan proceeds were used to retire existing debt of approximately $113.5 million, fund upfront reserves of approximately $6.5 million and pay closing costs of approximately $1.0 million. Based on the “As-Is” appraised value of $182.0 million as of December 2016, the Cut-off Date LTV ratio is 62.9%. The most recent prior financing of the Hilton Anchorage Property was included in the JPMCC 2007-CB18 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$115,000,000	95.1%	Loan Payoff	$113,455,857	93.8%
Borrower Sponsor Equity	$5,955,088	4.9%	Reserves	$6,463,149	5.3%
			Closing Costs	$1,036,082	0.9%
Total Sources	$120,955,088	100.0%	Total Uses	$120,955,088	100.0%

The Borrowers / Borrower Sponsors.  The borrowers, CP Anchorage Hotel 2, LLC and CP Hartsfield, LLC, are each a single purpose, Delaware limited liability company each structured to be bankruptcy remote with two independent directors in its organizational structure. The borrower sponsors and non-recourse carve-out guarantors are Columbia Sussex Corporation (“Columbia Sussex”), a Kentucky corporation and CSC Holdings, LLC, an Ohio limited liability company, on a joint and several basis.

Founded in 1972, Columbia Sussex has owned and operated hospitality properties for more than 40 years. As of July 2016, Columbia Sussex owned and managed a total of 39 hospitality assets with over 12,700 rooms, including 30 hotels with over 9,700 rooms operated under Marriott-affiliated brands. Columbia Sussex currently operates properties under the JW Marriott, Courtyard by Marriott, Renaissance, Hilton, DoubleTree by Hilton, Curio and Westin flags. Columbia Sussex has prior defaults, foreclosures and deeds in lieu of foreclosure. For additional information regarding the borrower sponsors, see “Description of the Mortgage Pool—Litigation and Other

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA and AK	Collateral Asset Summary – Loan No. 6 Atlanta and Anchorage Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,363,041 62.9% 1.81x 15.7%

Considerations” and “Description of the Mortgage Pool—Loan Purpose, Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

The Atlanta and Anchorage Hotel Portfolio Whole Loan documents provide for recourse from the borrower sponsors for losses if the franchise agreement is amended, modified, or terminated without lender’s prior written consent, except as expressly permitted by the loan agreement.

The Properties.

Hilton Anchorage Property

The Hilton Anchorage property (the “Hilton Anchorage Property”) is a 606-key, full-service hotel located in Anchorage, Alaska. The Hilton Anchorage Property is comprised of two buildings (the “West Tower” and the “Anchorage Tower”) that were built in phases from 1958 to 1984 and are situated on 0.96 acres. The West Tower is 14-stories and the Anchorage Tower is 22-stories. The Anchorage Tower and the West Tower are connected via the lobby and the basement facility. Since acquisition, the borrower has completed approximately $15.0 million in capital expenditures ($24,720 per key). The Hilton Anchorage Property has 365 king rooms and 241 double-double rooms. Room amenities include a flat panel television and sofa (in single bed units), while suites include a separate sitting area with sofa and additional television. The hotel’s facilities and amenities include an indoor pool and spa, fitness center, business center, gift shop, and a concierge desk. The ground level of the hotel houses the lobby, registration desk, administrative areas, and meeting room. The Hilton Anchorage Property’s food and beverage outlets consist of a Hooper Bay Restaurant that is open for lunch and dinner and Bruin’s Lounge that is a casual lounge open for dinner and during evening hours. The second floor of the West Tower includes the Hilton Anchorage Property’s ballrooms and breakout space with additional meeting space on the top floor of the West Tower. The Hilton Anchorage Property offers 21,783 sq. ft. of event space with 15 flexible meeting rooms. There is no parking available at the Hilton Anchorage Property and the related borrower leases parking spaces from a third-party off-site parking garage that contains 150 parking stalls. The parking lease has a term of 99 years, expiring in January 2065.

The Hilton Anchorage Property operates under a franchise license agreement with Hilton Inns, Inc., a subsidiary of Hilton Hotels Corporation that expires in December 2025.

Renaissance Concourse Atlanta Airport Property

The Renaissance Concourse Atlanta Airport property (the “Renaissance Concourse Atlanta Airport Property”) is a 387-key, 11-story, full-service hotel located in Atlanta, Georgia. The Renaissance Concourse Atlanta Airport Property was built in 1992 and is situated on 10.75 acres of land leased from the City of Atlanta under the terms of a ground lease that expires in June 2078. Since acquisition, the related borrower has spent approximately $1.24 million in capital improvements. Guestrooms at the Renaissance Concourse Atlanta Airport Property are comprised of 180 king rooms, 200 double rooms and seven king suites. There are three different levels of room types at the Renaissance Concourse Atlanta Airport Property including: standard, runway view, and club level that are designed to accommodate all guest and traveler needs. The club level benefits include access to the club lounge and complimentary food options including, continental breakfast, hors d’oeuvres, dessert and beverages. The Renaissance Concourse Atlanta Airport Property’s meeting space is spread throughout the first, second and third floors and consists of 31 rooms and 34,149 sq. ft. of space, including pre-function space. The hotel includes the Concorde Grille restaurant that serves breakfast, lunch and dinner, as well as the Concorde Bar adjacent to the restaurant. Additionally, a Starbuck’s kiosk is located in the lobby. Other amenities include an indoor pool and whirlpool tub, an outdoor pool, a fitness center, a business center, concierge lounge and airport shuttle van. Parking is provided via 488 surface parking spaces or 1.3 spaces per key.

The Renaissance Concourse Atlanta Airport Property operates under a franchise agreement with Marriott International, Inc. that expires in September 2035.

Environmental Matters.    The Phase I environmental reports dated January 3, 2017 recommended no further action, except for, with respect to the Hilton Anchorage Property, the implementation of a moisture operation and maintenance plan and the continued asbestos operations and maintenance plan, which are already in place.

The Market.

Hilton Anchorage Property

The Hilton Anchorage Property is located in the central business district of Downtown Anchorage and can be accessed from most of the other Anchorage neighborhoods. The central business district is predominantly developed with office, retail and other commercial properties. The major employers in the area are Fort Richardson, Elmendorf AFB, Providence Health & Services, Walmart/Sam’s Club

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA and AK	Collateral Asset Summary – Loan No. 6 Atlanta and Anchorage Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,363,041 62.9% 1.81x 15.7%

and Carrs/Safeway Inc. The Hilton Anchorage Property’s corporate demand is driven by the federal and state government, the oil companies (Conoco-Phillips, BP, Shell, Exxon-Mobil and Chevron), Bristol Bay Native, AT&T, CH2M Hill and GE. Downtown Anchorage is characterized by several high-rise buildings including the Hilton Anchorage Property, the Conoco-Phillips office building, the Captain Cook Hotel, and the Marriott Anchorage Hotel. Downtown contains Anchorage’s newer developments which are located to the south in the Midtown area. Ted Stevens International Airport is in the top five cargo throughput airports in the world and is located less than 10 miles from the Hilton Anchorage Property. Freighter crews utilize the airport as a stopping point from Asia to the Pacific Rim countries to refuel. Other demand generators in Downtown Anchorage are the Alaska railroad depot, the Imaginarium, the Alaska Center for the Performing Arts, the Anchorage Museum of Art, the Dena’Ina Convention Center and the Egan Civic and Convention Center. The Dena’Ina Convention Center is situated on 7th Avenue between F and G Streets and includes a 25,332 square foot ballroom with the capacity for 140 booths, 1,800 banquet seats and 2,867 theatre style seats. A 50,000 square foot exhibit hall is able to accommodate 274 trade show booths, 3,408 banquet seating and 5,000 seat theatre style function space. Additionally, the 5th Avenue Mall in the downtown area is an enclosed regional mall encompassing several city blocks. It is anchored by JC Penney and Nordstrom stores and features five levels of shops and restaurants with a mix of national and local stores including Banana Republic, Eddie Bauer, Body Shop, and Gymboree.

According to a third party market research report as of January 31, 2017, the Hilton Anchorage Property was reported as having occupancy, ADR and RevPAR of 55.9%, $146.99 and $82.13, respectively.

Historical Occupancy, ADR, RevPAR – Competitive Set(1)
	Hilton Anchorage Property			Competitive Set(2)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 January 2015	61.8%	$144.07	$89.04	69.8%	$146.57	$102.29	88.6%	98.3%	87.0%
T-12 January 2016	57.4%	$152.94	$87.77	68.2%	$153.54	$104.65	84.2%	99.6%	83.9%
T-12 January 2017	55.9%	$146.99	$82.13	67.2%	$152.16	$102.18	83.2%	96.6%	80.4%
(1)	Source: Hospitality research report.
(2)	Includes Sheraton Hotel & Spa Anchorage, Hotel Captain Cook, Westmark Anchorage, Millennium The Lakefront Anchorage, Courtyard Anchorage Airport, Marriott Anchorage Downtown, and Hilton Garden Inn Anchorage.

The appraiser determined 2016 market demand segmentation of 36% corporate, 23% group, 21% leisure and 20% crew. The Hilton Anchorage Property had 2016 demand segmentation of 20% corporate, 25% group, 30% leisure and 25% crew.

Renaissance Concourse Atlanta Airport Property

The Renaissance Concourse Atlanta Airport Property is located in the Airport submarket of Atlanta, Georgia adjacent to the Hartsfield-Jackson International Airport (“Hartsfield-Jackson”) and approximately 6.0 miles south of the Atlanta Central Business District. Atlanta is home to many Fortune 100, 500, and 1,000 companies, including Delta Airlines, Emory University, Wal-Mart Stores, AT&T, Wellstar Health System, Piedmont Healthcare and Publix Supermarkets.

The Renaissance Concourse Atlanta Airport Property is adjacent to the Hartsfield-Jackson Atlanta International Airport, which is bounded by Interstates 75, 85 and 285. The first airport terminal was opened in 1980 and Hartsfield-Jackson now encompasses 6.8 million sq. ft. of space and 4,700 acres of land. This includes five runways, seven concourses with 167 domestic gates and 40 international gates, all connected by a 3.5-mile underground transit system. Approximately 25 passenger airlines and 13 cargo airlines serve Hartsfield-Jackson, providing flights to 150 U.S. destinations, as well as 75 international destinations in 50 countries. The Metropolitan Atlanta Rapid Transit Authority (MARTA) provides direct train and bus service to Hartsfield-Jackson and the ATL SkyTrain connects the airport to a nearby rental car center, as well as the Georgia International Convention Center, hotels and office buildings. The Hartsfield-Jackson has a 20-year blueprint that was finalized in March 2016, which includes the modernization of the existing terminals, construction and expansion of concourses, a new parking deck and additional runways. Delta Airlines, the dominant carrier at Hartsfield-Jackson, has its corporate headquarters located on an 80-acre campus adjacent to the airport. In addition to hosting Delta’s corporate headquarters, Hartsfield-Jackson is also the home of Delta TechOps, the airline’s primary maintenance, repair and overhaul (“MRO”) arm and the largest full-service airline MRO in North America, specializing in engines, components, airframe and line maintenance. In December 2014, Porsche opened its new North American headquarters on a 26.4-acre Aerotropolis Atlanta parcel approximately 6.4 miles west of the Renaissance Concourse Atlanta Airport Property that also includes a test track and consumer experience.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA and AK	Collateral Asset Summary – Loan No. 6 Atlanta and Anchorage Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,363,041 62.9% 1.81x 15.7%

According to a third party market research report as of January 31, 2017, the Renaissance Concourse Atlanta Airport Property was reported as having occupancy, ADR and RevPAR of 76.4%, $133.59 and $102.12, respectively.

Historical Occupancy, ADR, RevPAR – Competitive Set(1)
	Renaissance Concourse Atlanta Airport Property			Competitive Set(2)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 January 2015	80.2%	$108.57	$87.07	79.6%	$94.77	$75.40	100.8%	114.6%	115.5%
T-12 January 2016	80.2%	$120.52	$96.63	82.7%	$100.32	$82.95	97.0%	120.1%	116.5%
T-12 January 2017	76.4%	$133.59	$102.12	76.7%	$107.46	$84.41	99.7%	124.3%	123.9%
(1)	Source: Hospitality research report.
(2)	Includes Holiday Inn Atlanta Airport North, Crown Plaza Atlanta Airport, Marriott Atlanta Airport, Hilton Atlanta Airport and Doubletree Atlanta Airport.

The appraiser determined 2016 market demand segmentation of 36% corporate, 36% group, 10% leisure and 18% discount. The Renaissance Concourse Atlanta Airport Property had 2016 demand segmentation of 27% corporate, 43% group, 10% leisure and 20% discount.

Cash Flow Analysis.

Cash Flow Analysis
	2014	2015	2016	T-12 1/31/2017	U/W	U/W per Key
Occupancy	69.9%	67.1%	64.8%	64.9%	64.8%
ADR	$124.67	$134.92	$136.54	$136.64	$136.65
RevPAR	$87.13	$90.58	$88.49	$88.74	$88.51

Room Revenue	$31,579,397	$32,832,069	$32,161,660	$32,251,917	$32,080,546	$32,307
F&B Revenue	16,106,079	16,983,217	16,637,412	16,473,273	16,358,711	16,474
Other Revenue(1)	1,993,295	1,711,094	1,771,659	1,827,370	1,815,516	1,828
Total Revenue	$49,678,771	$51,526,380	$50,570,731	$50,552,560	$50,254,774	$50,609
Operating Expenses(2)	17,377,186	18,014,521	16,241,293	16,906,643	16,800,639	16,919
Undistributed Expenses	14,367,846	14,237,721	13,446,811	12,681,263	12,693,626	12,783
Gross Operating Profit	$17,933,739	$19,274,138	$20,882,627	$20,964,654	$20,760,509	$20,907
Total Fixed Charges	2,331,084	2,679,974	2,790,803	2,791,979	2,805,111	2,825
Net Operating Income	$15,602,655	$16,594,165	$18,091,824	$18,172,675	$17,955,398	$18,082
FF&E(3)	2,233,214	2,060,247	2,019,625	2,018,894	2,282,630	2,299
Net Cash Flow	$13,369,441	$14,533,918	$16,072,198	$16,153,782	$15,672,769	$15,783
(1)	Includes vending sales, gift shops, club dues, business center income, telephone charges, internet access fees, office & building rental revenue, movie commissions, attrition, cancellation fees, antenna rent and miscellaneous.
(2)	Includes room expenses and food and beverage expenses.
(3)	U/W FF&E represents 5.0% of Total Revenue for Renaissance Concourse Atlanta Airport Property and 4.0% of Total Revenues for Hilton Anchorage Property.

Property Management.  The Hilton Anchorage and Renaissance Concourse Atlanta Airport Properties are managed by Columbia Sussex Management LLC, an affiliate of the borrowers.

Lockbox / Cash Management.  The Atlanta and Anchorage Hotel Portfolio Whole Loan is structured with a hard lockbox and springing cash management. All tenants leasing at least 5,000 sq. ft. have been directed to pay their rents and all credit card companies under merchant agreements to pay receipts directly into the lockbox account. All checks and cash (to the extent such cash amounts exceed $50,000) received from hotel patrons by the borrower or the property manager are required to be deposited into the lockbox account within two business days of receipt. Prior to a Cash Management Trigger Event, all funds on deposit in the lockbox account are disbursed to the borrower. During the occurrence and continuance of a Cash Management Trigger Event, funds in the lockbox are transferred daily into the cash management account, where they are applied in accordance with the loan documents. During a Cash Management Trigger Event, all excess cash flow after payment of debt service and required reserves will be (x) returned to borrower if no Cash Sweep Event is continuing and (y) if a Cash Sweep Event is continuing, to a lender controlled reserve account to be applied in connection with a PIP, if applicable, or as additional security for the Atlanta and Anchorage Hotel Portfolio Whole Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA and AK	Collateral Asset Summary – Loan No. 6 Atlanta and Anchorage Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,363,041 62.9% 1.81x 15.7%

A “Cash Management Trigger Event” will occur (i) upon any event of default, until cured; (ii) upon any bankruptcy action of the borrowers, the guarantors or the property manager, until the filing is discharged, stayed or dismissed within 30 days for the borrowers or guarantors, or within 120 days for the property manager or the property manager has been replaced with a qualified property manager; (iii) at the end of any calendar quarter, if the amortizing net operating income debt service coverage ratio based on the trailing 12-month period immediately preceding the date of such determination is less than 1.30x, until the amortizing net operating income debt service coverage ratio for the trailing 12-months is at least 1.30x for two consecutive quarters; (iv) on April 6, 2024, until such time that any PIP work required under the Replacement Franchise Agreement has been completed free of all liens, claims and encumbrances by the required completion date; or (v) upon a Quality Assurance Trigger Event, until the borrowers pass the standard review, quality assurance or similar inspection at the related Atlanta and Anchorage Hotel Portfolio Property and no other Quality Assurance Trigger Event has occurred and remains outstanding.

A “Cash Sweep Event” will occur (i) upon any event of default until cured; (ii) upon any bankruptcy action of the borrowers, the guarantors or property manager, until the filing is discharged, stayed or dismissed within 30 days for the borrowers or guarantors, or within 120 days for the property manager or the property manager has been replaced with a qualified property manager; (iii) at the end of any calendar quarter, if the amortizing net operating income debt service coverage ratio based on the trailing 12-month period immediately preceding the date of such determination is less than 1.20x, until the date the amortizing net operating income debt service coverage ratio for the trailing 12-months is at least 1.25x for two consecutive quarters; (iv) on June 6, 2024, until such time that any PIP work required under the Replacement Franchise Agreement has been completed free of all liens, claims and encumbrances by the required completion date or the borrowers have deposited cash or a letter or credit in the amount equal to 120% of the cost to complete the property improvement plan requirements under the Replacement Franchise Agreement based on the conditions in the Atlanta and Anchorage Hotel Portfolio Loan documents; or (v) upon a Quality Assurance Trigger Event until the borrowers pass the standard review, quality assurance or similar inspection at the related Atlanta and Anchorage Hotel Portfolio Property and no other Quality Assurance Trigger Event has occurred and remains outstanding. A cure of any Cash Sweep Event may occur no more than two times during the term of the Atlanta and Anchorage Hotel Portfolio Loan.

A “Quality Assurance Trigger Event” means any date with respect (i) to the Hilton Anchorage Property, following April 30, 2018 and (ii) to the Renaissance Concourse Atlanta Airport Property, following origination, on which the related borrower has failed two consecutive standards reviews, quality assurance or similar inspections administered by the franchisor at either the Hilton Anchorage Property or Renaissance Concourse Atlanta Airport Property.

A “Replacement Franchise Agreement” collectively means (i)(a) a franchise, trademark and license agreement with a Qualified Franchisor substantially in the same form and substance as the franchise agreement currently in effect, (b) a renewal franchise agreement with the current franchisor in its then current form, or (c) a franchise, trademark and license agreement with a Qualified Franchisor, which franchise, trademark and license agreement is in form and substance reasonably acceptable to lender (provided, that, with respect to this clause (c), lender, at its option, may also require that the borrowers have obtained a rating agency confirmation from the rating agencies), which agreement, in the case of clause (a), clause (b) or clause (c) (as applicable) has a term expiring no earlier than five years after the Atlanta and Anchorage Hotel Portfolio Whole Loan maturity date; and (ii) a “comfort letter” from the Qualified Franchisor in form reasonably acceptable to lender.

A “Qualified Franchisor” means (i) the current franchisor or (ii) a reputable and experienced franchisor (which may be an affiliate of the borrowers) which, in the reasonable judgment of lender, possesses experience in flagging hotel properties similar in location, size, class, use, operation and value as the Atlanta and Anchorage Hotel Portfolio Properties; provided, that the borrowers have obtained (a) a rating agency confirmation from the rating agencies and (b) if such person is an affiliate of the borrowers, a new bankruptcy non-consolidation opinion reasonably acceptable to the lender and acceptable to the rating agencies in their sole discretion.

Initial Reserves. At loan origination, the borrowers deposited (i) $5,000,000 into a property improvement plan reserve account ($2,500,000 for the Hilton Anchorage Property and $2,500,000 for the Renaissance Concourse Atlanta Airport Property); (ii) $1,033,595 into a real estate tax reserve account; (iii) $339,972 into an insurance reserve account and (iv) $89,582 into a ground rent reserve account.

Ongoing Reserves. On a monthly basis, the borrowers are required to make deposits of (i) 1/12th of the estimated annual taxes, which currently equates to $129,199 and (ii) 1/12th of the estimated insurance premiums, which currently equates to $32,378. Additionally, on a monthly basis during 2017 the borrowers are required to make FF&E deposits of $190,219 of which $113,516 will be allocated to the Renaissance Concourse Atlanta Airport Property and $76,703 to the Hilton Anchorage Property. After 2017, the borrowers are required to make monthly FF&E deposits in an amount equal to the greater of (a) (i) 1/12th of 5% of gross income from operations of the Renaissance Concourse Atlanta Airport Hotel Property and (ii) 1/12th of 4% of the gross income from operations of the Hilton Anchorage Property; and (b) the aggregate amount, if any, required to be reserved under the related management agreement and the related franchise agreement. The Atlanta and Anchorage Hotel Portfolio Loan documents also provide that after June 6, 2024, all available

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA and AK	Collateral Asset Summary – Loan No. 6 Atlanta and Anchorage Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,363,041 62.9% 1.81x 15.7%

excess cash flow be reserved with lender and used to cover the cost of any property improvement plan requirements under the Replacement Franchise Agreement.

Additionally, if the balance in the seasonality working capital reserve account is less than $1,000,000 on any payment date occurring in May, June, July and August of each year during the Atlanta and Anchorage Hotel Portfolio Loan term, the borrowers are required to pay (i) if a Cash Management Trigger Event is continuing, an amount equal to the greater of (a) $250,000; and (b) all amounts remaining after payments from the cash management account, or (ii) if no Cash Management Trigger Event is continuing, the amount necessary to cause the balance in the seasonality working capital reserve account to equal $1,000,000.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Ground Lease. The Renaissance Concourse Atlanta Airport Property is subject to a 90-year ground lease with the City of Atlanta that expires on June 28, 2078, with no renewal options remaining. The annual fixed ground rent is $145,249. In addition, the ground lease requires the related borrower to pay to the ground lessor, as additional rent, on a quarterly basis one and one-half percent (1.5%) of the gross annual room sales from the Renaissance Concourse Atlanta Airport Property.

Partial Release. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

GA and AK	Collateral Asset Summary – Loan No. 6 Atlanta and Anchorage Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,363,041 62.9% 1.81x 15.7%

Knik Arm
GOVERNMENT HILL
MOUNTAIN VIEW
MCKINLEY EXPLORER
DOWNTOWN
RUSSIAN JACK PARK
MERRILL FIELD
FAIRVIEW
SOUTH ADDITION
Alaska Regional Hospital
AIRPORT HEIGHTS
Chester Creek Sports Complex
NORTH STAR
Anchorage
TURNAGAIN
Mall at Sears
ROGERS PARK
University of Alaska-Anchorage
Alaska Pacific University
UNIVERSITY AREA
LAKE HOOD STRIP AIRPORT
TED STEVENS ANCHORAGE INT'L AIRPORT
SPENARD
MIDTOWN
TUDOR AREA
Providence Alaska Medical Center
Alaska Native Medical Center
CAMPBELL PARK
W TUDOR RD
E TUDOR RD
W NORTHERN LIGHTS BLVD
W INT'L AIRPORT RD
E 5TH AVE
E 15TH AVE

Lithia Springs
Atlanta
MIDTOWN
Decatur
FULTON COUNTY AIRPORT-BROWN FIELD
Austell
DOWNTOWN ATLANTA
Avondale Estates
Pine Lake
Redan
Lithonia
East Point
Hapeville
College Park
HARTSFIELD -JACKSON ATLANTA INTERNATIONAL AIRPORT
Forest Park
Union City
Williamsburg Park
Lake City
Morrow
Riverdale
Fairburn
MAP © 2017 CARTIFACT

Atlanta and Anchorage Hotel Portfolio

#	Property Name	Address	City/State	Zip Code
1	Hilton Anchorage	500 West 3rd Avenue	Anchorage, AK	99501
2	Renaissance Atlanta	1 Hartsfield Centre Parkway	Atlanta, GA	30354

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

VA and RI	Collateral Asset Summary – Loan No. 7 EIP Logistics Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 70.8% 1.37x 10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

VA and RI	Collateral Asset Summary – Loan No. 7 EIP Logistics Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 70.8% 1.37x 10.5%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose(1):	Acquisition/Refinance
Borrower Sponsors:	Bruce Levine; Donald A. Levine; Lewis Heafitz
Borrowers:	EIP Precision Park LLC; EIP 495 Radio Station Road LLC
Original Balance:	$29,000,000
Cut-off Date Balance:	$29,000,000
% by Initial UPB:	4.5%
Interest Rate:	5.3060%
Payment Date:	6th of each month
First Payment Date:	May 6, 2017
Maturity Date:	April 6, 2027
Amortization:	Interest Only for 24 months, 324 months thereafter
Additional Debt(2):	$12,000,000 Pari Passu Debt
Call Protection(3):	L(26), D(91), O(3)
Lockbox / Cash Management:	Hard / Springing

Reserves(4)
	Initial	Monthly
Taxes:	$114,604	$25,421
Insurance:	$139,040	$11,587
Replacement(5):	$1,946,981	Springing
TI/LC:	$1,000,000	$20,000
Required Repairs:	$762,775	NAP

Financial Information(6)
Cut-off Date Balance / Sq. Ft.:	$38
Balloon Balance / Sq. Ft.:	$32
Cut-off Date LTV:	70.8%
Balloon LTV:	59.6%
Underwritten NOI DSCR(7):	1.50x
Underwritten NCF DSCR(7):	1.37x
Underwritten NOI Debt Yield:	10.5%
Underwritten NCF Debt Yield:	9.6%
Underwritten NOI Debt Yield at Balloon:	12.4%
Underwritten NCF Debt Yield at Balloon:	11.4%
Property Information
Single Asset / Portfolio:	Portfolio of two properties
Property Type:	Warehouse/Distribution Industrial
Collateral:	Fee Simple
Location:	VA and RI
Year Built / Renovated:	Various / Various
Total Sq. Ft.:	1,084,470
Property Management:	EIP Manager Corp.
Underwritten NOI:	$4,291,822
Underwritten NCF:	$3,931,822
Appraised Value(8):	$57,900,000
Appraisal Date(8):	Various

Historical NOI
2016 NOI:	$4,106,789 (December 31, 2016)
2015 NOI:	$3,973,515 (December 31, 2015)
2014 NOI:	$3,914,964 (December 31, 2014)

Historical Occupancy(9)
Most Recent Occupancy:	86.9% (February 23, 2017)
2016 Occupancy:	NAV
2015 Occupancy:	NAV
(1)	Loan proceeds are being used to acquire the Mercury Paper, Inc. Property and refinance an existing mortgage on the Precision Park Property.
(2)	The EIP Logistics Portfolio Whole Loan is evidenced by two pari passu notes in the aggregate original principal amount of $41.0 million. The controlling Note A-1 with an original principal balance of $29.0 million will be included in the CFCRE 2017-C8 mortgage trust. The related companion loan has an aggregate original principal balance of $12.0 million and is evidenced by the non-controlling Note A-2. For additional information on the pari passu companion loans, see “The Loan” below.
(3)	The lockout period will be at least 26 payment dates beginning with and including the first payment date of June 6, 2017. Defeasance is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized or (ii) April 6, 2020. The assumed lockout period of 26 payments is based on the expected CFCRE 2017-C8 securitization closing date in June 2017. The actual lockout period may be longer.
(4)	See “Initial Reserves” and “Ongoing Reserves” below.
(5)	The Precision Park Property is currently undergoing a $3.1 million renovation. The upfront Replacement Reserves will be used in connection with this upgrade (which includes upgrade of the electrical and sewer systems, roof repairs, parking/paving repairs, landscaping, interior lighting and other general interior improvements).
(6)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate EIP Logistics Portfolio Whole Loan.
(7)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.95x and 1.78x, respectively.
(8)	Appraised Value is based on the “As-Is” values for each individual property as specified in the related appraisal. See “Property Summary” chart below for such values. The Mercury Paper Property appraisal is dated March 16, 2017 and the Precision Park Property appraisal is dated January 11, 2017.
(9)	The borrower sponsor acquired the Precision Park Property in June 2016. As a result, historical occupancy is not available. The Mercury Paper, Inc. Property has been 100.0% occupied since 2009.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

VA and RI	Collateral Asset Summary – Loan No. 7 EIP Logistics Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 70.8% 1.37x 10.5%

Property Summary
Property Name	Location	Property Subtype	Sq. Ft.	Year Built / Renovated	Appraised Value	Occupancy(1)
Mercury Paper, Inc.	Strasburg, VA	Warehouse / Distribution	407,248	2008 / NAP	$33,000,000	100.0%
Precision Park	North Kingstown, RI	Warehouse / Distribution	677,222	1960 / 2017(2)	$24,900,000	79.1%
Total / Wtd. Avg.			1,084,470		$57,900,000	86.9%
(1)	Based on the underwritten rent rolls dated as of February 23, 2017.
(2)	The Precision Park Property is currently undergoing a $3.1 million renovation. At loan origination, the borrower deposited approximately $1.9 million into a replacement reserve account, which is earmarked for the remaining renovation costs.

Tenant Summary
Tenant	Rating (Fitch/Moody’s/S&P)	Property	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Mercury Paper, Inc.(1)	NR/NR/NR	Mercury Paper, Inc.	407,248	37.6%	$6.96	59.7%	7/31/2024(4)
Amtrol(2)	NR/NR/NR	Precision Park	228,088	21.0%	$3.29	15.8%	4/30/2020(4)
Anvil International	NR/NR/NR	Precision Park	204,868	18.9%	$3.65	15.7%	3/31/2022(4)
Regency Transportation(3)	NR/NR/NR	Precision Park	60,000	5.5%	$4.00	5.1%	2/1/2022
BSM Pump Corp.	NR/NR/NR	Precision Park	42,607	3.9%	$4.15	3.7%	9/30/2021
Total Major Tenants			942,811	86.9%	$5.04	100.0%

Total Occupied Collateral			942,811	86.9%	$5.04	100.0%
Vacant			141,659	13.1%
Total			1,084,470	100.0%

(1)	Mercury Paper, Inc. occupies 100.0% of the Mercury Paper, Inc. Property and has two, 5-year renewal options.
(2)	Amtrol has a right to reduce its leased space by up to 30,000 sq. ft. at any time, upon receipt of borrowers’ and lenders’ consent, which consents may not be unreasonably withheld.
(3)	Rita Giroux, an owner of Regency Transportation, has a minority and passive ownership interest in EIP Precision Park, LLC (one of the borrowers).
(4)	The EIP Logistics Portfolio Loan is structured with an excess cash flow sweep on the date that is the later of 12 months prior to lease expiration or at such time (if ever) Mercury Paper, Inc., Amtrol or Anvil International delivers notice or otherwise indicate its intention not to renew its lease. See “Lockbox / Cash Management” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

VA and RI	Collateral Asset Summary – Loan No. 7 EIP Logistics Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 70.8% 1.37x 10.5%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020(3)	2	228,088	21.0%	228,088	21.0%	$3.29	15.8%	15.8%
2021	1	42,607	3.9%	270,695	25.0%	$4.15	3.7%	19.5%
2022	2	264,868	24.4%	535,563	49.4%	$3.73	20.8%	40.3%
2023	0	0	0.0%	535,563	49.4%	$0.00	0.0%	40.3%
2024	1	407,248	37.6%	942,811	86.9%	$6.96	59.7%	100.0%
2025	0	0	0.0%	942,811	86.9%	$0.00	0.0%	100.0%
2026	0	0	0.0%	942,811	86.9%	$0.00	0.0%	100.0%
2027	0	0	0.0%	942,811	86.9%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	942,811	86.9%	$0.00	0.0%	100.0%
Vacant	NAP	141,659	13.1%	1,084,470	100.0%	NAP	NAP
Total / Wtd. Avg.	6	1,084,470	100.0%			$5.04	100.0%

(1)	The EIP Logistics Portfolio Loan is structured with an excess cash flow sweep on the greater of 12 months prior to lease expiration or at such time, if ever as Mercury Paper, Inc., Anvil International or Amtrol delivers notice or otherwise indicate its intention not to renew its lease. See “Lockbox / Cash Management” below.
(2)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(3)	Amtrol, which represents 21.0% of NRA at the EIP Logistics Portfolio Properties, expanded its space in 2015 and subsequently, has two leases with a co-terminous lease expiration date of April 30, 2020.

The Loan. The EIP Logistics Portfolio loan (the “EIP Logistics Portfolio Loan”) is a fixed rate loan with an original and Cut-off Date principal balance of $29.0 million secured by the borrowers’ fee simple interests in two industrial warehouse/distribution properties totaling 1,084,470 sq. ft. located in Strasburg, Virginia and North Kingstown, Rhode Island (each an “EIP Logistics Property” and collectively, the “EIP Portfolio Properties” or the “Portfolio”). The EIP Logistics Portfolio Loan represents the controlling Note A-1 of a whole loan with an original principal balance of $41.0 million (the “EIP Logistics Portfolio Whole Loan”).The EIP Logistics Portfolio Loan has a 10-year term and amortizes on a 27-year schedule subsequent to a 24-month interest-only period. The EIP Logistics Portfolio Loan accrues interest at a fixed rate equal to 5.3060% and has a cut-off date balance of $41.0 million.

The EIP Logistics Portfolio Whole Loan is evidenced by two pari passu notes, the controlling Note A-1, with an original principal balance of $29.0 million, which will be included in the CFCRE 2017-C8 mortgage trust and the non-controlling Note A-2, which is held by CCRE or an affiliate and expected to be included in one or more future securitization trusts.

The relationship between the holders of the EIP Logistics Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–EIP Logistics Portfolio Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$29,000,000	$29,000,000	CFCRE 2017-C8	Yes
Note A-2	$12,000,000	$12,000,000	CCRE	No
Total	$41,000,000	$41,000,000

Loan proceeds from the EIP Logistics Portfolio Whole Loan, along with approximately $6.3 million of equity from the borrower sponsors, were used to acquire the Mercury Paper, Inc. Property for approximately $32.3 million, pay off existing debt of approximately $6.5 million, pay off a partnership buyout for the Precision Park Property of $3.0 million, fund upfront reserves of approximately $4.0 million and pay closing costs of approximately $1.6 million. Based on the appraised value of approximately $57.9 million as of January 11, 2017 and March 16, 2017, the Cut-off Date LTV is 70.8%. Prior to the borrower sponsors acquiring the Precision Park Property in 2016, the Precision Park Property was previously an asset in the BACM 2004-4 securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

VA and RI	Collateral Asset Summary – Loan No. 7 EIP Logistics Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 70.8% 1.37x 10.5%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$41,000,000	86.6%	Purchase Price(1)	$32,250,000	68.1%
Borrower Sponsor Equity	$6,349,567	13.4%	Loan Payoff(2)	$6,513,903	13.8%
			Reserves	$3,963,400	8.4%
			Partnership Buyout(3)	$3,000,000	6.3%
			Closing Costs	$1,622,264	3.4%
Total Sources	$47,349,567	100.0%	Total Uses	$47,349,567	100.0%
(1)	Acquisition of Mercury Paper, Inc. Property.
(2)	Refinance of a loan secured by the Precision Park Property.
(3)	Related to ownership structure at the Precision Park Property.

The Borrowers / Borrower Sponsors. The borrowers, EIP Precision Park LLC and EIP 495 Radio Station Road LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy remote, each with two independent directors in its organizational structure. The sponsors of the borrowers and the non-recourse carve-out guarantors are Lewis Heafitz, Bruce Levine and Donald A. Levine, jointly and severally, who are directors and shareholders of Equity Industrial Partners (“EIP”).

EIP is a private equity developer and operator of industrial warehouse and distribution facilities throughout the United States. EIP has acquired or developed over 50 million sq. ft. of industrial property and is responsible for in excess of $1.5 billion in property investments since its inception in 1995.

The Properties. The EIP Portfolio Properties consist of two industrial properties totaling 1,084,470 sq. ft., which are located in Strasburg, Virginia (the “Mercury Paper, Inc. Property”) and North Kingstown, Rhode Island (the “Precision Park Property”). The EIP Portfolio Properties are currently 86.9% occupied and leased to five tenants at an average rental rate of $5.04 per sq. ft. The EIP Logistics Portfolio Loan documents do not allow for the voluntary release of either individual EIP Logistics Property.

Precision Park Property (62.4% of Portfolio NRA, 40.3% of U/W Base Rent)

The Precision Park Property is a 677,222 sq. ft. 2-story office, manufacturing, industrial warehouse/distribution property located in North Kingstown, Rhode Island. The Precision Park Property, built in 1960, features ceiling clear heights of 22 feet, 44 loading docks and 7 drive-in doors. As of February 23, 2017, the Precision Park Property is 79.1% occupied and leased to four tenants: Amtrol, Anvil International, Regency Transportation and BSM Pump Corp. The Precision Park Property is located adjacent to Hunt River Commons and Frenchtown Plaza Shopping Center and is approximately 1.0 mile off of Route 4, which is a North-South thoroughfare that provides access to Interstate-95 (6.5 miles).

Since acquiring the Precision Park Property in 2016, the borrower sponsor has initiated a $3.1 million capital improvement plan, which includes, among other things, new LED lighting, the removal of interior floors to open up the floor plan, additional loading dock and roof renovations. At loan origination, the borrowers deposited approximately $1.9 million into a replacement reserve account in connection with these renovations and has already spent approximately $1.2 million in respect to such capital improvement plan prior to origination.

The largest tenant at the Precision Park Property, Amtrol (21.0% of Portfolio NRA, 15.8% of U/W Base Rent), is a Rhode Island based water system solutions company that specializes in the storage, treatment, heating, expansion and flow control of residential, commercial and industrial water systems. Amtrol was founded in 1946 and has expanded from the New England market to offices in Canada, Europe and Latin America. Amtrol has been at the Precision Park Property since 2007 and exercised a five-year renewal in 2015, extending its lease through April 2020.

The second largest tenant at the Precision Park Property, Anvil International (18.9% of Portfolio NRA, 15.7% of U/W Base Rent), is a pipe manufacturer that has a presence in a variety of industries including plumbing, mechanical infrastructure, industrial, fire protection, mining, and oil and gas exploration. Anvil International has been in occupancy since 2011 and the borrower sponsor recently executed a lease extension through March 2022. Additionally, since taking occupancy at the Precision Park Property, Anvil International has invested approximately $4 million in equipment at the Precision Park Property, $1.5 million of which was for large machinery.

Mercury Paper, Inc. Property (37.6% of Portfolio NRA, 59.7% of U/W Base Rent)

The Mercury Paper, Inc. Property is a 407,248 sq. ft. industrial warehouse/distribution (394,216 sq. ft.) and office (13,032 sq. ft.) built-to-suit in 2008. The Mercury Paper, Inc. Property is 100.0% occupied by Mercury Paper, Inc. and features ceiling clear heights of 34 feet, 59 loading docks and 2 drive-in doors. The Mercury Paper, Inc. Property serves as the company’s headquarters and is located 80-miles west of Washington D.C. in Strasburg, Virginia. The Mercury Paper, Inc. Property is situated along Interstate-81, which provides north-south access to Maryland, New York, Pennsylvania, Tennessee, Virginia and West Virginia. Additionally, the Mercury Paper, Inc. Property is located approximately 5 miles from Interstate 66, which provides access to Eastern Virginia, Interstate 495, and Washington D.C.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

VA and RI	Collateral Asset Summary – Loan No. 7 EIP Logistics Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 70.8% 1.37x 10.5%

Mercury Paper, Inc. (“Mercury Paper”) was founded in 2009 and produces household paper products sold at retail centers across the United States. The Sinar Mas Group, a global conglomerate, indirectly owns Mercury Paper. The holding company operates a variety of different business units, which focus on pulp and paper manufacturing, financial services, real estate & development, agriculture & food, energy & infrastructure, as well as telecommunications, among other services. Mercury Paper has occupied the facility since it was built to suit in 2008 and since then has invested over $60.0 million in production equipment which included an initial investment of $35.0 - $45.0 million that went towards the installation of two separate production lines, and in 2015, Mercury Paper invested more than $25 million to add a third production line.

Environmental Matters. The Phase I environmental report for the Mercury Paper, Inc. Property dated January 20, 2017 recommended no further action at the Mercury Paper, Inc. Property. The Phase I environmental report for the Precision Park Property dated March 7, 2017 identified past soil and groundwater impacts related to former industrial operation. In 2008, the Rhode Island Department of Environmental Management (“RIDEM”) granted regulatory closure through a “Certificate of Compliance” subject to land use restrictions. In 2015, RIDEM inspected the Precision Park Property and noted compliance with the land use restrictions. The Precision Park Property Phase I recommended continued compliance with the land use restrictions which prohibits (i) residential use of the eastern and western portions of the Precision Park Property and (ii) disturbance of soils without written permission from the department of waste management. See “Description of the Mortgage Pool – Environmental Considerations” in the Preliminary Prospectus.

The Market. The EIP Portfolio Properties are located in two different states. The following chart compares market data to the EIP Portfolio Properties.

Market Overview(1)
Property Name	Market	Submarket	Occupancy			Rental Rate PSF
			In-Place	Market(2)	Appraisal	U/W	Mkt.(2)	Appraisal
Mercury Paper, Inc.	Western Virginia	Shenandoah County	100.0%	92.9%	97.0%	$6.96	$2.98	$5.98
Precision Park	Providence, RI	Washington County	79.1%	92.8%	92.5%	$3.60	$4.87	$3.75
Total / Wtd. Avg.			86.9%	92.9%	94.2%	$5.04	$4.46	$4.59
(1)	Source: Appraisal
(2)	Market data is as of the fourth quarter 2016 for the Mercury Paper, Inc. Property and as of the third quarter 2016 for the Precision Park Property.

Mercury Paper, Inc. Property Industrial Market. As of the fourth quarter 2016, the Shenandoah County industrial submarket contained an overall inventory of approximately 3.0 million sq. ft., had an overall vacancy of 7.1% and an average submarket asking rental rate of $2.98 per sq. ft. The appraiser analyzed comparable leases ranging from $5.15-$7.88 and concluded a market rent for the Mercury Paper, Inc. Property of $5.98

Precision Park Property Industrial Market. As of the third quarter 2016, the Washington County industrial submarket had an overall inventory of approximately 8.3 million sq. ft., a vacancy rate of 7.2% and an average submarket asking rent of $4.87 per sq. ft. The appraiser analyzed comparable leases ranging from $2.75-$4.49 and concluded a market rent for the Precision Park Property of $3.75

Cash Flow Analysis.

Cash Flow Analysis
	2014	2015	2016(3)	U/W	U/W PSF
Base Rent(1)	$4,361,597	$4,416,590	$4,397,096	$4,749,402	$4.38
Value of Vacant Space	0	0	0	531,221	0.49
Gross Potential Rent	$4,361,597	$4,416,590	$4,397,096	$5,280,624	$4.87
Total Recoveries	826,113	817,034	800,147	1,117,245	1.03
Total Other Income	0	0	0	0	0.00
Less: Vacancy(2)	0	0	0	(690,478)	(0.64)
Effective Gross Income	$5,187,710	$5,233,624	$5,197,244	$5,707,390	$5.26
Total Operating Expenses	1,272,746	1,260,109	1,090,454	1,415,568	1.31
Net Operating Income	$3,914,964	$3,973,515	$4,106,789	$4,291,822	$3.96
TI/LC	0	0	0	240,000	0.22
Capital Expenditures	0	0	0	120,000	0.11
Net Cash Flow	$3,914,964	$3,973,515	$4,106,789	$3,931,822	$3.63

(1)	U/W Base Rent is based on the in-place rent roll as of February 2017 and includes rent increases ($1,117,245) through February 2018.
(2)	U/W Vacancy represents 10.8% of gross income; based on 5.0% for Mercury Paper, Inc. Property and 16.5% for Precision Park Property. The EIP Portfolio Properties are currently 86.9% physically occupied. The appraisers’ vacancy conclusions for the Precision Park Property is 7.5% and for the Mercury Paper, Inc. Property is 2.0%.
(3)	The 2016 cash flow reflects a trailing 7-month annualized cash flow for the Precision Park Property, which was acquired in June 2016.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

VA and RI	Collateral Asset Summary – Loan No. 7 EIP Logistics Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 70.8% 1.37x 10.5%

Property Management. The EIP Portfolio Properties are managed by EIP Manager Corp., an affiliate of the borrower sponsors.

Lockbox / Cash Management. The EIP Logistics Portfolio Loan is structured with a hard lockbox and springing cash management.

A “Cash Management Period” will be in effect upon (i) an event of default, (ii) a bankruptcy action of any borrower, borrower sponsor, guarantor or property manager, (iii) the failure by the borrowers at the end of two consecutive calendar quarters, to maintain a debt service coverage ratio of at least 1.15x until the debt service coverage ratio is at least 1.15x for two consecutive quarters, or (iv) the continuance of a Lease Trigger Period, or a Lease Termination Trigger Period. In the event any of (i), (ii) and/or (iii) in the definition of Cash Management Period are in effect (a “Cash Sweep Period”), all excess cash will be held by lender as additional collateral for the EIP Logistics Portfolio Loan.

The Cash Management Period and Cash Sweep Period will terminate upon the cure of the related trigger specified above (or as otherwise specified in the EIP Logistics Portfolio Loan documents); provided, however, in the event the Cash Sweep Period is triggered by (iii), the Cash Sweep Period will end when the debt service coverage ratio of at least 1.25x for 2 consecutive quarters.

A “Lease Trigger Period” will be in effect with respect to (a) any Occupancy Reserve Tenant, upon the earlier of (i) twelve months prior to the expiration date under such Occupancy Reserve Tenant’s lease, (ii) the date on which such Occupancy Reserve Tenant is required to notify the borrowers of its intent to either renew or terminate its lease, (iii) the date on which the Occupancy Reserve Tenant fails to continuously operate, (iv) the date on which the Occupancy Reserve Tenant is involved in any bankruptcy or insolvency proceeding or (v) the date on which the Occupancy Reserve Tenant’s lease terminates or expires; and (b) Mercury Paper, Inc., on the date such tenant gives notice that it intends to terminate its lease or vacate or surrender its demised premises. A Lease Trigger Period will end upon the occurrence of a Lease Cure Event.

A “Lease Cure Event” will occur when (i) an acceptable lease extension is delivered to lender or the premises demised under the lease that triggered the Lease Trigger Period has been re-leased, (ii) the lender has received an acceptable estoppel for each lease extension or acceptable replacement lease, as applicable, (iii) the projected debt service coverage ratio for the EIP Portfolio Properties is equal to or greater than 1.25x taking into account the lease extension or replacement lease, and (iv) no other Lease Trigger Period is in effect and no event that would trigger a Lease Trigger Period or Lease Termination Trigger Period has occurred.

An “Occupancy Reserve Tenant” means each of Amtrol, Mercury Paper, Inc. and Anvil International and any other tenant either (i) occupying more than 100,000 sq. ft. or (ii) exceeding 10% of the gross income from operations.

A “Lease Termination Trigger Period” will commence on the date that one or both of Anvil International or Amtrol gives notice of its intent to terminate its lease or to vacate or surrender its demised premises until re-leased in accordance with the loan agreement.

Initial Reserves. At origination, the borrowers deposited (i) $114,604 into a tax reserve account, (ii) $139,040 into an insurance reserve account, (iii) $1,946,981 into a replacement reserve, (iv) $1,000,000 into a rollover reserve account and (v) $762,775 into a required repairs reserve account. The upfront replacement reserves will be used in connection with the ongoing capital improvement plan at the Precision Park Property.

Ongoing Reserves. The borrowers are required to deposit on a monthly basis (i) 1/12 of the estimated annual real estate taxes, which currently equates to $25,421 into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $11,587, into an insurance reserve account, (iii) $10,000 ($0.01 per sq. ft.) into a replacement reserve account, if the balance in the replacement reserve account falls below $350,000, (iv) $20,000 ($0.02 per sq. ft.) into a rollover reserve account, capped at $2,000,000, and (iii) on each monthly payment date during a Lease Trigger Period, all excess cash flow into the occupancy reserve and during a Lease Termination Trigger Period, 50.0% of excess cash flow into the occupancy reserve.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

VA and RI	Collateral Asset Summary – Loan No. 7 EIP Logistics Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 70.8% 1.37x 10.5%

PENNSYLVANIA
Fannettsburg
Shippensburg
Lancaster
King of Prussia
Philadelphia
PHILADELPHIA INTERNATIONAL AIRPORT
Chambersburg
York
YORK AIRPORT
Gettysburg
Hanover
Shrewsbury
Greencastle
Wilmington
Newark
Hagerstown
MARYLAND
Monkton
Bel Air
Martinsburg
Timonium
Towson
Frederick
WEST VIRGINIA
Baltimore
Columbia
BALTIMORE/WASHINGTON INTERNATIONAL THURGOOD MARSHALL AIRPORT
Winchester
Leesburg
Germantown
Dover
Rockville
1
VIRGINIA INLAND PORT
Reston
Bethesda
Silver Spring
Bowie
Annapolis
Strasburg
Milford
Washington D.C.
Alexandria
DELAWARE
Burke
Easton
Manassas
Georgetown
Seaford
VIRGINIA
Dale City
Waldorf
Cambridge

Taunton
Middleborough
Pawtucket
MASSACHUSETTS
Johnston
Providence
Cranston
Freetown
Rochester
RHODE ISLAND
T. F. GREEN AIRPORT
Warwick
Acushnet
Bristol
Fall River
NEW BEDFORD REGIONAL AIRPORT
2
New Bedford
West Greenwich
PRUDENCE ISLAND
Portsmouth
Dartmouth
North Kingstown
NEWPORT STATE AIRPORT
Jamestown
Newport
MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS

EIP Logistics Portfolio

#	Property Name	Address	City/State	Zip Code
1	Mercury Paper, Inc.	495 Radio Station Road	Strasburg, VA	22657
2	Precision Park	200 Frenchtown Road	North Kingstown, RI	02852

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5725, 5755 and 5775 Mark Dabling Boulevard Colorado Springs, CO 80919	Collateral Asset Summary – Loan No. 8 North Creek Office Complex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 66.5% 1.55x 12.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5725, 5755 and 5775 Mark Dabling Boulevard Colorado Springs, CO 80919	Collateral Asset Summary – Loan No. 8 North Creek Office Complex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 66.5% 1.55x 12.5%

Mortgage Loan Information
Loan Seller:	Rialto Mortgage Finance, LLC
Loan Purpose:	Refinance
Borrower Sponsor:	Zaya S. Younan
Borrower:	Northcreek Complex, LLC
Original Balance:	$26,000,000
Cut-off Date Balance:	$26,000,000
% by Initial UPB:	4.0%
Interest Rate:	5.3000%
Payment Date:	6th of each month
First Payment Date:	May 6, 2017
Maturity Date:	April 6, 2022
Amortization:	Interest Only for the first 12 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(26), D(27), O(7)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$161,846	$30,828
Insurance:	$32,735	$6,235
Replacement:	$91,250	$5,394
TI/LC:	$2,000,000	$40,454
Outstanding TI/LC Funds:	$1,458,394	NAP
Critical Tenant TI/LC Funds:	$1,000,000	Springing
Rent Commencement Funds:	$277,029	NAP
Free Rent Funds:	$146,487	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$80
Balloon Balance / Sq. Ft.:	$76
Cut-off Date LTV:	66.5%
Balloon LTV:	62.7%
Underwritten NOI DSCR(2):	1.87x
Underwritten NCF DSCR(2):	1.55x
Underwritten NOI Debt Yield:	12.5%
Underwritten NCF Debt Yield:	10.3%
Underwritten NOI Debt Yield at Balloon:	13.2%
Underwritten NCF Debt Yield at Balloon:	11.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Colorado Springs, CO
Year Built / Renovated:	1984 / NAP
Total Sq. Ft.:	323,629
Property Management:	Transwestern Property Company SW GP, L.L.C. d/b/a Transwestern
Underwritten NOI:	$3,239,804
Underwritten NCF:	$2,689,635
Appraised Value:	$39,100,000
Appraisal Date:	February 16, 2017

Historical NOI(3)
Most Recent NOI:	$2,499,031 (December 31, 2016)
2015 NOI:	$1,386,781 (December 31, 2015)
2014 NOI:	NAP
2013 NOI:	NAP

Historical Occupancy
Most Recent Occupancy(4):	84.8% (February 1, 2017)
2016 Occupancy:	69.8% (December 31, 2016)
2015 Occupancy:	56.5% (December 31, 2015)
2014 Occupancy:	NAP
(1)	See “Initial Reserves” and “Ongoing Reserves” below.
(2)	Based on the amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.32x and 1.93x respectively.
(3)	Historical NOI was not provided for 2013 - 2014 as the North Creek Office Complex Property was acquired through a foreclosure sale in 2015. Increase in Net Operating Income from 2015 to 2016 is a result of new leases being executed and occupancy increasing from 56.5% to 69.8%.
(4)	Most Recent Occupancy includes 25,927 sq. ft. for PIMA Medical which is expected to take occupancy October 1, 2017. Initial reserves related to PIMA Medial include (a) $1,166,750 for outstanding tenant improvements, (b) $291,679 for outstanding leasing commissions, (c) $277,029 for rent commencement and (d) $129,635 for free rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5725, 5755 and 5775 Mark Dabling Boulevard Colorado Springs, CO 80919	Collateral Asset Summary – Loan No. 8 North Creek Office Complex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 66.5% 1.55x 12.5%

The Loan. The North Creek Office Complex loan (the “North Creek Office Complex Loan”) is a fixed-rate loan secured by the borrower’s fee simple interest in three office buildings totaling 323,629 sq. ft. located at 5725, 5755 and 5775 Mark Dabling Boulevard in Colorado Springs, Colorado (the “North Creek Office Complex Property”) with an original principal balance of $26.0 million. The North Creek Office Complex Loan has a 5-year term and amortizes on a 30-year schedule after 12 months of interest only payments. The North Creek Office Complex Loan accrues interest at fixed rate of 5.3000% per annum and has a Cut-off Date balance of $26.0 million. Loan proceeds were used to refinance existing debt of approximately $9.3 million, fund upfront reserves of approximately $5.2 million, pay closing costs of approximately $0.8 million and return approximately $10.7 million of equity to the borrower.

Based on the “As-Is” appraised value of $39.1 million as of February 16, 2017 the cut-off date LTV ratio is 66.5%. Based on the “As-Stabilized” appraised value of $44.6 million as of March 1, 2019, which, among other things, assumes that the North Creek Office Complex Property has achieved a stabilized occupancy of 92.0%, the cut-off date LTV ratio is 58.3%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$26,000,000	100.0%	Loan Payoff	$9,339,776	35.9%
			Return of Equity	$10,703,022	41.2%
			Upfront Reserves	$5,167,741	19.9%
			Closing Costs	$789,461	3.0%
Total Sources	$26,000,000	100.0%	Total Uses	$26,000,000	100.0%

The Borrower / Borrower Sponsor. The borrower, Northcreek Complex, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with one independent director in its organizational structure. The non-recourse carve-out guarantor is Zaya S. Younan.

Zaya S. Younan is the Chairman and CEO of Younan Properties and has over 14 years of commercial real estate industry experience and more than 30 years of executive management experience with publicly-traded Fortune 500 companies, including General Motors, Johnson Controls, and TRW, among others in the United States, Asia, and Europe. Younan Properties has a portfolio consisting of Class A, high-rise office buildings in the six largest U.S. office markets and employs nearly 150 employees in six cities, with regional service centers in each city. The borrower sponsor reported equity ownership interest in 24 real estate properties, which includes 15 office properties, one retail property, one hotel/golf property, six personal residences and one commercial land property. The borrower sponsor was involved in prior defaults and foreclosures. For additional information regarding the borrower sponsor, see “Description of the Mortgage Pool – Litigation and Other Considerations” and “Description of the Mortgage Pool – Loan Purpose, Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

The Property and Tenants. The North Creek Office Complex Property consists of three adjacent office buildings totaling 323,629 sq. ft. situated on 16.6 acres. The North Creek I building is a two-story building consisting of 108,955 net rentable sq. ft. built in 1984. The North Creek II building is a three-story building consisting of 106,325 net rentable sq. ft. built in 1984. The North Creek III building is a two-story building consisting of 108,349 net rentable sq. ft. built in 1984. Property amenities include a cafeteria, outdoor patio/seating, a conference room and a fitness center on the main level of the North Creek II building and atriums with water features and extensive planters on the first floors of the North Creek I and the North Creek III buildings. Surface parking is available for 1,292 cars (4.0 spaces per 1,000 sq. ft. of NRA), and a single-story subterranean parking garage to the east of the North Creek III building provides an additional 163 spaces.

As of February 1, 2017, the North Creek Office Complex Property is 84.8% leased, which includes PIMA Medical, which tenant is expected to take occupancy and commence paying rent on October 1, 2017.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5725, 5755 and 5775 Mark Dabling Boulevard Colorado Springs, CO 80919	Collateral Asset Summary – Loan No. 8 North Creek Office Complex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 66.5% 1.55x 12.5%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration

CSAA Insurance Services, LLC (2)	NR/NR/NR	73,701	22.8%	$15.00	30.9%	10/31/2018
Firstsource Group USA, Inc.(3)	NR/NR/NR	64,374	19.9%	$10.11	18.2%	Various
PIMA Medical (4)	NR/NR/NR	25,927	8.0%	$13.75	10.0%	9/30/2028
Econolite Group Inc.(5)	NR/NR/NR	17,838	5.5%	$13.00	6.5%	12/31/2026
PMC Sierra, Inc.(6)	NR/NR/NR	15,600	4.8%	$8.92	3.9%	12/31/2017
Total Major Tenant		197,440	61.0%	$12.58	69.4%
Other		77,025	23.8%	$14.20	30.6%
Total Occupied Collateral		274,465	84.8%	$13.03	100.0%
Vacant		49,164	15.2%
Total		323,629	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	CSAA Insurance Services, LLC (“CSAA”) occupies a total of 73,701 sq. ft. across three suites.
(3)	Firstsource Group USA, Inc. (“Firstsource”) leases a total of 64,374 sq. ft. across four suites and has been in occupancy since 2013 under a lease expiring in July 2020 with one, 5-year renewal option. It has a current base rent of $8.00 per sq. ft. on 60,874 sq. ft. expiring July 31, 2020, and $12.00 per sq. ft. on 3,500 sq. ft. leased on a month-to-month (“MTM”) basis. Firstsource has occupied the MTM space since October 2015 and has the right to continue being in occupancy until such time the space is leased to another tenant.
(4)	PIMA Medical (“PIMA”) is expected to take occupancy in October 2017, upon completion of the tenant improvement work, and has two, 5-year renewal options remaining. The tenant is required to commence rent payments in October 2017. Initial reserves related to PIMA include (a) $1,166,715 for outstanding tenant improvements, (b) $291,679 for outstanding leasing commissions, (c) $277,029 for rent commencement and (d) $129,635 for free rent. We cannot assure you that PIMA will take occupancy as expected or at all.
(5)	Econolite Group Inc. has one, 5-year renewal option remaining.
(6)	PMC Sierra, Inc. has two, 5-year renewal options remaining. PMC Sierra, Inc. has a right to terminate at any time with at least six months’ notice prior to the lease expiration date of December 31, 2017.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Sq. Ft. Expiring	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM(2)	6	8,047	2.5%	8,047	2.5%	$5.22	1.2%	1.2%
2017	2	17,675	5.5%	25,722	7.9%	$9.52	4.7%	5.9%
2018	4	82,631	25.5%	108,353	33.5%	$14.68	33.9%	39.8%
2019	1	1,672	0.5%	110,025	34.0%	$15.75	0.7%	40.5%
2020	9	87,370	27.0%	197,395	61.0%	$10.73	26.2%	66.7%
2021	2	11,427	3.5%	208,822	64.5%	$11.00	3.5%	70.2%
2022	1	894	0.3%	209,716	64.8%	$16.30	0.4%	70.6%
2023	0	0	0.0%	209,716	64.8%	$0.00	0.0%	70.6%
2024	1	4,991	1.5%	214,707	66.3%	$22.75	3.2%	73.8%
2025	0	0	0.0%	214,707	66.3%	$0.00	0.0%	73.8%
2026	2	19,969	6.2%	234,676	72.5%	$13.05	7.3%	81.1%
2027	0	0	0.0%	234,676	72.5%	$0.00	0.0%	81.1%
Thereafter	2	39,789	12.3%	274,465	84.8%	$16.99	18.9%	100.0%
Vacant	NAP	49,164	15.2%	323,629	100.0%	NAP	NAP
Total / Wtd. Avg.	30	323,629	100.0%			$13.03	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)	MTM includes 1,590 sq. ft., which is related to common amenities spaces at the North Creek Office Complex Property and no rent is attributed to such spaces.

CSAA (73,701 sq. ft.; 22.8% of NRA; 30.9% of U/W Base Rent) Headquartered in Walnut Creek, California, CSAA offers automobile, homeowners, and other personal lines of insurance to AAA members. CSAA sells its products through sales representatives and independent agents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5725, 5755 and 5775 Mark Dabling Boulevard Colorado Springs, CO 80919	Collateral Asset Summary – Loan No. 8 North Creek Office Complex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 66.5% 1.55x 12.5%

CSAA has been in occupancy since July 2004 and occupies a total of 73,701 sq. ft. across three suites. CSAA’s lease expires in October 2018 and has no remaining renewal options. Its current base rent of $14.50 per sq. ft. will increase to $15.00 per sq. ft. in November 2017.

Firstsource (64,374 sq. ft.; 19.9% of NRA; 18.2% of U/W Base Rent) Firstsource is a provider of business process outsourcing services and is headquartered in Mumbai, India. Firstsource provides customized business process management to customers in the banking and financial services, customer services, telecom and media, and healthcare sectors. Its clients include Fortune 500 financial services, telecommunications and healthcare companies. Firstsource has operations in India, the US, Ireland, the UK, and the Philippines. Firstsource has a credit rating of A- from Crisil, an S&P subsidiary in India.

Firstsource leases a total of 64,374 sq. ft. across four suites and has been in occupancy since 2013 under a lease expiring in July 2020 with one, 5-year renewal option. It has a current base rent of $8.00 per sq. ft. on 60,874 sq. ft. leased through 2020, and $12.00 per sq. ft. on 3,500 sq. ft. leased on a MTM basis. In August 2017, its base rent will increase to $10.00 per sq. ft., and then to $11.00 per sq. ft. in August 2019.

PIMA (25,927 sq. ft.; 8.0% of NRA; 10.0% of U/W Base Rent) Established in Tucson in 1972, PIMA is a for-profit medical career college with locations throughout the western United States. PIMA is a private, family owned, accredited school dedicated to providing students with education that offers theoretical classroom studies coupled with real world hands-on training on-site at medical facilities. PIMA offers associate and bachelor’s degree programs, for a career as a medical assistant, veterinary assistant and pharmacy technician and in radiography. PIMA operates 17 campuses as well as an online division. The medical career college has a presence in eight western states with ground locations in Albuquerque, New Mexico, Tucson, Phoenix and Mesa, Arizona, Denver, Aurora and Colorado Springs, Colorado, Seattle and Renton, Washington, Las Vegas, Nevada, Houston and El Paso, Texas, Chula Vista, California, and Dillon, Missouri.

PIMA is expected to take occupancy in October 2017 of 25,927 sq. ft. under a lease expiring in September 2028, with two, 5-year renewal options. Its current base rent of $13.75 per sq. ft. will increase $0.50 per sq. ft. annually. PIMA is required to commence paying rent in October 2017. We cannot assure you that PIMA will take occupancy as expected or at all.

Environmental Matters. The Phase I environmental report dated February 27, 2017 recommended the implementation of an asbestos operation and maintenance plan at the North Creek Office Complex Property, which is currently in place.

The Market. The North Creek Office Complex Property is located in the Colorado Springs, Colorado Metropolitan Statistical Area (the “Colorado Springs MSA”) in El Paso County, Colorado. The Colorado Springs MSA’s economy is primarily driven by the defense, technology, and tourism industries. The defense sector represents the region’s top four employers, including Fort Carson, Peterson Air Force Base, Schriever Air Force Base, and the Air Force Academy.

The North Creek Office Complex Property is located approximately nine miles north of the Colorado Springs Central Business District. Primary access to the neighborhood is provided by Interstate 25, Centennial Boulevard, Chestnut Street, Nevada Avenue, Union Street and Academy Boulevard. Interstate 25 provides regional access to the Colorado Springs MSA, traversing in a north/south direction and providing access to Denver, Colorado approximately 70 miles north.

The North Creek Office Complex Property’s neighborhood includes a mix of commercial and residential uses. Commercial uses include retail, office, and industrial. The primary employment centers are situated to the north and south of the North Creek Office Complex Property and include the Colorado Springs Technological Center, the Briargate Business Center, and businesses located along the Garden of Gods corridor. Notable businesses in this corridor include county agencies, Goodwill Industries, the Space Foundation, Affiliated Computer Services, and Premier Global Services. Other notable commercial uses in the North Creek Office Complex Property’s neighborhood include the Air Force Academy Airfield, the University of Colorado at Colorado Springs (UCCS), and various parks and golf courses.

The North Creek Office Complex Property is located within the Colorado Springs office market, which contains approximately 29.3 million sq. ft. of office space. As of the fourth quarter of 2016, the overall vacancy was 12.0%, with an average rental rate of $10.91 per sq. ft.

The North Creek Office Complex Property is located within the Northwest office submarket, which contains approximately 5.8 million sq. ft. of office space. As of the fourth quarter of 2016, the submarket’s overall vacancy was 16.1% with an average rental rate of $11.37 per sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5725, 5755 and 5775 Mark Dabling Boulevard Colorado Springs, CO 80919	Collateral Asset Summary – Loan No. 8 North Creek Office Complex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 66.5% 1.55x 12.5%

The appraiser identified a competitive set of five properties totaling approximately 490,873 sq. ft. constructed between 1984 and 1998. The competitive set’s rental rates range from $11.50 to $14.72 per sq. ft. with vacancy rates ranging from 15.0% to 32.0%.

Office Rent Comparables(1)
Building	Size (NRA)	Year Built/ Renovated	Leased %	Base Rent (PSF)
North Creek Office Complex Property	323,629(2)	1984	84.8%(2)	$8.92 - $23.05(2)
Tech Center II	146,215	1998	72.0%	$13.25 - $14.00
Tech Center VI	104,439	1986	68.0%	$11.50 - $14.00
One Commerce Center	79,210	1984	81.0%	$11.88 - $12.50
The Presidio	83,084	1987	85.0%	$12.50 - $14.72
Chapel Hills Atrium	77,925	1985	74.0%	$12.25 - $14.00
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll as of February 1, 2017.

Cash Flow Analysis.

Cash Flow Analysis
	2015(1)	2016(1)	UW	U/W PSF
Base Rent(2)	$1,948,244	$2,771,130	$3,577,287	$11.05
Value of Vacant Space	0	0	671,884	2.08
Gross Potential Rent	$1,948,244	$2,771,130	$4,249,170	$13.13
Total Recoveries	1,699,877	2,034,340	2,589,916	8.00
Other Income(3)	2,772	4,241	4,241	0.01
Vacancy(4)	0	0	(989,707)	(3.06)
Effective Gross Income	$3,650,892	$4,809,711	$5,853,620	$18.09
Total Operating Expenses	2,264,111	2,310,681	2,613,816	8.08
Net Operating Income	$1,386,781	$2,499,031	$3,239,804	$10.01
TI/LC	0	0	485,444	1.50
Capital Expenditures	0	0	64,726	0.20
Net Cash Flow	$1,386,781	$2,499,031	$2,689,635	$8.31
(1)	Increase in Net Operating Income from 2015 to 2016 is a result of new leases being executed and occupancy increasing from 56.5% to 69.8%.
(2)	U/W Base Rent is based on in-place rents as of February 1, 2017 and includes $176,834 in rent steps through March 2018.
(3)	Other Income consists of parking income and after hours utility charges.
(4)	Vacancy is based on an in-place economic vacancy of 14.5%, which is less than the West submarket vacancy rate of 15.9%. The appraiser concluded a stabilized vacancy rate of 8.0%.

Property Management. The North Creek Office Complex Property is managed by Transwestern Property Company SW GP, L.L.C. d/b/a Transwestern.

Lockbox / Cash Management. The North Creek Office Complex Loan is structured with a springing hard lockbox and springing cash management. The North Creek Office Complex Loan documents also require that all revenues received by the borrower or the property manager be deposited into the lockbox account within one business day of receipt. Upon the occurrence and continuance of a Cash Management Trigger Event the borrower is required to establish a lender-controlled lockbox account and instruct tenants to deposit rents into such lockbox account. Pursuant to the North Creek Office Complex Loan documents, all excess funds after payment of debt service and required reserves on deposit will be applied as follows: (a) if a Cash Sweep Event is not in effect, to the borrower; (b) if a Cash Sweep Event is in effect (x) due to the existence of a Critical Tenant Trigger Event to the Critical Tenant TI/LC account until the applicable Critical Tenant Trigger Event cure has occurred and (y) and no Critical Tenant Trigger Event is in effect, to the excess cash flow account.

A “Cash Management Trigger Event” will be in effect (i) if an event of default has occurred or is continuing until cured; (ii) upon the borrower’s second late debt service payment within a 12-month period until the debt service payments have been paid on time for 6 consecutive months; (iii) upon the occurrence of a bankruptcy action of the borrower, the guarantor or the property manager until such bankruptcy petition has been discharged, stayed, or dismissed within 90 days for the borrower and the guarantor and within 120 days for the property manager, and certain other conditions have been satisfied; (iv) if the debt service coverage ratio, based on the trailing 12-

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5725, 5755 and 5775 Mark Dabling Boulevard Colorado Springs, CO 80919	Collateral Asset Summary – Loan No. 8 North Creek Office Complex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 66.5% 1.55x 12.5%

month period immediately preceding the date of such determination, is less than 1.20x until the debt service coverage ratio is greater than 1.25x for two consecutive quarters, and certain other conditions have been satisfied ; or (v) upon the occurrence of a Critical Tenant Trigger Event until cured.

A “Cash Sweep Event” will be in effect (i) if an event of default has occurred or is continuing until cured; (ii) upon the occurrence of a bankruptcy action of the borrower, the guarantor or the property manager until such bankruptcy petition has been discharged, stayed, or dismissed within 90 days for the borrower and the guarantor and within 120 days for the property manager, and certain other conditions have been satisfied; (iii) if the debt service coverage ratio, based on the trailing 12-month period immediately preceding the date of such determination, is less than 1.10x until the debt service coverage ratio is greater than 1.15x for two consecutive quarters, and certain other conditions have been satisfied ; or (iv) upon a Critical Tenant Trigger Event until cured.

A “Critical Tenant Trigger Event” will occur on the date that (i) CSAA or any replacement tenant (each, a “Critical Tenant” and each related lease, a “Critical Tenant Lease”) gives notice of its intention to not extend or renew its lease; (ii) is six months prior to the expiration date of a Critical Tenant Lease if the related tenant fails to give notice of its election to renew its lease; (iii) is on or prior to the date on which a Critical Tenant is required under its lease to notify the borrower of its election to renew its lease if such Critical Tenant fails to give such notice; (iv) an event of default under a Critical Tenant Lease exists; (v) a bankruptcy action of a Critical Tenant occurs; or (vi) a Critical Tenant discontinues its normal business operations. A Critical Tenant Trigger Event will not occur so long as (a) no other Cash Management Trigger Event exists and (b) either (1) the borrower deposits no less than $1,400,000 (exclusive of the initial TI/LC deposit) in the Critical Tenant TI/LC account (which amount may be a combination of a letter of credit or cash which equals $1,400,000), or (2) the North Creek Office Complex Property achieves a debt yield of 9.0%. A Critical Tenant Trigger Event will end (a) with respect to clauses (i), (ii) or (iii) on the date that (1) a Critical Tenant Lease extension is executed and delivered by the borrower and the related tenant improvement costs, leasing commissions and other material costs and expenses have been deposited into the Critical Tenant TI/LC f account; or (2) a Critical Tenant Space Re-tenanting Event has occurred; (b) with respect to clause (iv) after a cure of the applicable event of default; (c) with respect to clause (v) after an affirmation that the Critical Tenant is actually paying all rents and other amounts under its lease; (d) with respect to clause (vi) after the Critical Tenant re-commences its normal business operations or a Critical Tenant Space Re-tenanting Event has occurred; or (e) after the debt yield for the North Creek Office Complex Property achieves 9.0%.

A “Critical Tenant Space Re-tenanting Event” will occur on the date on which each of the following conditions have been satisfied: (i) a Critical Tenant space has been leased to one or more replacement tenants for a term of at least five years and on terms that are acceptable to the lender; (ii) all tenant improvement costs, leasing commissions and other material costs and expenses relating to the re-letting of the space have been paid in full; and (iii) the replacement tenant(s) are conducting normal business operations at the related Critical Tenant space.

Initial Reserves. At loan origination, the borrower deposited (i) $161,846 into a tax reserve account; (ii) $32,735 into an insurance reserve account; (iii) $91,250 into a capital expenditures reserve account; (iv) $2,000,000 into a rollover reserve account; and (v) $1,000,000 into a critical tenant TI/LC funds reserve account. In addition, (i) $1,458,394 was deposited in an outstanding TI/LC funds reserve account which represents the aggregate of (a) $1,166,715 for outstanding tenant improvements and (b) $291,679 for outstanding leasing commissions for PIMA; (ii) $277,029 was deposited in a rent commencement funds account for PIMA; and (iii) $146,487 was deposited into a free rent funds reserve which represents the aggregate of $129,635 for PIMA and $16,852 for Empire Title.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit (i) 1/12 of the estimated annual real estate taxes, which currently equates to $30,828; (ii) 1/12 of the estimated insurance premiums, which currently equates to $6,235; (iii) a replacement reserve in an amount equal to $5,394; and (iv) a TI/LC reserve in an amount equal to $40,454.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. Not permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5725, 5755 and 5775 Mark Dabling Boulevard Colorado Springs, CO 80919	Collateral Asset Summary – Loan No. 8 North Creek Office Complex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 66.5% 1.55x 12.5%

NORTH CREEK I

Floor	Suites
2	Firstsource Group USA, Inc. 57,786 SF 7/2020
1	Vacant 7,266 SF; Vacant 3,785 SF; Firstsource Group USA, Inc. 1,750 SF MTM; Firstsource Group USA, Inc. 1,750 SF MTM; Firstsource Group USA, Inc. 3,088 SF 7/2020; Vacant 6,239 SF; Vacant 1,364 SF; PIMA Medical 25,927 SF 9/2028

NORTH CREEK II

Floor	Suites
3	Econolite Group Inc. 17,838 SF 12/2026; PHHC Acquisition Corporation 5,985 SF 2/2021; GSA Alcohol Tobaco & Firearms 4,991 SF 8/2024; Vacant 2,156 SF; Forbes Professional Services Inc. 2,131 SF 6/2026; Oddyssey Healthcare Operating A LP 5,442 SF 2/2021
2	Wilson and Company, Inc. 9,500 SF 4/2020; Altus Wealth Group 1,729 SF 9/2022; Empire Title 1,802 SF 9/2020; Lacey Fugleberg, Tracy Thornlow & Clay Sorrick Jr. 1,625 SF 7/2020; Merrick and Company 1,672 SF 7/2019; Imprimis, Inc. 5,576 SF MTM; GSA Drug Enforcement Administration 13,862 SF 9/2028
1	PMC Sierra, Inc. 15,600 SF 12/2017; Empire Title 5,599 SF 9/2020; Amazing Care HHS, Inc. 2,075 SF 8/2017; Empire Title 1,228 SF 9/2020; Compass Group USA, Inc. 2,957 SF MTM; USA ACOE 894 SF 8/2022; Empire Title 2,073 SF 9/2020
LL	BOMA 617 SF MTM; Vacant 612 SF; Vacant 361 SF

NORTH CREEK III

Floor	Suites
2	CSAA Insurance Services, LLC 66,915 SF 10/2018
1	Vacant 15,832 SF; CSAA Insurance Services, LLC 286 SF 10/2018; Illumon 4,669 SF 5/2020; CSAA Insurance Services, LLC 6,500 SF 10/2018; Vacant 5,217 SF; EMC Corporation 8,930 SF 9/2018

Vacant | Building | MTM | 2017 – 2018 | 2019 – 2020 | 2021 – 2022 | 2023+

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5725, 5755 and 5775 Mark Dabling Boulevard Colorado Springs, CO 80919	Collateral Asset Summary – Loan No. 8 North Creek Office Complex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 66.5% 1.55x 12.5%

North Creek Office Complex
5725, 5755 and 5775 Mark Dabling Boulevard
Colorado Springs, CO 80919
Gleneagle
Gleneagle Golf Club
NORTHGATE
UNITED STATES AIR FORCE ACADEMY
STADIUM BLVD
Pikes Peak Community College - Rampart
USAF ACADEMY AIRSTRIP
Pine Creek Golf Club
BRIARGATE PKWY
RESEARCH PKWY
BRIARGATE
W. WOODMEN RD
E WOODMEN RD
N UNION BLVD
RANGEWOOD DR
POWERS BLVD
VOLLMER RD
Pulpit Rock Park
N. ACADEMY BLVD
Pike National Forest
University of Colorado at Colorado Springs
Sky Sox Stadium
Kissing Camels Golf Course
Colorado Springs Country Club
Springs Ranch Golf Course
Garden of the Gods
N POWERS BLVD
N NEVADA AVE
Patty Jewett Municipal GC
Cherokee Ridge Golf Club
PALMER PARK BLVD
Manitou Springs
MIDLAND EXPY
Colorado College
Colorado Springs
Cimarron Hills
US Olympic Training Center
E. PLATTE AVE
S. ACADEMY BLVD
DOWNTOWN
Bear Creek Regional Park
Prospect Lake
Valley Hi Municipal GC
Peterson Air Force Base GC
S. MARKSHEFFEL RD
SOUTHEAST COLORADO SPRINGS
OLD COLORADO CITY
Hotel Elegante Conference & Event Center
DoubleTree by Hilton Colorado Springs World Arena
CITY OF COLORADO SPRINGS MUNICIPAL AIRPORT
Broadmoor World Arena
HANCOCK EXPY
Broadmoor Golf Club
Country Club of Colorado
Stratmoor
Broadmoor Mountain Course
POWERS BLVD
Pikes Peak Community College
SOUTHWEST COLORADO SPRINGS
FORT CARSON
Security-Widefield
MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
Boulder
Broomfield
Denver
Aurora
Lakewood
Littleton
Castle Rock
Pike National Forest
Monument
USAF ACADEMY
Peyton
Colorado Springs
FORT CARSON

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1010 Front Avenue and 1051, 1060, 1091, 1111 and 1121 West 10th Street Cleveland, OH 44113	Collateral Asset Summary – Loan No. 9 Flats East Bank Phase I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,954,955 65.6% 1.37x 11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1010 Front Avenue and 1051, 1060, 1091, 1111 and 1121 West 10th Street Cleveland, OH 44113	Collateral Asset Summary – Loan No. 9 Flats East Bank Phase I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,954,955 65.6% 1.37x 11.1%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor:	Scott A. Wolstein; Iris S. Wolstein Trust
Borrower(1):	Various
Original Balance:	$24,000,000
Cut-off Date Balance:	$23,954,955
% by Initial UPB:	3.7%
Interest Rate:	5.8850%
Payment Date:	6th of each month
First Payment Date:	May 6, 2017
Maturity Date:	April 6, 2027
Amortization:	360 months
Additional Debt:	None
Call Protection(2):	L(26), D(90), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes(4):	$90,000	$75,216
Insurance:	$51,000	Springing
Parking(5):	$250,000	NAP
TI/LC:	$0	$2,764
FF&E:	$0	$22,550
Replacement:	$0	$415
Seasonality:	$0	$100,000
PIP Funds:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$187
Balloon Balance / Sq. Ft.:	$158
Cut-off Date LTV:	65.6%
Balloon LTV:	55.5%
Underwritten NOI DSCR:	1.55x
Underwritten NCF DSCR:	1.37x
Underwritten NOI Debt Yield:	11.1%
Underwritten NCF Debt Yield:	9.8%
Underwritten NOI Debt Yield at Balloon:	13.1%
Underwritten NCF Debt Yield at Balloon:	11.5%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type(6):	Mixed Use / Hospitality/Retail
Collateral:	Fee Simple
Location:	Cleveland, OH
Year Built / Renovated:	2013, 2015 / NAP
Total Sq. Ft.(6):	128,070
Property Management:	Carique Hospitality, LLC; Flats East Bank Management LLC; Shaia’s Parking, Inc.
Underwritten NOI:	$2,648,050
Underwritten NCF:	$2,339,305
Appraised Value(7):	$36,520,000
Appraisal Date:	December 5, 2016

Historical NOI
Most Recent NOI:	$2,750,185 (T-12 February 28, 2017)
2016 NOI:	$2,836,370 (December 31, 2016)
2015 NOI:	$2,701,483 (December 31, 2015)
2014 NOI:	$2,729,219 (December 31, 2014)

Historical Occupancy(8)
Most Recent Occupancy:	78.7% (February 28, 2017)
2016 Occupancy:	79.1% (December 31, 2016)
2015 Occupancy:	83.7% (December 31, 2015)
2014 Occupancy:	81.8% (December 31, 2014)
(1)	See “The Borrowers / Borrower Sponsors” below.

(2)	Partial release is permitted. See “Partial Release” below.

(3)	See “Initial Reserves” and “Ongoing Reserves” below.

(4)	See “Tax Incremental Financing” below.

(5)	At loan origination, the borrowers deposited $250,000 into a parking reserve. See “Initial Reserves” below.

(6)	The Flats East Bank Phase I Property is a mixed-use development comprised of (i) the 150-key (94,904 sq. ft.) Aloft Cleveland Downtown, (ii) 33,166 sq. ft. of retail and (iii) a 174-space surface parking lot.

(7)	The “As-Is” appraised value represents the combined values of (i) $26,700,000 for the Hotel Component, (ii) $4,900,000 for the Retail Component and (iii) $4,920,000 for the Parking Component.

(8)	The Historical Occupancy represents a weighted average of the Hotel Component’s historical occupancy and the Retail Component’s historical occupancy.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1010 Front Avenue and 1051, 1060, 1091, 1111 and 1121 West 10th Street Cleveland, OH 44113	Collateral Asset Summary – Loan No. 9 Flats East Bank Phase I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,954,955 65.6% 1.37x 11.1%

The Loan. The Flats East Bank Phase I loan (the “Flats East Bank Phase I Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in a mixed-use property comprised of (i) the 150-key Aloft Cleveland Downtown, (ii) 33,166 sq. ft. of retail and (iii) a 174-space surface parking lot located in Cleveland, Ohio (the “Flats East Bank Phase I Property”) with an original principal balance of $24.0 million. The Flats East Bank Phase I Loan has a 10-year term and amortizes on a 30-year schedule. The Flats East Bank Phase I Loan accrues interest at a fixed rate equal to 5.8850% and has a Cut-off Date balance of approximately $24.0 million. The Flats East Bank Phase I Loan proceeds were used to retire existing debt of approximately $20.5 million, fund upfront reserves of approximately $0.4 million, pay origination costs and return approximately $2.1 million of equity to the borrower sponsors. Based on the “As-Is” appraised value of $36.52 million as of December 5, 2016, the cut-off date LTV is 65.6%. The most recent financing of the Flats East Bank Phase I Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$24,000,000	100.0%	Loan Payoff(1)	$20,535,973	85.6%
			Return of Equity	$2,066,302	8.6%
			Closing Costs	$1,006,725	4.2%
			Reserves	$391,000	1.6%
Total Sources	$24,000,000	100.0%	Total Uses	$24,000,000	100.0%
(1)	The loan proceeds were used to repay certain secured obligations that were incurred in connection with the development of the Flats East Bank Phase I Property. Such debt no longer encumbers any portion of the Flats East Bank Phase I Property.

The Borrowers / Borrower Sponsor. The borrowers, Flats East 1111 Hotel LLC, Flats East Phase I Retail LLC, Flats East Northeast Surface Parking LLC and Flats East Triangle Parcel D LLC, are each single purpose Ohio limited liability companies structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsors of the borrower and non-recourse carve-out guarantors are Scott A. Wolstein and Iris S. Wolstein Trust.

Scott Wolstein is the Chairman and CEO of Starwood Retail Partners, which currently manages over $7.0 billion of real estate. Mr. Wolstein previously served as Chairman and CEO of Developers Diversified Realty (“DDR”), a publicly traded REIT. Under Mr. Wolstein’s leadership, DDR had ownership and management of nearly $20 billion of real estate assets, including retail power centers and community centers, comprising over 160 million sq. ft. of gross leasable area in the United States, Puerto Rico, and Brazil.

The Property. The Flats East Bank Phase I Property is a mixed-use property located along the Lake Erie riverfront in downtown, Cleveland, Ohio. The Flats East Bank Phase I Property was constructed in 2013 and consists of (i) a 150 key (94,904 sq. ft.), Aloft Cleveland Downtown hotel, (b) 33,166 sq. ft. of retail and (iii) a 174 space surface parking lot. The borrower sponsor reported that its total cost basis in the Flats East Bank Phase I Property was approximately $49.5 million.

The Flats East Bank Phase I Property is part of a larger development known as the Flats East Bank development (the “Development”). The Development is an over $500 million waterfront project. Phase I of the Development includes the Flats East Bank Phase I Property in addition to an 18-story office building with 500,000 sq. ft. of office space, known as Ernst & Young Tower and a number of restaurants. Phase II includes (a) a 241-unit luxury apartment building, (b) 1,200 sq. ft. of riverfront boardwalk and (c) recently opened restaurants such as Alley Cat Oyster Bar, Big Bang Dueling Piano Bar, FWD Day + Nightclub, Punch Bowl Social, Crop Stix and Crop Rocks. Planning for Phase III of the Development is currently underway and is set to include a movie theater, street level retail and 100 additional residences. Phase II and Phase III are not collateral for the Flats East Bank Phase I Loan.

Aloft Hotel (94,904 sq. ft., 74.1% of NRA, 83.2% of U/W Revenue)

The Aloft Cleveland Downtown (“Aloft Hotel” or the “Hotel Component”) is a 150-key, select-service boutique hotel (94,904 sq. ft., 74.1% of NRA) situated on floors three through eight of the Flats East Bank Phase I Property. The Aloft Hotel opened in 2013 and features loft-style guestrooms with 110 king rooms and 40 double queen rooms, which are all equipped with 42” LCD TVs and in-room refrigerators. Amenities include 3,630 sq. ft. of conference/ meeting space, business center, fitness center, a “Re:fuel” brand lounge, “WXYZ” Bar, on-site parking, concierge services, luggage storage, ice machines and dry cleaning services.

The Aloft brand is a modern boutique style hotel that targets young, urban business and leisure travelers. According to the company website, Aloft is currently developing or operating 252 hotels worldwide. The brand is owned by Starwood Hotels & Resorts Worldwide, which was acquired by Marriott International in October 2016.

The Aloft Hotel operates under a franchise agreement with The Sheraton LLC, a subsidiary of Marriott International, L.L.C. that expires in June 2033.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1010 Front Avenue and 1051, 1060, 1091, 1111 and 1121 West 10th Street Cleveland, OH 44113	Collateral Asset Summary – Loan No. 9 Flats East Bank Phase I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,954,955 65.6% 1.37x 11.1%

Retail Component (33,166 sq. ft., 25.9% of NRA, 10.5% of U/W Revenue)

The Flats East Bank Phase I Property also includes 33,166 sq. ft. (25.9% of NRA) of retail space that as of February 28, 2017 was 90.9% occupied, with four tenants (“Retail Component”). The Retail Component has 29,840 sq. ft. of retail located on the first and second floor of the Aloft Hotel building, with the remaining 3,326 sq. ft. located in a freestanding building (the “Parcel D”) across the street from the Aloft Hotel building. The tenants in the Retail Component include EB Fitness (16,071 sq. ft., 12.5% of total NRA), Bold Eatery (5,689 sq. ft., 4.4% of total NRA), Lago Flats (5,060 sq. ft.; 4.0% of total NRA), which also provides room service and meeting/banquet space for the Aloft Hotel, and Flip Side (3,326 sq. ft., 2.6% of NRA), which is located in the building on Parcel D.

Retail Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area(1)	U/W Base Rent PSF	% of Total U/W Base Rent(1)	Lease Expiration
EB Fitness(2)	NR/NR/NR	16,071	48.5%	$11.20	28.3%	12/31/2017
Bold Eatery	NR/NR/NR	5,689	17.2%	$22.39	20.0%	12/31/2025
Lago Flats	NR/NR/NR	5,060	15.3%	$43.64	34.7%	8/31/2028
Flip Side	NR/NR/NR	3,326	10.0%	$32.54	17.0%	4/30/2025
Total Occupied Collateral		30,146	90.9%	$21.11	100.0%
Vacant		3,020	9.1%
Total		33,166	100.0%

(1)	Represents Net Rentable Area and U/W Base Rent as a percentage of Net Rentable Area and U/W Base Rent associated with the Retail Component. Retail Component accounts for 25.9% of NRA at the Flats East Bank Phase I Property and 10.5% of U/W Revenue.

(2)	The borrower sponsor holds a UCC claim on the fitness equipment in the space. Should the existing tenant vacate, the borrower sponsor would be able to keep the equipment for another operator.

Parking Lot (174 spaces, 6.3% of U/W Revenue)

Additional collateral for the Flats East Bank Phase I Property is a 174-space surface parking lot (the “Parking Lot” or the “Parking Component”) that is used by retail shoppers and others for daily, monthly and event parking.

Annual Parking Income(1)
	2014	2015	2016
Income	$330,507	$439,605	$515,447
(1)	Source: Appraisal.

The Parking Lot is managed by Shaia’s Parking, Inc., which is an affiliate of the borrowers. Shaia’s Parking, Inc. is a family owned and operated company that is the largest locally owned parking operator in Cleveland with over 24 owned and operated facilities with a combined total of over 1,000 garage spaces and more than 3,000 surface lot spaces. Shaia’s Parking, Inc. has been operating in Cleveland for over 40 years.

Environmental Matters. The Phase I environmental report dated February 28, 2017 identified prior remediation activities related to a past industrial use at the Flats East Bank Phase I Property. The Ohio EPA granted closure on December 20, 2010 in connection with a recorded deed restriction that prohibits residential use or use of groundwater at the property and requires that the vapor migration system remain operable. The Phase I recommended continued compliance with the Ohio EPA conditions and restrictions. The current use of the Flats East Bank Phase I Property does not violate the deed restriction. See “Description of the Mortgage Pool—Use Restrictions” in the Preliminary Prospectus.

The Market.

The Flats East Bank Phase I Property and Development is located along the Lake Erie riverfront in downtown Cleveland, Ohio. Cleveland is the second largest city in Ohio and is home to corporate headquarters of many companies such as Applied Industrial Technologies, Cliffs Natural Resources, Forest City Enterprises, NACCO Industries, Sherwin-Williams Company and KeyCorp. NASA also maintains a facility in Cleveland. Within a 3-mile radius of the Flats East Bank Phase I Property and the Development, the 2016 population and 2016 average household income were 77,114 and $42,106 respectively. The surrounding area is approximately 67% office space, 21% multifamily, 6% retail and 6% industrial space.

Lodging demand factors are largely comprised of commercial-orientated generators as well as leisure demand. Commercial demand generators include AT&T, American International Group, Case Western Reserve University, Ernst & Young, IBM, Key Bank, Merrill

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1010 Front Avenue and 1051, 1060, 1091, 1111 and 1121 West 10th Street Cleveland, OH 44113	Collateral Asset Summary – Loan No. 9 Flats East Bank Phase I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,954,955 65.6% 1.37x 11.1%

Lynch, Sherwin Williams and University Hospitals. Leisure demand includes Cedar Point Amusement Park, Cleveland Browns Football, Cleveland Cavaliers Basketball, Cleveland Indians Baseball, Cleveland Lake Erie Monsters, House of Blues and the Rock-N-Roll Hall of Fame.

According to a third party hospitality research report, as of March 17, 2016, the Aloft Hotel was reported as having occupancy, ADR and RevPAR of 74.4%, $143.27 and $106.61, respectively. The Aloft hotel reported penetration rates of 108.6%, 113.8% and 123.5% for occupancy, ADR and RevPAR, respectively.

Historical Occupancy, ADR, RevPAR – Competitive Set(1)
	Flats East Bank Phase I Property			Competitive Set(2)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 February 2017	74.4%	$143.27	$106.61	68.5%	$125.94	$86.31	108.6%	113.8%	123.5%
T-12 February 2016	78.8%	$136.83	$107.88	72.2%	$126.26	$91.11	109.3%	108.4%	118.4%
T-12 February 2015	75.1%	$130.07	$97.68	73.0%	$116.57	$85.06	102.9%	111.6%	114.8%
(1)	Source: Hospitality research report.

(2)	Includes Comfort Inn Cleveland Downtown, Courtyard Cleveland Independence, Hampton Inn Cleveland Downtown, Holiday Inn Express Cleveland Downtown and Hilton Garden Inn Cleveland Downtown.

Cash Flow Analysis.

Cash Flow Analysis
	2014	2015	2016	T-12 2/28/2017	U/W
Occupancy	75.4%	77.4%	74.9%	74.4%	74.4%
ADR	$132.04	$140.08	$147.21	$145.22	$145.22
RevPAR	$99.61	$108.45	$110.27	$108.06	$108.06

Room Revenue	$5,453,620	$5,937,669	$6,053,969	$5,916,032	$5,916,032
F&B Revenue	886,883	828,281	666,427	634,962	634,962
Other Departmental Revenue(1)	168,297	160,761	225,654	214,105	214,105
Commercial Revenue(2)	1,496,476	1,286,522	1,381,826	1,380,182	1,367,815
Total Revenue	$8,005,276	$8,213,233	$8,327,876	$8,145,282	$8,132,914
Departmental Expenses	2,116,197	2,200,325	1,998,798	1,950,013	1,950,013
General/Unallocated Expenses	2,607,631	2,760,955	2,934,178	2,887,044	3,008,642
Gross Operating Profit	$3,281,448	$3,251,953	$3,394,899	$3,308,224	$3,174,259
Total Fixed Charges	552,229	550,470	558,530	558,039	526,208
Net Operating Income	$2,729,219	$2,701,483	$2,836,370	$2,750,185	$2,648,050
Capital Reserve	0	0	0	0	270,604
Extraordinary Capital Expenditure	0	0	0	0	38,141
Net Cash Flow	$2,729,219	$2,701,483	$2,836,370	$2,750,185	$2,339,305
(1)	Other Departmental Revenue includes banquet income.

(2)	Commercial Revenue represents the income associated with the Retail Component ($852,368) based on the in-place rent roll dated February 28, 2017 and the Parking Lot ($515,447) based on 2016 revenue.

Property Management. The Flats East Bank Phase I Property is managed by Carique Hospitality, LLC, Flats East Bank Management LLC and Shaia’s Parking, Inc., which are affiliates of the borrower.

Lockbox / Cash Management. The Flats East Bank Phase I Loan is structured with a hard lockbox and springing cash management. The borrowers are required to instruct the tenants (and with respect to the Aloft Hotel portion, credit card companies) to deposit rents directly into a lender controlled lockbox account. In-place cash management and an excess cash flow sweep will commence upon: (i) the occurrence of any event of default, until cured; (ii) the occurrence of any bankruptcy action of the borrowers, borrower sponsors, guarantors or property managers, until such bankruptcy action is cured; (iii) the failure by borrower to maintain a debt service coverage ratio of at least 1.15x, until the debt service coverage ratio has been at least 1.20x for two consecutive calendar quarters and no other cash management period is then continuing; (iv) the occurrence and continuance of a PIP Trigger Event until cured; or (v) an indictment

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1010 Front Avenue and 1051, 1060, 1091, 1111 and 1121 West 10th Street Cleveland, OH 44113	Collateral Asset Summary – Loan No. 9 Flats East Bank Phase I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,954,955 65.6% 1.37x 11.1%

for fraud or misappropriation of funds by the borrower, guarantors, borrower sponsors or any property manager(s) or any director or officer of borrowers, guarantors, borrower sponsors or manager(s).

A “PIP Trigger Event” will commence upon the occurrence of any of the following: (i) the franchisor gives notice of its intention to terminate or cancel or not extend or renew the franchise agreement, until such time that the franchisor revokes such notice or the borrowers deliver a new acceptable franchise agreement to the lender, (ii) 12 months prior to the then applicable expiration date under the franchise agreement, until such time that the franchise agreement is renewed or the borrower delivers a new acceptable franchise agreement to the lender, (iii) an event of default by the borrower or an affiliate of borrower under the franchise agreement, until such time that the breach is cured; (iv) the bankruptcy or insolvency of the franchisor, until such time that borrowers deliver a new acceptable franchise agreement to lender or (v) the franchisor requires the borrowers to perform any PIP until such time that the PIP is completed or an amount necessary to complete the PIP (as determined by lender) has been reserved with lender.

Initial Reserves. At loan origination, the borrowers deposited (i) $90,000 into a tax reserve account, (ii) $51,000 into an insurance reserve account and (iii) $250,000 into a parking reserve. The parking reserve amount will be released to the borrower at such time that the Minimum Payment amount payable under the Tax Incremental Financing (“TIF”) with respect to the Parking Component is $89,146.22 or less. The current Minimum Payment amount payable allocated to the Parking Component as part of the TIF agreement is $164,984. See “Tax Incremental Financing” below.

Ongoing Reserves. On a monthly basis, the borrowers are required to make deposits of (i) 1/12 of the estimated annual taxes, which currently equates to $75,216, into a tax reserve account, (ii) 1/12 of the estimated insurance premiums into an insurance reserve account; provided that such monthly insurance will be waived so long as the Flats East Bank Phase I Property is insured pursuant to an acceptable blanket policy, (iii) $2,764 into a TI/LC reserve account ($1.00 per sq. ft. based on the Retail Component), (iv) $415 into a replacement reserve account ($0.15 per sq. ft. based on the Retail Component), (v) 1/12th of 4.0% such year’s gross income from operations derived from the Hotel Component (currently estimated to be $22,500) and (vi) during the months of May through August, $100,000 into a seasonality reserve, which amount is required to be recalculated annually based on the prior year performance and forward-looking budget.

Additionally, in the event that the franchisor requires work under a PIP, the borrowers are required to deposit, on the immediately following monthly payment date, an amount equal to 125% of the estimated cost to perform the work under the PIP into the PIP reserve account and (ii) during a PIP Trigger Event, all excess cash flow will be swept into the PIP reserve account.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. At any time after the expiration of the lockout period, the borrower may obtain the release of the Parking Component, provided, among other things, (i) the borrower delivers defeasance collateral in an amount equal to $4,080,000, which is 120.0% of the Allocated Loan Amount of the Parking Component and (ii) after such release, (x) the debt service coverage ratio is no less than the greater of (1) the debt service coverage ratio immediately preceding such release and (2) the debt service coverage ratio at loan origination (1.43x), (y) the debt yield is no less than the greater of (1) the debt yield immediately preceding such release and (2) the debt yield at loan origination (10.2%), and (z) the loan to value ratio is no greater than the lesser of (1) the loan to value ratio immediately preceding such release and (2) the loan to value ratio at loan origination (65.7%).

“Allocated Loan Amount” means (i) with respect to the Aloft Hotel, $17,400,000; (ii) with respect to the Retail Component (other than Parcel D), $2,700,000; (iii) with respect to the Parking Lot, $3,400,000; and (iv) with respect to Parcel D, $500,000.

Franchise Loan. In connection with the construction of the Flats East Bank Phase I Property, The Sheraton LLC, provided a $750,000 loan (the “Franchise Loan”) to an affiliate of the borrowers. In connection with the origination of the Flats East Bank Phase I Loan, the Hotel Component was transferred to Flats East 111 Hotel LLC (the “Hotel Borrower”) and the entity owning a 99% interest in the Hotel Borrower delivered a promissory note to Sheraton LLC for the outstanding principal amount of the Franchise Loan, $609,375. The Franchise Loan amortizes in equal monthly installments of $3,125 (and will be reduced to zero upon expiration of the franchise agreement on June 10, 2033). Pursuant to the terms of the Franchise Loan, (i) the Hotel Borrower is not required to make any payments under the Franchise Loan provided the franchise agreement has not been terminated and there is no default thereunder and (ii) no payment is due in connection with a transfer if the transferee assumes the outstanding obligation.

Tax Incremental Financing. In connection with a bond issuance, the Flats East Bank Phase I Property is subject to a tax increment financing arrangement pursuant to which “Minimum Payments” are secured by a first priority lien (the “TIF Mortgage”), recorded with the Cuyahoga County Recorder, which secures payments required to be made to bondholders (the “TIF Bondholders”) in lieu of real

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1010 Front Avenue and 1051, 1060, 1091, 1111 and 1121 West 10th Street Cleveland, OH 44113	Collateral Asset Summary – Loan No. 9 Flats East Bank Phase I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,954,955 65.6% 1.37x 11.1%

estate taxes due on the Flats East Bank Phase I Property. At origination, the borrowers escrowed $90,000 for taxes (which includes the estimated amount of payments in lieu of taxes that are due to the TIF Bondholders). On each monthly payment date, the borrowers are required to deposit with lender 1/12th of the annual payments that lender determines will be due to be paid in lieu of taxes. Such annual amount will be based on an amount equal to the greater of (a) “Service Payments” (which are approximately equal to the real property taxes that would be due that year (as required to be paid in semi-annual payments) and (b) “Minimum Payments” (which are semi-annual amounts in an aggregate amount equal to $429,071.01 (semi-annually), which amounts are payable in monthly installments. In the event the borrowers receive a bill from the agent for the TIF Bondholders indicating that the Servicer Payment due is higher than the Minimum Payments, the borrowers are required to pay the excess to the agent for the TIF Bondholders. The TIF Mortgage provides that a failure to make any TIF payment will entitle the TIF Bondholders to exercise remedies with respect to the past due amount (and not to accelerate any outstanding obligations which are not yet due). The TIF financing arrangement will terminate in October 2039, at which time the TIF Bondholders will be paid in full and the TIF Bondholders will be required to release the TIF Mortgage of record. The current Minimum Payment that is allocated to the Parking Component is $164,984 annually (“Parking Component Minimum Payment”). The borrowers are pursuing approval of a reallocation of the Minimum Payments, which, if successful, would reduce the Parking Component Minimum Payment to $89,146 annually.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1010 Front Avenue and 1051, 1060, 1091, 1111 and 1121 West 10th Street Cleveland, OH 44113	Collateral Asset Summary – Loan No. 9 Flats East Bank Phase I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,954,955 65.6% 1.37x 11.1%

PARKING COMPONENT
FRONT STREET
TO BROWNS STADIUM
PUNCH BOWL
FLIP SIDE
ERNST & YOUNG
WEST 10TH
BOLD
aloft
TO DOWNTOWN AND WAREHOUSE DISTRICT
MAIN AVENUE
RASCAL FLATTS
COASTAL TACO
WATER TAXI
Collateral

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1010 Front Avenue and 1051, 1060, 1091, 1111 and 1121 West 10th Street Cleveland, OH 44113	Collateral Asset Summary – Loan No. 9 Flats East Bank Phase I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,954,955 65.6% 1.37x 11.1%

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
BURKE LAKEFRONT AIRPORT
Lake Erie
Flats East Bank Phase I
1010 Front Avenue and 1051, 1060, 1091, 1111 and 1121 West 10th Street
Cleveland, OH 44113
FirstEnergy Stadium
Great Lakes Science Center
Cleveland City Hall
Cleveland Public Auditorium
Cleveland Convention Center
Cuyahoga County Courthouse
Cuyahoga County Justice Center
Quicken Loans Building
The Ritz-Carlton
First Merit Bank Bldg
Quicken Loans Arena
Progressive Field
The Colonial Marketplace
May Company Building
W HURON RD
CANAL RD
ONTARIO ST
CARNEGIE AVE
CARTER RD
TROLLEY
Euclid
Lake Erie
East Cleveland
Cleveland Heights
Cleveland
Lakewood
Westlake
Fairview Park
Brooklyn
Parma
Seven Hills
Solon
CLEVELAND HOPKINS INTERNATIONAL AIRPORT
Middleburg Heights
North Royalton
Broadview Heights
Brecksville
Strongsville
Richfield
Brunswick
Hudson

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 10 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 49.7% 2.56x 9.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 10 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 49.7% 2.56x 9.8%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsor(1):	SRM Development, LLC
Borrower:	SRMKIID, LLC
Original Balance(2):	$22,500,000
Cut-off Date Balance(2):	$22,500,000
% by Initial UPB:	3.5%
Interest Rate:	3.6739%
Payment Date:	6th of each month
First Payment Date:	December 6, 2016
Maturity Date:	November 6, 2026
Amortization:	Interest Only
Additional Debt(2):	$50,000,000 Pari Passu Debt
Call Protection:	L(31), YM1(84), O(5)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing
Major Tenant:	$0	Springing
Rent Bridge(4):	$343,318	NAP

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$401
Balloon Balance / Sq. Ft.:	$401
Cut-off Date LTV(6):	49.7%
Balloon LTV:	49.7%
Underwritten NOI DSCR:	2.64x
Underwritten NCF DSCR:	2.56x
Underwritten NOI Debt Yield:	9.8%
Underwritten NCF Debt Yield:	9.5%
Underwritten NOI Debt Yield at Balloon:	9.8%
Underwritten NCF Debt Yield at Balloon:	9.5%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Kirkland, WA
Year Built / Renovated:	2015 / NAP
Total Sq. Ft.:	180,844
Property Management:	SRM Development, LLC
Underwritten NOI:	$7,125,240
Underwritten NCF:	$6,908,227
Appraised Value:	$146,000,000
Appraisal Date:	July 27, 2016

Historical NOI(7)
Most Recent NOI:	NAP
2016 NOI:	NAP
2015 NOI:	NAP
2014 NOI:	NAP

Historical Occupancy(7)
Most Recent Occupancy:	100.0% (May 6, 2017)
2016 Occupancy:	100.0% (December 31, 2016)
2015 Occupancy:	NAP
2014 Occupancy:	NAP

(1)	The non-recourse guarantors are Bryan P. Stone, James D. Rivard, Dee J. McGonigle III, Trevor Ashenbrener and Ryan Leong, on a joint and several basis.

(2)	The Google Kirkland Campus Phase II Whole Loan is evidenced by two pari passu notes in the aggregate original principal amount of $72.5 million. The non-controlling Note A-2 with an original principal balance of $22.5 million will be included in the CFCRE 2017-C8 mortgage trust. The controlling Note A-1 with an original principal balance of $50.0 million was contributed to the CFCRE 2016-C7 mortgage trust. For additional information on the pari passu companion loans, see “The Loan” below.

(3)	See “Initial Reserves” and “Ongoing Reserves” below.

(4)	The borrower deposited $343,318 at loan closing into a rent bridge reserve, which represents two months of rent on the remaining portion of the Google Kirkland Campus Phase II Property. The borrower commenced paying rent for this space in February 2017 and the reserve has been released to the borrower. There are no free rent periods remaining.

(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Google Kirkland Campus Phase II Whole Loan.

(6)	The appraiser assigned a hypothetical “dark value” of $116,000,000 for the Google Kirkland Campus Phase II Property. The Cut-off Date LTV based on the hypothetical “dark value” is 62.5%.

(7)	The Google Kirkland Campus Phase II Property was built in 2015. Google commenced paying rent on the initial 125,520 sq. ft. premise in December 2015, and commenced paying rent on the remaining 55,324 sq. ft. premise in February 2017. As a result, Historical NOI and Historical Occupancy are not applicable.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 10 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 49.7% 2.56x 9.8%

The Loan. The Google Kirkland Campus Phase II loan (the “Google Kirkland Campus Phase II Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 180,844 sq. ft. Class A creative office campus located in Kirkland, Washington (the “Google Kirkland Campus Phase II Property”) with an original principal balance of $22.5 million that represents the non-controlling Note A-2 of a $72.5 million whole loan (the “Google Kirkland Campus Phase II Whole Loan”). The Google Kirkland Campus Phase II Loan is structured with a 10-year term and is interest only. The Google Kirkland Campus Phase II Loan accrues interest at a fixed rate equal to 3.6739% and has a Cut-off Date balance of $22.5 million.

The Google Kirkland Campus Phase II Loan is evidenced by two pari passu notes, the controlling Note A-1, with an original principal balance of $50.0 million, which was included in the CFCRE 2016-C7 mortgage trust, and the non-controlling Note A-2, with an original principal balance of $22.5 million, which will be included in the CFCRE 2017-C8 mortgage trust.

The relationship between the holders of the Google Kirkland Campus Phase II Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–Google Kirkland Campus Phase II Whole Loan” in the Preliminary Prospectus.

Whole Loan Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$50,000,000	$50,000,000	CFCRE 2016-C7	Yes
Note A-2	$22,500,000	$22,500,000	CFCRE 2017-C8	No
Total	$72,500,000	$72,500,000

Loan proceeds were used to retire existing debt of approximately $61.0 million, fund upfront reserves, pay closing costs and return approximately $10.5 million of equity to the borrower sponsor. Based on the “As-Is” appraised value of $146.0 million as of July 27, 2016 the Cut-off Date LTV ratio is 49.7%. In addition, the appraiser concluded a hypothetical “dark value” of $116.0 million as of July 27, 2016, resulting in a loan to dark value ratio of 62.5%. Prior to the origination of the Google Kirkland Campus Phase II Whole Loan, the most recent financing of the Google Kirkland Campus Phase II Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$72,500,000	100.0%	Loan Payoff	$60,986,085	84.1%
			Return of Equity(1)	$10,498,127	14.5%
			Closing Costs	$672,471	0.9%
			Reserves	$343,318	0.5%
Total Sources	$72,500,000	100.0%	Total Uses	$72,500,000	100.0%
(1)	The Google Kirkland Campus Phase II Property was developed by the borrower sponsors as a built-to-suit facility for Google at a cost of approximately $75.7 million (approximately $419 PSF). According to the borrower sponsor, Google has invested approximately $41.5 million (approximately $229 PSF) to build out its space.

The Borrower / Borrower Sponsor. The borrower, SRMKIID, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsors of the borrower and non-recourse carve-out guarantors are Trevor Ashenbrener, Ryan Leong, Dee J. McGonigle III, James D. Rivard and Bryan P. Stone, on a joint and several basis. Collectively, these individuals represent the leadership team at SRM Development, LLC (“SRM”), the borrower sponsor.

SRM is a privately owned acquisition, development, construction management, and property management company, specializing in multi-family, senior housing and mixed-use developments across the western United States. Since 2001, SRM has developed and constructed more than $1.0 billion of residential and commercial real estate, 3,000 units of senior and multifamily housing and over 750,000 sq. ft. of retail, hotel and office space. SRM has developed and/or managed approximately 15 properties in the Seattle area.

The Property and Tenant. The Google Kirkland Campus Phase II Property is an 180,844 sq. ft., Class A creative office campus complex improved with one, two-story building located on approximately 5.1 acres in Kirkland, Washington. Constructed in 2015, the property is LEED Platinum certified and features large, open floor plates that are nearly two football fields long. Building finishes consist of custom wall finishes, carpet and reclaimed wood flooring with some polished concrete and both open and dropped ceilings. Additionally, the Google Kirkland Campus Phase II Property is situated above a two-level underground parking garage that contains 694 parking spaces (including 44 quick charging stations) and includes an area for a racquetball court, indoor basketball and a large area for ping pong and rope climbing.

The Google Kirkland Campus Phase II Property is part of a larger, 375,669 sq. ft. Google creative-office campus, which includes Google Kirkland Campus Phase I (non-collateral), an adjacent three building complex totaling 194,825 sq. ft. that was developed in 2008-2009. Collectively, the creative-office campus is the company’s third-largest engineering center with more than 1,000 employees.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 10 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 49.7% 2.56x 9.8%

Amenities at the Google Kirkland Campus Phase II Property include a restaurant, several micro kitchens, large skylights that have an auto sun following Sunbeamer system to pull/reflect additional natural light into the core of the building and rooftop deck that is over 10,000 sq. ft. with views of Lake Washington. The perimeter of the building also includes, auto adjusting blinds that open and close as exterior light levels change.

The Google Kirkland Campus Phase II Property has been outfitted with a campus park, which includes a full size basketball court, regulation sand volleyball court, TRX instructional fitness area, seating areas, and a child play area. The Google Kirkland Campus Phase II Property also provides employees with a large landscaped area, a gas fire pit and covered walkway between Phase I and Phase II.

The Google Kirkland Campus Phase II Property was developed by the borrower sponsors as a built-to-suit facility for Google at a cost of approximately $75.7 million (approximately $419 per sq. ft.). According to the borrower sponsor, Google has invested approximately $41.5 million (approximately $229 per sq. ft.) to build out its space.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration

Google	NR/Aa2/AA	180,844	100.0%	$41.03	100.0%	11/30/2027;1/31/2029(3)(4)
Total Occupied Collateral		180,844	100.0%	$41.03	100.0%
Vacant		0	0.0%
Total		180,844	100.0%

(1)	The ratings are those of the parent company, which does not guaranty the lease.

(2)	UW Base Rent includes contractual rent steps through February 1, 2017 ($135,523) and rent averaging through the term of the Google Kirkland Campus Phase II Loan ($763,794). Google commenced paying rent on the initial 125,520 sq. ft. premise (“Initial Premises”) in December 2015, and commenced paying rent on the remaining 55,324 sq. ft. premise in February 2017 (“Remaining Premises”). As of February 1, 2017, annual base rent for the Google Kirkland Phase II Property was $6,656,145 ($36.81 PSF) with 2.5% annual rent increases commencing February 1, 2018 through lease maturity. The appraiser concluded a market rent of $36.00 PSF, which is in-line with the current annual base rent of $36.81 PSF.

(3)	In March 2016, Google executed a triple-net lease amendment, which, with respect to 125,520 sq. ft., expires on November 30, 2027 and with respect to 55,324 sq. ft. expires on January 31, 2029.

(4)	Google has three, five-year extension options and has the right to reduce the area of its leased space (and reduce its rent accordingly) with respect to (i) all or part of a quadrant, effective November 30, 2020 and (ii) all or part of a quadrant, effective as of November 30, 2022; upon 12 months’ notice and payment of a contraction fee. The Google Kirkland Campus Phase II Loan is structured with an excess cash flow sweep related to such contraction options. See “Lockbox / Cash Management” below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 10 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 49.7% 2.56x 9.8%

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(1)	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2025	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2026	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2027(2)	1	125,520	69.4%	125,520	69.4%	$41.03	69.4%	69.4%
Thereafter(2)	1	55,424	30.6%	180,844	100.0%	$41.03	30.6%	100.0%
Vacant	NAP	0	0.0%	180,844	100.0%	NAP	NAP
Total / Wtd. Avg.	2	180,844	100.0%			$41.03	100.0%

(1)	UW Base Rent includes contractual rent steps through February 1, 2017 ($135,523) and rent averaging through the term of the Google Kirkland Campus Phase II Loan ($763,794). Google commenced paying rent on the Initial Premises in December 2015, and commenced paying rent on the Remaining Premises in February 2017. As of February 1, 2017, annual base rent for the Google Kirkland Campus Phase II Property is $6,656,145 ($36.81 PSF) with 2.5% annual rent increases commencing February 1, 2018 through lease maturity. The appraiser concluded a market rent of $36.00 PSF, which is in-line with the current annual base rent of $36.81 PSF.

(2)	In March 2016, Google executed a triple-net lease, which, with respect to 125,520 sq. ft., expires on November 30, 2027 and with respect to 55,324 sq. ft. expires on January 31, 2029.

Google. (180,844 sq. ft.; 100.0% of NRA; 100.0% of U/W Base Rent) The Google Kirkland Campus Phase II Property is 100.0% leased to Google, a wholly-owned subsidiary of Alphabet Inc. (rated NR/Aa2/AA by Fitch/Moody’s/S&P). Founded in 1998 and headquartered in California, Google is a global technology company specializing in internet-related services and products, including search, cloud computing, software, and online advertising technologies. Google provides its products and services in more than 100 languages and over 50 countries, regions and territories. Google’s core products include Android, Maps, Chrome, YouTube, Google Play and Gmail.

Projects at the Google Kirkland Campus Phase II Property include Google Talk, Google Chrome, Gmail, YouTube, AdPlanner, AdWords and Widevine, a digital rights management software company.

In March 2016, Google executed a triple-net lease amendment, which, with respect to 125,520 sq. ft. (the “Initial Premises”), expires on November 30, 2027 and with respect to 55,324 sq. ft. (the “Remaining Premises”) expires on January 31, 2029. Google commenced paying rent on (i) the Initial Premises in December 2015, and (ii) the Remaining Premises in February 2017. As of February 1, 2017, annual base rent for the Google Kirkland Campus Phase II Property was $6,656,145 ($36.81 PSF) with 2.5% annual rent increases commencing February 1, 2018 through November 30, 2027. With respect to the Remaining Premises, annual rent will be $217,193 ($47.11 PSF) as of December 1, 2027 with a 2.5% rent increase in February 2028 prior to lease expiration in January 31, 2029. The lease is structured with three, five-year extension options.

The office portion of the building is comprised of four separate areas, each of which consists of approximately one-half of one floor (each, a “Quadrant”).

Google has the right to reduce the area of its leased space (and reduce its rent accordingly) with respect to (i) all or part of a Quadrant, effective November 30, 2020 (“First Contraction Date”) and (ii) all or part of a Quadrant (“Second Contraction Date”), effective as of November 30, 2022; provided Google gives 12 months’ notice and pays a contraction fee equal to 12 months (with respect to the First Contraction Date) or nine months (with respect to the Second Contraction Date) of rent and expenses as reasonably estimated by the borrower (each, a “Contraction Option”).

Environmental Matters. According to a Phase I environmental report, dated August 2, 2016, there are no recognized environmental conditions or recommendations for further action at the Google Kirkland Campus Phase II Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 10 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 49.7% 2.56x 9.8%

The Market. The Google Kirkland Campus Phase II Property is located on Seventh Avenue South within Kirkland, Washington. Employers located in the Seattle metropolitan area include Amazon, Facebook, Oracle, eBay, Salesforce, Uber, Twitter, Apple, Children’s Hospital, the University of Washington and Microsoft, among others. According to the 2015 edition of the Startup Genome Project, Seattle was ranked as the eighth best “Global Startup Ecosystem” with 1,500 to 2,200 active tech startups.

The Google Kirkland Campus Phase II Property is located within Kirkland, a close-in Seattle suburb. With access to State Route 520, Interstate 405 and the Lake Washington waterfront, the Google Kirkland Campus Phase II Property is located approximately 11.0 miles from downtown Seattle and is within walking distance of a number of amenities including shops, restaurants and lodging. Additionally, the Google Kirkland Campus Phase II Property is surrounded by a number of Kirkland’s newest developments including Kirkland Urban, a 1.2 million sq. ft. mixed-use development, as well as nearly a dozen new multifamily developments. Located within five miles of Microsoft’s world headquarters, Kirkland has become a hub for many of the region’s technology tenants, including Tableau, Wave Broadband, Bluetooth SIG and GoDaddy. The population and average household income as of 2015 within a 5-mile radius of the Google Kirkland Campus Phase II Property are 299,761 and $119,944, respectively.

The Google Kirkland Campus Phase II Property is located in the Eastside office market, which totals more than 48.7 million sq. ft. of space in 1,433 buildings. As of the second quarter of 2016, average vacancy was 6.6% (compared to 6.7% during the same quarter the prior year) with average asking rent of $33.95 per sq. ft.. The Google Kirkland Campus Phase II Property is more specifically located in the Kirkland office submarket, which totals 4.3 million sq. ft. of space in 204 buildings. As of the second quarter of 2016, average vacancy was 5.0% with average asking rent of $30.31 per sq. ft.. During the second quarter of 2016, there was 187,792 sq. ft. of positive net absorption and no new construction.

The appraiser analyzed a set of 10 comparable office rentals within the immediate competitive area of the Google Kirkland Campus Phase II Property, which indicated a base rent range of $30.00 to $40.50 per sq. ft. The appraiser determined an office market rent of $36.00 PSF, which is consistent with the Google Kirkland Campus Phase II Property’s in-place rent.

Comparable Set(1)
Name	City	Tenant	Lease Area (sq. ft.)	Lease Term (mos.)	Rent PSF
Google Kirkland Campus Phase II Property	Kirkland	Google(2)	180,844(2)	147 / 161(2)	$36.81(3)
Kirkland Urban - Central Building	Kirkland	Wave	87,145	126	$34.00
Kirkland Urban - North Building	Kirkland	Tableau Software	91,907	120	$34.00
434 Kirkland Way	Kirkland	Tableau Software	24,141	39	$35.50
Waterfront Place on Yarrow Bay	Kirkland	Guild Mortgage	7,151	76	$31.00
400 Lincoln Square	Bellevue	Apex Systems	7,200	96	$40.50
NorthEdge	Seattle	Tableau Software	207,791	132	$35.00
Troy Block - South Tower	Seattle	Amazon.com	391,005	192	$33.25
Troy Block - North Tower	Seattle	Amazon.com	418,999	192	$35.00
Hill7	Seattle	HBO	112,222	120	$36.50
200 Occidental	Seattle	Weyerhaeuser	175,000	180	$30.00
Appraiser’s Conclusion:					$36.00
(1)	Source: Appraisal.

(2)	Based on the Underwritten Rent Roll dated May 6, 2017 and based on the lease expiration for the Initial Premises and the Remaining Premises (November 30, 2027 and January 31, 2029, respectively).

(3)	Represents current annual base rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 10 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 49.7% 2.56x 9.8%

Cash Flow Analysis.

Cash Flow Analysis(1)
	U/W	U/W PSF
Base Rent(2)	$7,419,939	$41.03
Value of Vacant Space	0	0.00
Gross Potential Rent	$7,419,939	$41.03
Total Recoveries	2,361,455	13.06
Other Income	0	0.00
Less: Vacancy(3)	(195,628)	(1.08)
Effective Gross Income	$9,585,766	$53.01
Total Operating Expenses	2,460,526	13.61
Net Operating Income	$7,125,240	$39.40
TI/LC	180,844	1.00
Capital Expenditures	36,169	0.20
Net Cash Flow	$6,908,227	$38.20
(1)	The Google Kirkland Campus Phase II Property was built in 2015. As a result, historical cash flows are not applicable.

(2)	U/W Base Rent includes contractual rent steps through February 1, 2017 ($135,523) and rent averaging through the term of the Google Kirkland Campus Phase II Loan ($763,794). Google commenced paying rent on the Initial Premises in December 2015, and commenced paying rent on the Remaining Premises in February 2017. As of February 1, 2017, annual base rent for the Google Kirkland Phase II Property is $6,656,145 ($36.81 PSF) with 2.5% annual rent increases commencing February 1, 2018 through lease maturity. The appraiser concluded a market rent of $36.00 PSF, which is in-line with the current annual base rent of $36.81 PSF.

(3)	U/W Vacancy represents 2.0% of Gross Potential Rent. The Google Kirkland Campus Phase II Property is currently 100% occupied by Google.

Property Management. The Google Kirkland Campus Phase II Property is managed by SRM Development, LLC, an affiliate of the borrower.

Lockbox / Cash Management. The Google Kirkland Campus Phase II Loan is structured with a springing hard lockbox and springing cash management. A hard lockbox, in-place cash management and excess cash flow sweep will be required during a Cash Trap Period.

A “Cash Trap Period” will be in place upon (i) the occurrence of any event of default until cured, (ii) the failure by the borrower on or after the end of two consecutive calendar quarters to maintain a net cash flow debt yield of 7.50% until such debt yield is greater than or equal to 7.50% for two consecutive calendar quarters or (iii) the continuance of (x) a Major Tenant Non-Renewal Event or Major Tenant Trigger Event and (y) the failure by the borrower as of the date of such Major Tenant Non-Renewal Event or Major Tenant Trigger Event to maintain a net cash flow debt yield of 7.50% until such debt yield is greater than or equal to 7.50% for two consecutive calendar quarters.

A “Major Tenant Non-Renewal Event” means a period commencing upon the occurrence of any of the following: (i) Google or any successor tenant whose lease payments are equal to greater than 20% of gross income from operations (a “Major Tenant”) provides written notice of its intent (a) to vacate all or any portion of its space under its lease or (b) to not renew or to not extend its lease, or (ii) Google exercises a Contraction Option.

A “Major Tenant Trigger Event” means a period commencing upon the occurrence of any of the following: (i) a Major Tenant either ceases operations or otherwise vacates all or any portion of its space either (x) for a period of 12 months or more, or (y) within the last 18 months prior to the maturity date of the Google Kirkland Campus Phase II Loan or the term of such Major Tenant’s lease, (ii) a Major Tenant becomes the subject of a bankruptcy action or otherwise goes out of business, (iii) a Major Tenant’s lease is then in default beyond any notice and/or cure period or (iv) if a Major Tenant is Google, that the senior unsecured debt rating for Alphabet, Inc. and/or Google Inc. falls below “BBB-,” as determined by S&P and/or Fitch and/or “Baa3,” as determined by Moody’s.

Initial Reserves. At origination, the borrower deposited $343,318 into a rent bridge reserve, which represents two months’ of rent on the Remaining Premises, which was released to the borrower on each of the first two payment dates of the Google Kirkland Campus Phase II Loan.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit (i) 1/12 of the estimated annual real estate taxes, but such requirement is waived if (a) Google is obligated to pay these taxes under its lease and borrower provides evidence that such tax amounts have been paid to the applicable taxing authority at least 15 days prior to the date it is due, and (b) there is no event of default and (ii)

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 10 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 49.7% 2.56x 9.8%

1/12 of the estimated annual insurance premiums, but such requirement is waived if (x) there is no event of default and (y) the borrower provides evidence to lender of renewal policies prior to expiration of any applicable policies.

In the event that, either any Major Tenant Non-Renewal Event or any Major Tenant Trigger Event occurs, then as of (a) with respect to a Major Tenant Non-Renewal Event, the Major Tenant Lease Sweep Period and/or (b) with respect to any Major Tenant Trigger Event, the date of such Major Tenant Trigger Event, all excess cash flow is required to be deposited into the Major Tenant reserve until the balance of the reserve is equal to the aggregate of (x) the sum of 110% of the tenant improvements and leasing commissions for any Major Tenant Non-Renewal Premises then subject to new, qualified lease(s) pursuant to the terms of such Major Tenant’s lease, and (y) $40.00 PSF for the applicable space at the Google Kirkland Campus Phase II Property for any portion of the Major Tenant Non-Renewal Premises which is not subject to one or more new, qualified leases.

“Major Tenant Lease Sweep Period” means the period continuing during the earlier of (i) the date a Major Tenant’s renewal notice is due pursuant to its lease(s) and (ii) the date that is nine months prior to the lease expiration date (and the portion of leased premises affected by such Major Tenant, the “Major Tenant Non-Renewal Premises”).

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

451 Seventh Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 10 Google Kirkland Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 49.7% 2.56x 9.8%

Lynnwood
Mill Creek
Edmonds
Mountlake Terrace
Shoreline
Bothell
Woodinville
Kirkland
Redmond
Seattle
Bellevue
CBD
Newcastle
Renton
Inglewood-Finn Hill
JUANITA
SOUTH JUANITA
HIGHLANDS
NORKIRK
Kirkland
Kirkland Urban
EVEREST
HOUGHTON
Google Kirkland Campus Phase II
451 Seventh Avenue South
Kirkland, WA 98033
Northwest University
NORTHEAST SEATTLE
University Child Development School
UNIVERSITY DISTRICT
WALLINGFORD
University Village
Childrens Hospital - Regional Med Center
LAURELHURST
University of Washington
Alaska Airlines Arena
Husky Stadium
Hunts Point
Clyde Hill
MADISON PARK
Middle College Alternative HS
CAPITOL HILL
Broadway Market
Group Health Central Hospital
MADRONA
Seattle Central Community College
Seattle
Virginia Mason Medical Center
Seattle University
Swedish/First Hill Med Ctr
Swedish/Cherry Hill Medical Center
Harborview Medical Center
CBD
Pacific Place
Westlake Center
LESCHI
CenturyLink Field
WaMu Theatre
Safeco Field
Lake Washington
Medina
Bellevue
CBD
Bellevue Downtown Station
Bellevue Square
East Main Station
SOUNDTRANSIT
EAST LINK EXTENSION
South Bellevue Station
Overlake Hospital
Wilburton Station
120th Station
Restaurants & Shopping
Mercer Island
NORTH BEACON HILL
INDUSTRIAL DISTRICT
MT BAKER
MAP © 2016 CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, MI	Collateral Asset Summary – Loan No. 11 Art Van Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,500,000 68.2% 1.47x 10.1%

Mortgage Loan Information
Loan Seller:	UBS AG
Loan Purpose:	Acquisition
Borrower Sponsor:	LCN Capital Partners, L.P.
Borrower:	LCN AVF Warren (MI) LLC
Original Balance(1):	$20,500,000
Cut-off Date Balance(1):	$20,500,000
% by Initial UPB:	3.2%
Interest Rate:	4.9620%
Payment Date:	6th of each month
First Payment Date:	April 6, 2017
Maturity Date:	March 6, 2027
Amortization:	Interest Only for the first 24 months, 360 months thereafter
Additional Debt(1):	$48,250,000 Pari Passu Debt
Call Protection(2)(3):	L(27), D(86), O(7)
Lockbox / Cash Management:	Hard / In Place

Reserves
	Initial	Monthly
Taxes(4):	$0	Springing
Insurance(4):	$0	Springing
Replacement(4):	$0	Springing
TI/LC(5):	$0	Springing
Environmental:	$82,500	$0
Condominium Common Charge(6):	$0	Springing
Art Van Prepaid Rent(7):	$0	Springing

Financial Information(8)
Cut-off Date Balance / Sq. Ft.:	$49
Balloon Balance / Sq. Ft.:	$42
Cut-off Date LTV:	68.2%
Balloon LTV:	58.9%
Underwritten NOI DSCR:	1.57x
Underwritten NCF DSCR:	1.47x
Underwritten NOI Debt Yield:	10.1%
Underwritten NCF Debt Yield:	9.4%
(1)	The Art Van Portfolio Whole Loan is evidenced by five pari passu notes in the aggregate original principal balance of $68.75 million. The non-controlling Note A-2 and Note A-3, with an aggregate original principal balance of $20.5 million, will be included in the CFCRE 2017-C8 mortgage trust. The related companion loans have an aggregate original principal balance of $48.25 million and are evidenced by one controlling note and two non-controlling notes.
(2)	The lockout period will be at least 27 payment dates beginning with and including the first payment date of April 6, 2017. Defeasance of the $68.75 million Art Van Portfolio Whole Loan is permitted in whole or in part (see Footnote 3 below) on any payment date on or after the earlier of (i) July 6, 2019 and (ii) the date that is two years after the closing date of the securitization of the last pari passu note. In addition, the Art Van Portfolio Whole Loan is prepayable without penalty on or after September 6, 2026. The assumed lockout period of 27 payments is based on the expected CFCRE 2017-C8 securitization closing date in June 2017.
Property Information
Single Asset / Portfolio:	Portfolio of five properties
Property Type:	Various
Collateral:	Fee Simple
Location:	Various, MI
Year Built / Renovated:	Various / Various
Total Sq. Ft.:	1,407,911
Property Management:	Self-managed
Underwritten NOI:	$6,920,356
Underwritten NCF:	$6,491,378
Appraised Value(9):	$100,850,000
Appraisal Date:	Various

Historical NOI(10)
Most Recent NOI:	NAV
2016 NOI:	NAV
2015 NOI:	NAV
2014 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	100.0% (May 6, 2017)
2016 Occupancy:	100.0% (December 31, 2016)
2015 Occupancy:	100.0% (December 31, 2015)
2014 Occupancy:	100.0% (December 31, 2014)
(3)	Following the lockout period, the borrower is permitted to partially release any of the Properties (other than the Warren Distribution Center property), subject to certain conditions, including (i) no event of default has occurred, (ii) partial defeasance of 115% of the released property’s allocated loan balance, (iii) the LTV ratio with respect to the remaining Property(ies) is no greater than the lesser of (a) 68.2% and (b) the LTV ratio immediately prior to the release, (iv) the DSCR with respect to the remaining Property(ies) is no less than the greater of (a) 1.47x and (b) the DSCR immediately prior to the release and (v) the debt yield with respect to the remaining Property(ies) is no less than the greater of (a) 9.4% and (b) the debt yield immediately prior to the release.
(4)	Monthly taxes, insurance and replacement reserves will be waived, as long as (a) no event of default exists, (b) all of the Properties are demised pursuant to the Art Van Furniture, Inc. (“Art Van”) lease (subject to the borrower’s right to release the individual properties as detailed in the Footnote 3 above), (c) the Art Van lease is in full force and effect, (d) no material tenant trigger event exists and (e) Art Van (x) pays all taxes directly to applicable government authorities, (y) performs its obligations to maintain insurance and (z) performs its maintenance obligations, pursuant to the Art Van lease.
(5)	Monthly TI/LC reserve will be waived, as long as (i) no event of default then exists under the Art Van lease and (ii) the Art Van lease is in full force and effect.
(6)	Monthly condominium common charges will be waived, as long as (i) no event of default exists, (ii) the Comstock Park Retail property is demised pursuant to the Art Van lease, (iii) the Art Van lease is in full force and effect, (iv) no material tenant trigger event exists and (v) Art Van performs its obligations to pay all condominium common charges directly to the condominium association.
(7)	On each date that the quarterly rent is due or the date that the quarterly rent is paid (the “Art Van Rent Payment Date”), the borrower will deposit the rent due by Art Van on such Art Van Rent Payment Date into the Art Van prepaid rent reserve. Provided no event of default is continuing, on each monthly payment date in January, April, July and October, the lender will disburse from the Art Van prepaid rent reserve, the Quarterly Prepaid Rent Amount into the cash management account. The “Quarterly Prepaid Rent Amount” means the lesser of (i) the quarterly rent related to the quarter commencing with the month the disbursement is being made and (ii) the balance of the Art Van prepaid rent reserve. The Quarterly Prepaid Rent Amount cannot exceed one-quarter of the annual rent due for the related quarter.
(8)	DSCR, LTV, Debt Yield, and Balance / Sq. Ft. calculations are based on the aggregate Art Van Portfolio Whole Loan.
(9)	The appraisals concluded a hypothetical “dark value” of $87,840,000 for the Properties. The Cut-off Date LTV based on the hypothetical “dark value” is 78.3%.
(10)	Historical financials are not available as the Properties were acquired in a sale leaseback transaction. The Properties were previously owner occupied. The lease is structured as a triple net lease where all of the operating management expenses are paid directly by Art Van, including capital expenditures.

TRANSACTION HIGHLIGHTS

■	The Properties. The Art Van Portfolio properties (the “Properties”) consist of two distribution centers and three retail properties located in Michigan. The Properties are 100.0% occupied as of May 6, 2017 by Art Van under a 20-year triple net master lease that commenced in March 2017 and will expire in February 2037 with two 10-year renewal options. Art Van is a major furniture and mattress retailer in the Midwest. As of the fiscal year ending September 2016, Art Van reported net revenue of approximately $794.0 million, compared to net revenue of approximately $721.7 million as of the fiscal year ending September 2015. Weighted average sales per sq. ft. on selling space across all the retail space at the Properties was approximately $416 per sq. ft. in 2016, up from $407 per sq. ft. in 2015. Thomas H. Lee Partners, L.P. (“THL”) acquired Art Van for $636.4 million at the origination of the Art Van Portfolio Whole Loan. THL utilized the sale of the real estate assets through several sale-leaseback transactions totaling $436.4 million, which includes approximately $98.3 million used to finance the acquisition of the Properties, in addition to $100.0 million of cash equity from THL and a $100.0 million GSO Capital Partners term loan.

■	Borrower Sponsor. The non-recourse carve-out guarantor is LCN North American Fund II REIT, a Maryland real estate investment trust, which is managed by LCN Capital Partners, L.P. (“LCN”), the borrower sponsor. LCN is a private equity firm with offices in New York, London and Luxembourg. LCN acquired the Properties from THL as part of a sale-leaseback for approximately $98.3 million. The borrower sponsor contributed approximately $30.6 million in equity to acquire the Properties.

■	Market and Demographics. The Properties are located in (i) industrial submarkets, with submarket vacancy rates ranging from 0.8% to 1.7% and (ii) retail submarkets, with submarket vacancy rates ranging from 3.6% to 5.5%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

IN, KY, MO, TN, TX	Collateral Asset Summary – Loan No. 12 MVP Parking Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,250,000 55.2% 1.88x 9.7%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Borrower Sponsors:	MVP REIT, Inc.; MVP REIT II, Inc.
Borrowers:	MVP Houston Preston Lot, LLC; MVP Houston San Jacinto Lot, LLC; MVP Indianapolis Meridian Lot LLC; MVP Louisville Station Broadway, LLC; St. Louis Broadway Group, LLC; St. Louis Seventh & Cerre, LLC; White Front Garage Partners, LLC
Original Balance:	$16,250,000
Cut-off Date Balance:	$16,250,000
% by Initial UPB:	2.5%
Interest Rate:	5.0300%
Payment Date:	6th of each month
First Payment Date:	June 6, 2017
Maturity Date:	May 6, 2027
Amortization:	Interest Only
Additional Debt:	None
Call Protection(1):	L(25), D(92), O(3)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$76,342	$19,400
Insurance(3):	$0	Springing
Replacement:	$0	$1,995
Immediate Repairs:	$180,000	NAP

Financial Information
Cut-off Date Balance / Space:	$20,544
Balloon Balance / Space:	$20,544
Cut-off Date LTV:	55.2%
Balloon LTV:	55.2%
Underwritten NOI DSCR:	1.91x
Underwritten NCF DSCR:	1.88x
Underwritten NOI Debt Yield:	9.7%
Underwritten NCF Debt Yield:	9.6%
Property Information
Single Asset / Portfolio:	Portfolio of seven properties
Property Type:	Other / Parking
Collateral:	Fee Simple
Location:	Various
Year Built / Renovated:	Various / Various
Total Spaces:	791
Property Management:	Self-managed
Underwritten NOI:	$1,579,465
Underwritten NCF:	$1,555,530
Appraised Value(4):	$29,460,000
Appraisal Date:	March 7, 2017-March 15, 2017

Historical NOI(5)
Most Recent NOI:	NAV
2016 NOI:	NAV
2015 NOI:	NAV
2014 NOI:	NAV

Historical Occupancy(5)
Most Recent Occupancy:	100.0% (May 6, 2017)
2016 Occupancy:	NAV
2015 Occupancy:	NAV
2014 Occupancy:	NAV
(1)	At any time after the expiration of the lockout period, the borrower may obtain the release of any of the MVP Parking Portfolio properties, provided, among other things, (i) the borrower delivers defeasance collateral in an amount equal to the greater of (a) 100% of the net sales proceeds received for the property being released and (b) 125% of the allocated loan amount for such individual property and (ii) after such release, (a) the DSCR is no less than the greater of (1) 1.90x and (2) the DSCR immediately prior to the release and (b) the LTV for the remaining properties is no greater than the lesser of (1) 55.2% and (2) the LTV immediately prior to the release.
(2)	In-place cash management will commence upon and continue during the occurrence of (i) any event of default, (ii) any bankruptcy action of borrower or principal or property manager, (iii) failure by the borrower to maintain a DSCR of at least 1.40x at the end of one consecutive calendar quarter, until such time that the DSCR is at least 1.50x for two consecutive calendar quarters, or (iv) six months prior to the expiration of any lease(s) representing more than 25.0% of net operating income, among other things as specified in the loan documents.
(3)	The borrower is required to make monthly deposits for the payment of insurance in an amount equal to 1/12th of the estimated annual insurance premium payable if an event of default has occurred or is continuing or if borrower fails to provide satisfactory evidence that it maintains the required coverage under an acceptable blanket insurance policy.
(4)	The MVP Parking Portfolio Properties have a combined appraised land value of approximately $17,090,000 ($34,576 per space) resulting in a loan-to-land value ratio of 59.4%.
(5)	Historical NOI and Historical Occupancy are not available. The borrower sponsor acquired the portfolio in 2016 and prior to the acquisition the parking assets were owned and managed by local operators. Underwritten base rent is based on the seven newly executed leases.

TRANSACTION HIGHLIGHTS

■	Properties. The MVP Parking Portfolio consists of the borrower’s fee simple interest in seven parking assets. MVP Indianapolis Meridian Lot has a total of 36 spaces and is located in Indianapolis, Indiana; MVP Louisville Station Broadway has a total of 165 spaces and is located in Louisville, Kentucky; White Front Garage Partners has a total of 155 spaces and is located in Nashville, Tennessee; MVP Houston Preston Lot has a total of 46 spaces and is located in Houston, Texas; MVP Houston San Jacinto Lot has a total of 85 spaces and is located in Houston, Texas; St. Louis Broadway Group has a total of 152 spaces and is located in St. Louis, Missouri; St. Louis Seventh & Cerre has a total of 152 spaces and is located in St. Louis, Missouri.

■	Location. MVP Indianapolis Meridian Lot is located 0.3 miles away from the Indiana Convention Center. The MVP Louisville Station Broadway is located across the street from the Brown Theater and Louisville Palace Theater, as well as 0.5 miles away from the Kentucky International Convention Center. White Front Garage Partners is located next to the Cumberland River and in close proximity to the George Jones Museum, the Nashville Convention Center, and Nissan Stadium. MVP Houston Preston Lot and MVP Houston San Jacinto Lot are both located near the Harris County Civil Court and the Houston Aquarium. St. Louis Broadway Group and St. Louis Seventh & Cerre are both located across the street from Busch Stadium.

■	Recently Executed Leases. At the time of borrower sponsor’s acquisition in 2016, the borrower sponsor executed new five and ten-year leases with the following established parking operators: Denison Parking (MVP Indianapolis Meridian Lot), Riverside Parking (MVP Louisville Station Broadway), Premier Parking (White Front Garage Partners), iPark Services (MVP Houston Preston Lot & MVP Houston San Jacinto Lot), and St. Louis Parking Company (St. Louis Broadway Group & St. Louis Seventh & Cerre). In addition to paying rent, the tenants also participate in revenue sharing.

■	Sponsor. The borrower sponsors, MVP REIT, Inc. and MVP REIT II, Inc. (collectively “MVP”) are real estate investment trusts focused primarily on parking and self-storage facilities located throughout the United States. As of year-end 2016, the Companies had $203.5 million in total assets and $10.2 million in total revenues. Also as of year-end 2016, the Companies’ total Parking Portfolio consisted of 47 parking assets across 15 states totaling 9,985 spaces.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

340 Bryant Street San Francisco, CA 94107	Collateral Asset Summary – Loan No. 13 340 Bryant	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 59.0% 1.43x 10.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Borrower Sponsor:	James M. Pollock
Borrower:	340 Bryant Street LLC
Original Balance(1):	$16,000,000
Cut-off Date Balance(1):	$16,000,000
% by Initial UPB:	2.5%
Interest Rate:	5.6750%
Payment Date:	6th of each month
First Payment Date:	April 6, 2017
Maturity Date:	March 6, 2027
Amortization:	Interest only for the first 60 months; 360 months thereafter
Additional Debt(1):	$14,700,000 Pari Passu Debt
Call Protection(2):	L(27), D(87), O(6)
Lockbox / Cash Management:	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$145,000	$48,333
Insurance:	$13,868	$1,981
Replacement:	$0	$1,038
TI/LC(3):	$0	$5,189
Switchfly:	$500,000	$0
Occupancy(4):	$0	Springing

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$493
Balloon Balance / Sq. Ft.:	$459
Cut-off Date LTV:	59.0%
Balloon LTV:	55.0%
Underwritten NOI DSCR(6):	1.47x
Underwritten NCF DSCR(6):	1.43x
Underwritten NOI Debt Yield:	10.2%
Underwritten NCF Debt Yield:	10.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	San Francisco, CA
Year Built / Renovated:	1932 / 2015
Total Sq. Ft.:	62,270
Property Management:	Pollock Realty Corporation
Underwritten NOI:	$3,132,421
Underwritten NCF:	$3,057,696
Appraised Value:	$52,000,000
Appraisal Date:	January 9, 2017

Historical NOI(7)
Most Recent NOI:	NAV
2016 NOI:	NAV

Historical Occupancy
Most Recent Occupancy(8):	100.0% (February 8, 2017)
2016 Occupancy:	NAV
(1)	The 340 Bryant Whole Loan is evidenced by two pari passu notes in the aggregate original principal balance of $30.7 million. The controlling Note A-1, with an original principal balance of $16.0 million will be included in the CFCRE 2017-C8 mortgage trust. The non-controlling Note A-2, with an original principal balance of $14.7 million was included by UBSAG in the WFCM 2017-RB1 mortgage trust.
(2)	In-place cash management will commence upon and continue upon the occurrence of (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or property manager has occurred, (iii) failure by the borrower to maintain a NOI debt yield of at least 7.5% at the end of any calendar quarter, (iv) failure by the borrower to maintain a DSCR of at least 1.15x at the end of two consecutive calendar quarters or (iv) a Lease Trigger Period (as defined below).
(3)	At loan closing, the borrower deposited $500,000 into the Switchfly reserve account for TI/LC expenses relating to the Switchfly, Inc. space.
(4)	The loan is structured with an excess cashflow sweep which will commence upon and continue during the occurrence of a “Lease Trigger Period” meaning any period during which an Occupancy Reserve Tenant has failed to satisfy certain conditions or failed to take certain actions (or has taken certain actions) in each case as specified in the 340 Bryant Loan documents. An “Occupancy Reserve Tenant” means, any of Skullcandy, Inc., Switchfly, Inc. and any other tenant or tenants that may lease 20% or more of the NRA or pays base rent equal to 20% or more of the gross income from operations (in each case aggregating tenant leases with any other leases with an affiliate of that tenant).
(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 340 Bryant Whole Loan.
(6)	Based on amortizing debt service payments. Based on current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.77x and 1.73x, respectively.
(7)	Historical NOI and occupancy are not applicable. The 340 Bryant Property was redeveloped in 2015 and acquired in March 2017.
(8)	The largest tenant, Switchfly, Inc. has not taken occupancy and is currently subleasing its entire leased space. See “Tenants” below.

TRANSACTION HIGHLIGHTS

■	Property. The 340 Bryant property is a 62,270 sq. ft., four-story creative-office building that is located in the center of the South of Market (“SoMa”) district, San Francisco, California. The 340 Bryant Property was originally constructed in 1932 as an industrial warehouse and was redeveloped in 2015 as a creative office for a total cost of approximately $15.0 million ($236.00 per sq. ft.) The borrower sponsor used loan proceeds along with approximately $19.5 million of equity to acquire the property at a purchase price of $49.0 million. The renovations included $6.8 million in tenant improvement build-out and refurbished storefronts, window and glazing, new stairs, signage, new elevators, improved plumbing and new mechanical systems.

■	Tenants. As of February 8, 2017, the 340 Bryant Property was 100.0% leased to two tenants; Switchfly, Inc. and Skullcandy, Inc. Switchfly, Inc. (47,673 sq. ft., 76.6% of NRA, 83.5% of UW annual rent) is a global business-to-business travel commerce and loyalty platform for airlines, hotels, financial services, online travel agencies and ecommerce companies. Switchfly, Inc. has not taken occupancy, but has a lease ($70.00 per sq. ft.) with an expiration in November 2025. Switchfly, Inc. is currently subleasing floors two and three to Five Stars Legacy, Inc. (37,433 sq. ft., 78.5% of Switchfly, Inc. NRA) pursuant to a sublease ($70.00 per sq. ft.) that expires in July 2018, and the fourth floor to Guidebook, Inc. (10,240 sq. ft., 21.5% of Switchfly, Inc. NRA) pursuant to a sublease ($52.0 per sq. ft.) that expires April 2019. Switchfly, Inc. has indicated that upon expiration of the Five Star Legacy sublease, it anticipates taking occupancy of such place to serve as its headquarters and has made a security deposit in the form of an irrevocable letter of credit for approximately $2.1 million. Skullcandy, Inc. (14,597 sq. ft., 23.4% of NRA, 16.5% of UW annual rent) was founded in 2003 and designs, markets and distributes audio and gaming headphones and accessories. Skullcandy, Inc. has been a tenant at the 340 Bryant Property since April 2016.

■	Borrower Sponsor. The borrower sponsor and nonrecourse carve-out guarantor is James M. Pollock. James M. Pollock is the president and CEO of Pollock Financial Group, which since 1960, has provided financial services for Northern California individuals and corporations.

■	Market. The 340 Bryant Property is located in the middle of the Second Street Corridor in the SoMa district, approximately 0.5 miles from the San Francisco central business district. The 340 Bryant Property is within walking distance to the Caltrain Station, AT&T Park, the Embarcadero waterfront, the future Golden State Warriors arena and an abundance of street level bars, restaurants and galleries. The SoMa district is San Francisco’s technology hub and is home to many companies such as Yelp, DropBox, Adobe Systems, Uber and AirBnB. The San Francisco office market as of third quarter 2016 had asking rents of $69.21 per sq. ft. and an overall vacancy rate of 7.7%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, TX	Collateral Asset Summary – Loan No. 14 Rearden Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,981,565 54.9% 1.56x 9.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	Robert O’Neal Gray; Santa Fe Realty Corporation
Borrowers:	Rearden Investment Partners II, LTD.; 2001 Forest Central Partners, LP; Carrollton Self Storage, LLC
Original Balance:	$16,000,000
Cut-off Date Balance:	$15,981,565
% by Initial UPB:	2.5%
Interest Rate:	4.6500%
Payment Date:	6th of each month
First Payment Date:	June 6, 2017
Maturity Date:	May 6, 2027
Amortization:	360 months
Additional Debt:	None
Call Protection(1):	L(25), D(92), O(3)
Lockbox / Cash Management(2):	Springing Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$70,900	$19,975
Insurance:	$27,358	$2,563
Replacement:	$0	$2,938
Immediate Repairs:	$92,990	$0

Financial Information
Cut-off Date Balance / Room:	$65
Balloon Balance / Room:	$52
Cut-off Date LTV:	54.9%
Balloon LTV:	44.7%
Underwritten NOI DSCR:	1.60x
Underwritten NCF DSCR:	1.56x
Underwritten NOI Debt Yield:	9.9%
Underwritten NCF Debt Yield:	9.7%

Property Information
Single Asset / Portfolio:	Portfolio of three properties
Property Type:	Self Storage
Collateral:	Fee Simple
Location:	Various, TX
Year Built / Renovated:	1986-1996 / NAP
Total Sq. Ft.:	249,554 SF
Property Management:	Extra Space Management, Inc.
Underwritten NOI:	$1,580,965
Underwritten NCF:	$1,545,714
Appraised Value:	$29,120,000
Appraisal Date:	March 2017

Historical NOI
Most Recent NOI:	$1,697,648 (T-12 February 28, 2017)
2016 NOI:	$1,664,541 (December 31, 2016)
2015 NOI:	$1,513,061 (December 31, 2015)
2014 NOI:	$1,362,074 (December 31, 2014)

Historical Occupancy(2)
Most Recent Occupancy:	92.1% (February 28, 2017)
2016 Occupancy:	91.3% (December 31, 2016)
2015 Occupancy:	92.7% (December 31, 2015)
2014 Occupancy:	90.0% (December 31, 2014)
(1)	Any time after expiration of the lockout period, the borrower may obtain the release of an individual Rearden Storage Portfolio Property in connection with a third party sale of such property, provided, among other things, (i) the borrower defeases an amount equal to (a) $8,875,000 with respect to Forest Central – Dallas, TX property, (b) $8,000,000 with respect to the Carrollton TX property and (c) $3,125,000 with respect to the Frame Street-Denton, TX property and (ii) after given effect to such release (a) the DSCR for the remaining properties is at least equal to the greater of (1) 1.50x and (2) the DSCR immediately prior to the release and (b) the LTV ratio for the remaining properties is less than or equal to (1) 54.9% and (2) the LTV ratio immediately prior to the release. See “Description of the Mortgage Pool – Certain Terms of the Mortgage Loans – Partial Releases” in the Preliminary Prospectus.
(2)	In place cash management will commence upon and continue during the occurrence of (i) any event of default, (ii) failure by borrower to maintain a DSCR of at least 1.25x at the end of two consecutive calendar quarters, until the DSCR is at least 1.25x for two consecutive calendar quarters or (iii) a bankruptcy of the borrower, guarantor or manager.

TRANSACTION HIGHLIGHTS

■	Property. The Rearden Storage Portfolio properties (the “Rearden Storage Portfolio Properties” or “Properties”) consists of the borrower’s fee simple interest in three self-storage facilities located in Texas. The Properties in aggregate consists of 1,826 units across 38 buildings and 199 parking spaces totaling 249,554 sq. ft. The unit mix contains interior and exterior storage units (35.7% climate controlled) with on-site management. The Rearden Storage Portfolio Properties were constructed between 1986 and 1996 and, as of February 28, 2017, were 92.1% occupied. The Properties are managed by Extra Space Management, Inc., a third party property manager.

■	Location. The Forest Central Self Storage property, located in Dallas, Texas, is a 77,757 sq. ft., 704-unit self-storage facility consisting of seven buildings. The area surrounding the property consist primarily of single/multifamily housing and retail/commercial properties. Within a 3-mile radius, the 2016 population and estimated median household income were 160,171 and $45,878 respectively. The Carrollton Self Storage property, located in Carrollton, Texas, is an 112,722 sq. ft., 615-unit self-storage facility consisting of 22 buildings. The area surrounding the property consists primarily of single/multifamily housing and retail/commercial properties. Within a 3-mile radius, the 2016 population and estimated median household income was 149,952 and $57,339 respectively. The Frame Street Self Storage property, located in Denton, Texas, is a 59,075 sq. ft., 507-unit self-storage facility consisting of 7 buildings The area surrounding the property consists primarily of single/multifamily housing, retail/commercial properties and in close proximity to the University of North Texas and Texas Women’s’ University. Within a 3-mile radius, the population and estimated median household income was 84,573 and $36,395 respectively.

■	Sponsors. The sponsors are Robert O’Neal Gray and Santa Fe Realty Corporation, on a join and several basis. Robert O’Neal Gray both founded and is the COO of Rearden Capital Corporation. Since 1993, Rearden Capital Corporation has built or remodeled in excess of 2,700 apartment units, and built and or remodeled over 14 self storage properties owned by the company or its affiliates and has acquired, lease and / or sold and developed over 170 acres of land.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5308 Liberty Avenue Pittsburgh, PA 15224	Collateral Asset Summary – Loan No. 15 Courtyard Marriott Shadyside	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,500,000 56.4% 1.79x 12.3%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	Carey Watermark Investors Inc.
Borrower:	CWI Shadyside Hotel, LLC
Original Balance:	$15,500,000
Cut-off Date Balance:	$15,500,000
% by Initial UPB:	2.4%
Interest Rate:	5.9320%
Payment Date:	6th of each month
First Payment Date:	April 6, 2017
Maturity Date:	March 6, 2022
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(27), D(29), O(4)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$239,068	$37,314
Insurance(2):	$0	Springing
FF&E:	$0	4.0% of gross income from operations of the preceding month
Closing Ground Rent(3)(4):	$7,401	$7,401

Financial Information
Cut-off Date Balance / Key:	$117,424
Balloon Balance / Key:	$117,424
Cut-off Date LTV:	56.4%
Balloon LTV:	56.4%
Underwritten NOI DSCR:	2.04x
Underwritten NCF DSCR:	1.79x
Underwritten NOI Debt Yield:	12.3%
Underwritten NCF Debt Yield:	10.8%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Select Service Hospitality
Collateral(4):	Fee Simple / Leasehold
Location:	Pittsburgh, PA
Year Built / Renovated:	2003 / 2014
Total Keys:	132
Property Management:	Concord Hospitality Enterprises Company
Underwritten NOI:	$1,899,708
Underwritten NCF:	$1,666,949
Appraised Value:	$27,500,000
Appraisal Date:	January 1, 2017

Historical NOI
Most Recent NOI:	$1,919,019 (December 31, 2016)
2015 NOI:	$2,362,358 (December 31, 2015)
2014 NOI:	$2,190,288 (December 31, 2014)
2013 NOI:	$2,093,809 (December 31, 2013)

Historical Occupancy
Most Recent Occupancy:	66.7% (December 31, 2016)
2015 Occupancy:	73.0% (December 31, 2015)
2014 Occupancy:	69.1% (December 31, 2014)
2013 Occupancy:	69.4% (December 31, 2013)
(1)	In-place cash management will commence upon and continue during the occurrence of (i) any event of default, or (ii) the failure by the borrower to maintain a DSCR of at least 1.45x at the end of two consecutive calendar quarters, until such time that the borrowers maintains a DSCR of at least 1.55x for two consecutive quarters.

(2)	The borrower is required to make monthly deposits for the payment of insurance in an amount equal to 1/12th of the estimated annual insurance premium if an event of default has occurred or is continuing or if the borrower has failed to provide satisfactory evidence that it maintains the required coverage under a reasonably acceptable blanket insurance policy.

(3)	The borrower is required to deposit $7,401 into a ground rent reserve account on each payment date. The ground lease expires February 26, 2042.

(4)	The borrower owns a (i) fee simple interest in the hotel property, and (ii) a leasehold interest in an adjacent outside parking facility. The borrower has leased its fee interest in the Courtyard Marriott Shadyside Property to a wholly-owned entity, as operating lessee. The operating lessee is not an obligor under the Courtyard Marriott Shadyside Loan, but has collaterally assigned all rents and assets to lender pursuant to a separate security agreement. The operating lease is subordinate to the Courtyard Marriott Shadyside Loan and in the event of a foreclosure, the lender has the right to dissolve the operating lease.

TRANSACTION HIGHLIGHTS

■	Property. The Courtyard Marriott Shadyside property consists of the borrower’s fee simple interest in a 132-key, six-story select service lodging facility and leasehold interest in a131-space outdoor parking facility in Pittsburgh, Pennsylvania. The Courtyard Marriott Shadyside Property was built in 2003 and acquired by the Carey Watermark Investors in 2013 for $29.9 million ($226,136/key). Additionally in 2014, Carey Watermark Investors Inc. invested approximately $2.2 million ($16,667/key) in capital expenditures, including a full soft-goods renovation of the guest rooms and lobby. The Courtyard Marriott Shadyside Property is comprised of 126 guest rooms and 6 suites. Amenities include an indoor pool and whirlpool, fitness center, a business center, approximately 1,700 sq. ft. of meeting space, a Marriott Courtyard Bistro and a Starbucks. The Courtyard Marriott Shadyside Property operates as a Marriott Courtyard under a Marriott International, Inc. franchise agreement that expires on March 11, 2033.

■	Location. The Courtyard Marriott Shadyside Property is located at 5308 Liberty Avenue in Pittsburgh, Pennsylvania, approximately 3.3 miles from downtown Pittsburgh. Additionally, the Courtyard Marriott Shadyside Property is situated directly adjacent to the University of Pittsburgh Medical Center Shadyside (520 beds), within 1 mile of Western Pennsylvania Hospital (412 beds), and less than 2 miles from the main campuses of the University of Pittsburgh and Carnegie Mellon University, which together enroll over 39,000 students.

■	Market. According to hospitality research reports as of December 31, 2016, the Courtyard Marriott Shadyside Property exhibited trailing-12 month occupancy, ADR and RevPAR of 66.3%, $158.07 and $104.73, respectively, resulting in occupancy, ADR and RevPAR penetration rates of 94.9%, 115.8% and 109.9%, respectively.

■	Borrower Sponsor. The borrower sponsor is Carey Watermark Investors Inc., a publicly registered non-traded REIT. Carey Watermark Investors Inc. is managed by W.P. Carey Inc. and Watermark Capital Partners, LLC. W.P. Carey Inc. is a New York-based REIT with approximately $17 billion in total assets under ownership and management.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Cantor Fitzgerald & Co. Inc., UBS Securities LLC, Citigroup Global Markets Inc., and CastleOak Securities, L. P (the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series CFCRE 2017-C8 (the “Offering Document”). The Information supersedes any such information previously delivered. The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document. The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-207567) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Cantor Fitzgerald & Co., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling 1-212-915-1700 or by email to the following address: legal@ccre.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.